UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) November 1, 2004

                         CENTURY PROPERTIES FUND XIV
            (Exact name of registrant as specified in its charter)


              California               0-9242                 94-2535195
      (State or other jurisdiction  (Commission            (I.R.S. Employer
           of incorporation)        File Number)        Identification Number)


                                55 Beattie Place
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                    (Address of principal executive offices)


                                 (864) 239-1000
                         (Registrant's telephone number)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01   Completion of a Disposition of Assets

On November 1, 2004, the Registrant sold two of its investment properties, St. Charleston Village Apartments and Torrey Pines Village Apartments, both located in Las Vegas, Nevada. The Registrant sold St. Charleston Village Apartments and Torrey Pines Village Apartments to Jackson Square Properties, LLC, a third party, for $14,355,000 and $8,915,000, respectively. The sales price of each investment property was determined based on the fair market value of the investment property.

In accordance with the Limited Partnership Agreement of the Registrant, the Registrant's managing general partner is evaluating the cash requirements of the Registrant to determine whether any portion of the net proceeds will be distributed to the Registrant's partners.

Item 9.01   Financial Statements and Exhibits

(b) Pro forma financial information.

The following unaudited pro forma consolidated balance sheet and statements of operations reflect the operations of the Registrant as if St. Charleston Village Apartments and Torrey Pines Village Apartments had been sold on January 1, 2003.

The unaudited pro forma consolidated financial statements do not project the Registrant's results of operations at any future date or for any future period. This pro forma information should be read in conjunction with the Registrant's 2003 Annual Report on Form 10-KSB.


                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                 (in thousands)

                                  June 30, 2004



All other assets                                            $ 461
Investment properties, net                                   4,048

      Total Assets                                         $ 4,509

All other liabilities                                       $ 730
Mortgage notes payable                                       9,267
Partners' deficit                                           (5,488)

      Total Liabilities and Deficit                        $ 4,509

               PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                     (in thousands, except per unit data)


                                           Six Months Ended       Year Ended
                                               June 30,          December 31,
                                                 2004                2003

Total revenues                                  $ 1,029            $ 2,026
Total expenses                                    1,326              2,739

Net loss                                        $ (297)             $ (713)

Net loss per limited partnership unit           $ (4.49)           $ (10.78)


(c) Exhibits.

The following exhibits are filed with this report (1):

10.5        Purchase and Sale Contract  between Century St.  Charleston,  L.P.
            and Jackson Square Properties, LLC, dated June 22, 2004.

10.5.1 Amendment to Purchase and Sale Contract between Century St. Charleston, L.P. and Jackson Square Properties, LLC, dated July 6, 2004.

10.5.2 Second Amendment to Purchase and Sale Contract between Century St. Charleston, L.P. and Jackson Square Properties, LLC, dated August 13, 2004.

10.5.3      Third Amendment to Purchase and Sale Contract  between Century St.
            Charleston,   L.P.  and  Jackson  Square  Properties,  LLC,  dated
            September 9, 2004.

10.6 Purchase and Sale Contract between Century Torrey Pines, L.P. and Jackson Square Properties, LLC, dated June 22, 2004.

10.6.1 Amendment to Purchase and Sale Contract between Century Torrey Pines, L.P. and Jackson Square Properties, LLC, dated July 6, 2004.

10.6.2 Second Amendment to Purchase and Sale Contract between Century Torrey Pines, L.P. and Jackson Square Properties, LLC, dated August 13, 2004.

10.6.3 Third Amendment to Purchase and Sale Contract between Century Torrey Pines, L.P. and Jackson Square Properties, LLC, dated September 9, 2004.

(1) Schedules and supplemental materials to the exhibits have been omitted but will be provided to the Securities and Exchange Commission upon request.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    CENTURY PROPERTIES FUND XIV


                                    By:   FOX CAPITAL MANAGEMENT CORPORATION
                                          Managing General Partner


                                    By:   /s/Martha L. Long
                                          Martha L. Long
                                          Senior Vice President


                                    Date: November 5, 2004

                                                                    Exhibit 10.5

                           PURCHASE AND SALE CONTRACT



                                     BETWEEN




                          CENTURY ST. CHARLESTON, L.P.

                          a Nevada limited partnership



                                    AS SELLER




                                       AND



                         JACKSON SQUARE PROPERTIES, LLC

                     a California limited liability company



                                  AS PURCHASER




                        ST. CHARLESTON VILLAGE APARTMENTS

                                Table of Contents
                                   (continued)
                                                                            Page



                                Table of Contents

                                                                            Page




ARTICLE 1      DEFINED TERMS.................................................1

ARTICLE 2      PURCHASE AND SALE, PURCHASE PRICE & DEPOSIT...................6

      2.1   Purchase and Sale................................................6

      2.2   Purchase Price and Deposit.......................................6

      2.3   Escrow Provisions Regarding Deposit..............................7

ARTICLE 3      FEASIBILITY PERIOD............................................8

      3.1   Feasibility Period...............................................8

      3.2   Expiration of Feasibility Period.................................9

      3.3   Conduct of Investigation.........................................9

      3.4   Purchaser Indemnification........................................9

      3.5   Property Materials..............................................10

      3.6   Property Contracts..............................................11

ARTICLE 4      TITLE........................................................11

      4.1   Title Documents.................................................11

      4.2   Survey..........................................................12

      4.3   Objection and Response Process..................................12

      4.4   Permitted Exceptions............................................12

      4.5   Existing Deed of Trust..........................................13

      4.6   Purchaser Financing.............................................13

ARTICLE 5      CLOSING......................................................13

      5.1   Closing Date....................................................13

      5.2   Seller Closing Deliveries.......................................14

      5.3   Purchaser Closing Deliveries....................................15

      5.4   Closing Prorations and Adjustments..............................16

      5.5   Post Closing Adjustments........................................19

ARTICLE 6      REPRESENTATIONS AND WARRANTIES OF SELLER AND PURCHASER.......19

      6.1   Seller's Representations........................................19

      6.2   AS-IS...........................................................20

      6.3   Survival of Seller's Representations............................21

      6.4   Definition of Seller's Knowledge................................21

      6.5   Representations And Warranties Of Purchaser.....................21

ARTICLE 7      OPERATION OF THE PROPERTY....................................22

      7.1   Leases and Property Contracts...................................22

      7.2   General Operation of Property...................................23

      7.3   Liens...........................................................23

ARTICLE 8      CONDITIONS PRECEDENT TO CLOSING..............................23

      8.1   Purchaser's Conditions to Closing...............................23

      8.2   Seller's Conditions to Closing..................................24

ARTICLE 9      BROKERAGE....................................................24

      9.1   Indemnity.......................................................24

      9.2   Broker Commission...............................................25

      9.3   Broker Signature Page...........................................25

ARTICLE 10     DEFAULTS AND REMEDIES........................................25

      10.1  Purchaser Default...............................................25

      10.2  Seller Default..................................................26

ARTICLE 11     RISK OF LOSS OR CASUALTY.....................................26

      11.1  Major Damage....................................................26

      11.2  Minor Damage....................................................27

      11.3  Repairs.........................................................27

ARTICLE 12     EMINENT DOMAIN...............................................27

      12.1  Eminent Domain..................................................27

ARTICLE 13     MISCELLANEOUS................................................28

      13.1  Binding Effect of Contract......................................28

      13.2  Exhibits And Schedules..........................................28

      13.3  Assignability...................................................28

      13.4  Binding Effect..................................................28

      13.5  Captions........................................................28

      13.6  Number And Gender Of Words......................................28

      13.7  Notices.........................................................28

      13.8  Governing Law And Venue.........................................30

      13.9  Entire Agreement................................................30

      13.10 Amendments......................................................30

      13.11 Severability....................................................30

      13.12 Multiple Counterparts/Facsimile Signatures......................31

      13.13 Construction....................................................31

      13.14 Confidentiality.................................................31

      13.15 Time Of The Essence.............................................31

      13.16 Waiver..........................................................31

      13.17 Attorneys Fees..................................................31

      13.18 Time Periods....................................................31

      13.19 1031 Exchange...................................................31

      13.20 No Personal Liability of Officers, Trustees or Directors of
            Seller's Partners...............................................32

      13.21 No Exclusive Negotiations.......................................32

      13.22 ADA Disclosure..................................................33

      13.23 No Recording....................................................33

      13.24 Relationship of Parties.........................................33

      13.25 Dispute Resolution..............................................33

      13.26 AIMCO Marks.....................................................34

      13.27 Non-Solicitation of Employees...................................34

      13.28 Survival........................................................34

      13.29 Multiple Purchasers.............................................34

      13.30 Cross Termination and Cross-Default Provision...................35

ARTICLE 14     LEAD-BASED PAINT DISCLOSURE..................................35

      14.1  Disclosure......................................................35

                           PURCHASE AND SALE CONTRACT

      THIS PURCHASE AND SALE CONTRACT (this "Contract") is entered into as of the 22nd day of June, 2004 (the "Effective Date") by and between CENTURY ST. CHARLESTON, L.P., a Nevada limited partnership, having an address at 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237 ("Seller"), and JACKSON SQUARE PROPERTIES, LLC, a California limited liability company, having a principal address at 500 Washington Street, Suite 700, San Francisco, California 94111 ("Purchaser").

      NOW, THEREFORE, in consideration of mutual covenants set forth herein, Seller and Purchaser hereby agree as follows:

                                    RECITALS

      A.....Seller owns the real estate located in the County of Clark,  Nevada, as more particularly described in Exhibit A attached hereto and made a part hereof, and the improvements thereon, commonly known as St. Charleston Village Apartments, located at 6501 W. Charleston Blvd., Las Vegas, Nevada 89146.

      B.....Purchaser  desires to  purchase,  and Seller  desires to sell,  such land, improvements and certain associated property, on the terms and conditions set forth below.

ARTICLE 1...
                                  DEFINED TERMS

1.1  Unless  otherwise  defined  herein,   any  term  with  its  initial  letter
capitalized in this Contract shall have the meaning set forth in this ARTICLE 1.

1.1.1 "ADA" shall have the meaning set forth in Section 13.22.

1.1.2 "Additional Deposit" shall have the meaning set forth in Section 2.2.2.

1.1.3 "AIMCO" means Apartment Investment and Management Company.

1.1.4 "AIMCO Marks" means all words, phrases, slogans, materials, software, proprietary systems, trade secrets, proprietary information and lists, and other intellectual property owned or used by Seller, the Property Manager, or AIMCO in the marketing, operation or use of the Property (or in the marketing, operation or use of any other properties managed by the Property Manager or owned by AIMCO or an affiliate of either Property Manager or AIMCO).

1.1.5 "Ancillary Contract" shall have the meaning set forth in Section 13.30.

1.1.6 [Intentionally left blank].

1.1.7 [Intentionally left blank].

1.1.8 "Broker" shall have the meaning set forth in Section 9.1.

1.1.9 "Business Day" means any day other than a Saturday or Sunday or Federal holiday or legal holiday in the States of California, Colorado or Texas or State of Nevada.

1.1.10......"Closing"  means  the  consummation  of the  purchase  and  sale and related transactions contemplated by this Contract in accordance with the terms and conditions of this Contract.

1.1.11......"Closing  Date"  means  the date on which  date the  Closing  of the conveyance of the Property is required to be held pursuant to Section 5.1.

1.1.12......"Code" shall have the meaning set forth in Section 2.3.6.

1.1.13......[intentionally left blank]

1.1.14......"Consultants" shall have the meaning set forth in Section 3.1.

1.1.15......"Damage Notice" shall have the meaning set forth in Section 11.1.

1.1.16......"Deed" shall have the meaning set forth in Section 5.2.1.

            1.1.16.5  "Deed of  Trust"  shall  have the  meaning  set forth in
Section 4.5.

1.1.17......"Deposit"  means, to the extent actually deposited by Purchaser with
Escrow Agent, the Initial Deposit and the Additional Deposit.

1.1.18......"Escrow Agent" shall have the meaning set forth in Section 2.2.1.

1.1.19......"Excluded  Permits" means those Permits which, under applicable law, are nontransferable and such other Permits, if any, as may be designated as Excluded Permits on Schedule 1.1.19.

1.1.20......"Existing Survey" shall have the meaning set forth in Section 4.2.

1.1.21......"Feasibility  Period" shall have the meaning set forth in Section
3.1.

      1.1.21.5  "FHA" shall have the meaning set forth in Section 13.22.

1.1.22......"Final  Response  Deadline"  shall have the  meaning  set forth in
Section 4.3.

1.1.23......"Fixtures  and  Tangible  Personal  Property"  means  all  fixtures, furniture, furnishings, fittings, equipment, machinery, apparatus, appliances and other articles of tangible personal property located on the Land or in the Improvements as of the Effective Date and used or usable in connection with the occupation or operation of all or any part of the Property, but only to the extent transferable. The term "Fixtures and Tangible Personal Property" does not include (a) equipment leased by Seller and the interest of Seller in any equipment provided to the Property for use, but not owned or leased by Seller (including, without limitation, any furniture and office equipment at the Property which is owned by the AIMCO Phoenix ROC), or (b) property owned or leased by any Tenant or guest, employee or other person furnishing goods or services to the Property, or (c) property and equipment owned by Seller, which in the ordinary course of business of the Property is not used exclusively for the business, operation or management of the Property, or (d) the property and equipment, if any, expressly identified in Schedule 1.1.23.

1.1.24......"General  Assignment"  shall have the  meaning  set forth in Section
5.2.3.

1.1.25......"Good Funds" shall have the meaning set forth in Section 2.2.1.

1.1.26......"Improvements"  means all  buildings and  improvements  located on the Land taken "as is."

1.1.27......"Initial  Deposit"  shall have the  meaning  set forth in Section
2.2.1.

1.1.28......"Land"  means all of those  certain  tracts of land  located  in the
State of Nevada described on Exhibit A, and all rights, privileges and appurtenances pertaining thereto.

1.1.29......"Lease(s)"  means  the  interest  of  Seller  in and to all  leases, subleases and other occupancy contracts, whether or not of record, which provide for the use or occupancy of space or facilities on or relating to the Property and which are in force as of the Closing Date for the applicable Property.

1.1.30......""Leases  Assignment"  shall have the  meaning  set forth in Section
5.2.4.

1.1.31......"Lender"  means  Federal  Home  Loan  Mortgage  Corporation  whose servicer is, GMAC Commercial Mortgage Corporation.

            1.1.31.5 "Lender Fees" shall mean all fees and expenses, except the Prepayment Penalty, imposed or charged by Lender or its counsel in connection with the Loan Payoff, and, to the extent that the Loan Payoff occurs on a date other than as permitted under the Note and Deed of Trust, any amounts of interest charged by Lender for the period from the Closing Date to the permitted prepayment date, the amount of the Lender's Fees to be determined as of the Closing Date.

            1.1.31.5.5 "Liability Cap" has the meaning set forth in Section 6.3.

1.1.32......"Loan"  means the  indebtedness  owing to Lender  evidenced by the
Note.

1.1.33......[Intentionally left blank].

1.1.34......"Loan Balance" shall have the meaning set forth in Section 2.2.3.

1.1.35......"Loan Payoff" shall have the meaning set forth in Section 5.4.7.

1.1.36......"Losses" shall have the meaning set forth in Section 3.4.1.

1.1.37......"Materials" shall have the meaning set forth in Section 3.5.

1.1.38......"Miscellaneous  Property Assets" means all contract rights,  leases, concessions, warranties, plans, drawings and other items of intangible personal property relating to the ownership or operation of the Property and owned by Seller, excluding, however, (a) receivables, (b) Property Contracts, (c) Leases,
(d) Permits, (e) cash or other funds, whether in petty cash or house "banks," or on deposit in bank accounts or in transit for deposit, (f) refunds, rebates or other claims, or any interest thereon, for periods or events occurring prior to the Closing Date, (g) utility and similar deposits, (h) insurance or other prepaid items, (i) Seller's proprietary books and records, or (j) any right, title or interest in or to the AIMCO Marks. The term "Miscellaneous Property Assets" also shall include all of Seller's rights, if any, in and to the name "St. Charleston Village" as it relates solely to use in connection with the Property (and not with respect to any other property owned or managed by Seller, Property Manager, AIMCO, or their respective affiliates).

1.1.39......"Note" means that certain Multifamily Note in the original principal amount of $6,300,000.00, dated February 2, 2000, executed by Seller and payable to the order of Federal Home Loan Mortgage Corporation.

1.1.40......"Objection  Deadline"  shall have the  meaning  set forth in Section
4.3.

1.1.41......"Objection Notice" shall have the meaning set forth in Section 4.3.

1.1.42......"Objections" shall have the meaning set forth in Section 4.3.

1.1.43......"Permits" means all licenses and permits granted by any governmental authority having jurisdiction over the Property owned by Seller and required in order to own and operate the Property.

1.1.44......"Permitted  Exceptions"  shall have the meaning set forth in Section
4.4.

      ......1.1.44.5  "Prepayment  Penalty" shall mean all prepayment  penalties and  pay-off  fees  imposed  or charged  by Lender in  connection  with the Loan
Payoff.

1.1.45......"Property"  means (a) the Land and  Improvements  and all  rights of
Seller, if any, in and to all of the easements, rights, privileges, and appurtenances belonging or in any way appertaining to the Land and Improvements,
(b) the right, if any and only to the extent transferable, of Seller in the Property Contracts, Leases, Permits (other than Excluded Permits), and the Fixtures and Tangible Personal Property, and (c) the Miscellaneous Property Assets owned by Seller which are located on the Property and used in its operation.

1.1.46......"Property  Contracts"  means all  contracts,  agreements,  equipment leases, purchase orders, maintenance, service, or utility contracts and similar contracts, excluding Leases, which relate to the ownership, maintenance, construction or repair and/or operation of the Property, but only to the extent the assignment of such contract to Purchaser is permitted pursuant to the express terms of such contract and not including (a) any national contracts entered into by Seller, Property Manager, or AIMCO with respect to the Property
(i) which terminate  automatically  upon transfer of the Property by Seller,  or
(ii) which Seller, in Seller's sole discretion, elects to terminate with respect to the Property effective as of the Closing Date, or (b) any property management contract for the Property. Property Contracts shall not include forward or similar long-term contracts to purchase electricity, natural gas, or other utilities which contracts shall be "Utility Contracts" governed by the provisions of Section 5.4.11.

1.1.47......"Property  Contracts  Notice"  shall have the  meaning  set forth in
Section 3.6.

1.1.48......"Property  Manager"  means  the  current  property  manager  of  the
Property.

1.1.49......"Proration  Schedule"  shall have the  meaning  set forth in Section
5.4.1.

1.1.50......"Purchase  Price" means the consideration to be paid by Purchaser to
Seller for the purchase of the Property pursuant to Section 2.2.

1.1.51......[intentionally left blank]

1.1.52......[intentionally left blank]

1.1.53......"Regional  Property  Manager"  shall have the meaning set forth in
Section 6.4.

1.1.54......[intentionally left blank]

1.1.55......[intentionally left blank]

1.1.56......[Intentionally left blank]

1.1.57......"Response  Deadline"  shall have the meaning set forth in Section
4.3.

1.1.58......"Response Notice" shall have the meaning set forth in Section 4.3.

      1.1.55.5  "Section  1031  Exchange"  shall have the  meaning  set forth in
Section 13.19.

1.1.59......"Seller's  Indemnified  Parties"  shall have the meaning set forth in Section 3.4.1.

1.1.60......"Seller's Property-Related Files and Records" shall have the meaning set forth in Section 5.4.12.

1.1.61......"Seller's  Representations"  shall have the  meaning  set forth in
Section 6.1.

1.1.62......"Survey" shall have the meaning ascribed thereto in Section 4.2.

1.1.63......"Survival Period" shall have the meaning set forth in Section 6.3.

1.1.64......"Survival  Provisions" shall have the meaning set forth in Section
13.28.

1.1.65......"Tenant"  means any person or entity  entitled to occupy any portion of the Property under a Lease.

1.1.66......"Tenant  Deposits"  means all security  deposits,  prepaid  rentals, cleaning fees and other refundable deposits and fees collected from Tenants, plus any interest accrued thereon, paid by Tenants to Seller pursuant to the Leases. Tenant Deposits shall not include any non-refundable deposits or fees paid by Tenants to Seller, either pursuant to the Leases or otherwise.

1.1.67......"Tenant  Security  Deposit Balance" shall have the meaning set forth in Section 5.4.6.2.

1.1.68......"Terminated  Contracts"  shall  have  the  meaning  set  forth  in
Section 3.6.

1.1.69......[intentionally left blank]

1.1.70......"Third-Party   Reports"   means  any   reports,   studies  or  other
information prepared or compiled for Purchaser by any Consultant or other third-party in connection with Purchaser's investigation of the Property.

1.1.71......"Title  Commitment"  shall  have the  meaning  ascribed  thereto  in
Section 4.1.

1.1.72......"Title Documents" shall have the meaning set forth in Section 4.1.

1.1.73......"Title Insurer" shall have the meaning set forth in Section 2.2.1.

1.1.74......"Title Policy" shall have the meaning set forth in Section  4.1.

      ......1.1.74.5  "Torrey  Pines"  shall  have the  meaning  set  forth in
Section 13.30.

1.1.75......"Uncollected  Rents"  shall have the meaning set forth in Section
5.4.6.1.

1.1.76......"Utility  Contract " shall have the  meaning set forth in Section
5.4.11.

1.1.77......"Vendor Terminations" shall have the meaning set forth in Section
5.2.5.

ARTICLE 2...
                 PURCHASE AND SALE, PURCHASE PRICE & DEPOSIT

2.1 Purchase and Sale. Seller agrees to sell and convey the Property to Purchaser and Purchaser agrees to purchase the Property from Seller, all in accordance with the terms and conditions set forth in this Contract.

2.2 Purchase Price and Deposit. The total purchase price ("Purchase Price") for the Property shall be an amount equal to $14,355,000.00, plus the Prepayment Penalty but less the Lender Fees, which amount shall be paid by Purchaser, as follows:


2.2.1 On the Effective Date, Purchaser shall deliver to First American Title Company, 550 S. Hope Street, Suite 1950, Los Angeles, CA 90071, Attention: Robin
E. Webb, Telephone: 213-271-1705 ("Escrow Agent" or "Title Insurer") an initial deposit (the "Initial Deposit") of $140,679.00 by wire transfer of immediately available funds ("Good Funds"). The Initial Deposit shall be held and disbursed in accordance with the escrow provisions set forth in Section 2.3.

2.2.2 On the day that the Feasibility Period expires, Purchaser shall deliver to Escrow Agent an additional deposit (the "Additional Deposit") of $140,679.00 by wire by transfer of Good Funds. The Additional Deposit shall be held and disbursed in accordance with the escrow provisions set forth in Section 2.3.

2.2.3 [Intentionally left blank].

2.2.4 The balance of the Purchase Price for the Property shall be paid to and received by Escrow Agent by wire transfer of Good Funds no later than 11:00 a.m. (in the time zone in which Escrow Agent is located) on the Closing Date (or such earlier time as required by Seller's lender but no more than 1 Business Day prior to the Closing Date).

2.3   Escrow Provisions Regarding Deposit.

2.3.1 Escrow Agent shall hold the Deposit and make delivery of the Deposit to the party entitled thereto under the terms of this Contract. Escrow Agent shall invest the Deposit in such short-term, high-grade securities, interest-bearing bank accounts, money market funds or accounts, bank certificates of deposit or bank repurchase contracts as Escrow Agent, in its discretion, deems suitable, and all interest and income thereon shall become part of the Deposit and shall be remitted to the party entitled to the Deposit pursuant to this Contract.

2.3.2 Escrow Agent shall hold the Deposit until the earlier occurrence of (i) the Closing Date, at which time the Deposit shall be applied against the Purchase Price, or (ii) the date on which Escrow Agent shall be authorized to disburse the Deposit as set forth in Section 2.3.3. The tax identification numbers of the parties shall be furnished to Escrow Agent upon request.

2.3.3 If the Deposit has not been released earlier in accordance with Section 2.3.2, and either party makes a written demand upon Escrow Agent for payment of the Deposit, Escrow Agent shall give written notice to the other party of such demand. If Escrow Agent does not receive a written objection from the other party to the proposed payment within 5 Business Days after the giving of such notice, Escrow Agent is hereby authorized to make such payment (subject to Purchaser's obligation under Section 3.5.2 to return all Third-Party Reports and information and Materials provided to Purchaser as a pre-condition to the return of the Deposit to Purchaser). If Escrow Agent does receive such written objection within such 5-Business Day period, Escrow Agent shall continue to hold such amount until otherwise directed by written instructions from the parties to this Contract or a final judgment or arbitrator's decision. However, Escrow Agent shall have the right at any time to deposit the Deposit and interest thereon, if any, with a court of competent jurisdiction in the state in which the Property is located. Escrow Agent shall give written notice of such deposit to Seller and Purchaser. Upon such deposit, Escrow Agent shall be relieved and discharged of all further obligations and responsibilities hereunder.

2.3.4 The parties acknowledge that Escrow Agent is acting solely as a stakeholder at their request and for their convenience, that Escrow Agent shall not be deemed to be the agent of either of the parties for any act or omission on its part unless taken or suffered in bad faith in willful disregard of this Contract or involving gross negligence. Seller and Purchaser jointly and severally shall indemnify and hold Escrow Agent harmless from and against all costs, claims and expenses, including reasonable attorney's fees, incurred in connection with the performance of Escrow Agent's duties hereunder, except with respect to actions or omissions taken or suffered by Escrow Agent in bad faith, in willful disregard of this Contract or involving gross negligence on the part of the Escrow Agent.

2.3.5 The parties shall deliver to Escrow Agent an executed copy of this Contract, which shall constitute instructions to Escrow Agent to act in accordance with the provisions hereof. Escrow Agent shall execute the signature page for Escrow Agent attached hereto with respect to the provisions of this
Section 2.3; provided, however, that (a) Escrow Agent's signature hereon shall not be a prerequisite to the binding nature of this Contract on Purchaser and Seller, and the same shall become fully effective upon execution by Purchaser and Seller, and (b) the signature of Escrow Agent will not be necessary to amend any provision of this Contract other than this Section 2.3.

2.3.6 Escrow Agent, as the person responsible for closing the transaction within the meaning of Section 6045(e)(2)(A) of the Internal Revenue Code of 1986, as amended (the "Code"), shall file all necessary information, reports, returns, and statements regarding the transaction required by the Code including, but not limited to, the tax reports required pursuant to Section 6045 of the Code. Further, Escrow Agent agrees to indemnify and hold Purchaser, Seller, and their respective attorneys and brokers harmless from and against any Losses resulting from Escrow Agent's failure to file the reports Escrow Agent is required to file pursuant to this section.

2.3.7 The provisions of this Section 2.3 shall survive the termination of this Contract, and if not so terminated, the Closing and delivery of the Deed to Purchaser.

ARTICLE 3...
                               FEASIBILITY PERIOD

3.1 Feasibility Period. Subject to the terms of Section 3.3 and 3.4 and the right of Tenants under the Leases, from the Effective Date to and including the date which is 21 days after the Effective Date (the "Feasibility Period"), and thereafter to and including the Closing Date (provided that this Contract is then in full force and effect), Purchaser, and its agents, contractors, engineers, surveyors, attorneys, and employees (collectively, "Consultants") shall have the right from time to time to enter onto the Property:

3.1.1 To conduct and make any and all customary studies, tests, examinations, inquiries, and inspections, or investigations (collectively, the "Inspections") of or concerning the Property (including, without limitation, engineering and feasibility studies, evaluation of drainage and flood plain, soil tests for bearing capacity and percolation and surveys, including topographical surveys);

3.1.2 To confirm any and all matters which Purchaser may reasonably desire to confirm with respect to the Property;

3.1.3 To  ascertain   and  confirm  the   suitability   of  the  property  for
Purchaser's intended use of the Property; and

3.1.4 To review the Materials at Purchaser's sole cost and expense.

3.2 Expiration of Feasibility Period. If the results of any of the matters referred to in Section 3.1 appear unsatisfactory to Purchaser for any reason or if Purchaser elects not to proceed with the transaction contemplated by this Contract for any other reason, or for no reason whatsoever, in Purchaser's sole and absolute discretion, then Purchaser shall have the right to terminate this Contract by giving written notice to that effect to Seller and Escrow Agent on or before 5:00 p.m. (California time) on the date of expiration of the Feasibility Period. If Purchaser exercises such right to terminate, this Contract shall terminate and be of no further force and effect subject to and except for Purchaser's liability pursuant to Section 3.3 and any other provision of this Contract which survives such termination, and Escrow Agent shall forthwith return the Initial Deposit to Purchaser (subject to Purchaser's obligation under Section 3.5.2 to return all Third-Party Reports and information and Materials provided to Purchaser as a pre-condition to the return of the Initial Deposit). If Purchaser fails to provide Seller with written notice of termination prior to the expiration of the Feasibility Period in strict accordance with the notice provisions of this Contract, Purchaser's right to terminate under this Section 3.2 shall be permanently waived and this Contract shall remain in full force and effect, the Deposit (including both the Initial Deposit and, when delivered in accordance with Section 2.2.2, the Additional Deposit) shall be non-refundable, and Purchaser's obligation to purchase the Property shall be non-contingent and unconditional except only for satisfaction of the conditions expressly stated in Section 8.1.

3.3 Conduct of Investigation. Purchaser shall not permit any mechanic's or materialmen's liens or any other liens to attach to the Property by reason of the performance of any work or the purchase of any materials by Purchaser or any other party in connection with any Inspections conducted by or for Purchaser. Purchaser shall give notice to Seller a reasonable time prior to entry onto the Property and shall permit Seller to have a representative present during all Inspections conducted at the Property. All information made available by Seller to Purchaser in accordance with this Contract or obtained by Purchaser in the course of its Inspections shall be treated as confidential information by Purchaser, and, prior to the purchase of the Property by Purchaser, Purchaser shall use its best efforts to prevent its Consultants from divulging such information to any unrelated third parties except as reasonably necessary to third parties engaged by Purchaser for the limited purpose of analyzing and investigating such information for the purpose of consummating the transaction contemplated by this Contract. The provisions of this Section 3.3 shall survive the termination of this Contract, and if not so terminated shall survive (except for the confidentiality provisions of this Section 3.3) the Closing and delivery of the Deed to Purchaser.

3.4   Purchaser Indemnification.

3.4.1 Purchaser shall indemnify, hold harmless and, if requested by Seller (in Seller's sole discretion), defend (with counsel approved by Seller) Seller, together with Seller's affiliates, parent and subsidiary entities, successors, assigns, partners, managers, members, employees, officers, directors, trustees, shareholders, counsel, representatives, agents, Property Manager, Regional Property Manager, and AIMCO (collectively, including Seller, "Seller's Indemnified Parties"), from and against any and all damages, mechanics' liens, liabilities, losses, demands, actions, causes of action, claims, costs and expenses (including reasonable attorneys' fees, including the cost of in-house counsel and appeals) (collectively, "Losses") arising from or related to Purchaser's or its Consultant's entry onto the Property, and any Inspections or other matters performed by Purchaser with respect to the Property during the Feasibility Period or otherwise (but excluding any liability arising out of the discovery of any hazardous materials or other substances as long as Purchaser immediately stops all work upon discovery of such substances and immediately notifies Seller).

3.4.2 Notwithstanding anything in this Contract to the contrary, Seller shall have the right, without limitation, to disapprove any and all entries, surveys, tests (including, without limitation, a Phase II environmental study of the Property), investigations and other matters that in Seller's reasonable judgment could result in any injury to the Property or breach of any contract, or expose Seller to any Losses or violation of applicable law, or otherwise adversely affect the Property or Seller's interest therein; provided, however, if Seller disapproves any such investigation, Seller shall reimburse Purchaser for Purchaser's reasonable, documented out-of-pocket expenses incurred up to the time of such disapproval (but not to exceed $8,669.00). Purchaser shall use best efforts to minimize disruption to Tenants in connection with Purchaser's or its Consultants' activities pursuant to this Section. No consent by the Seller to any such activity shall be deemed to constitute a waiver by Seller or assumption of liability or risk by Seller. Purchaser hereby agrees to restore, at Purchaser's sole cost and expense, the Property to the same condition existing immediately prior to Purchaser's exercise of its rights pursuant to this Article
3. Purchaser  shall  maintain and cause its third party  consultants to maintain
(a) casualty insurance and comprehensive public liability insurance with coverages of not less than $1,000,000.00 for injury or death to any one person and $3,000,000.00 for injury or death to more than one person and $500,000.00 with respect to property damage, by water or otherwise, and (b) worker's compensation insurance for all of their respective employees in accordance with the law of the commonwealth or state in which the Property is located. As a condition precedent to Purchaser's entry onto the Property, Purchaser shall deliver proof of the insurance coverage required pursuant to this Section 3.4.2 to Seller (in the form of a certificate of insurance) prior to Purchaser's or Purchaser's Consultants' entry onto the Property. The provisions of this Section
3.4 shall survive the termination of this Contract, and if not so terminated, the Closing and delivery of the Deed to Purchaser.

3.5   Property Materials.

3.5.1 Within 5 Business Days after the Effective Date, and to the extent the same exist and are in Seller's possession or reasonable control (subject to Section 3.5.2), Seller agrees to deliver to Purchaser the documents set forth on
Schedule 3.5 (the "Materials"). In the alternative, at Seller's option and within the foregoing 5-day period, Seller may make the same available to Purchaser on a secure web site (Purchaser agrees that any item to be delivered by Seller under this Contract shall be deemed delivered to the extent available to Purchaser on such secured web site). To the extent that Purchaser determines that any of the Materials have not been made available or delivered to Purchaser pursuant to this Section 3.5.1, Purchaser shall notify Seller and Seller shall use commercially reasonable efforts to deliver the same to Purchaser within 5 Business Days after such notification is received by Seller; provided, however, that under no circumstances will the Feasibility Period be extended and Purchaser's sole remedy will be to terminate this Contract pursuant to Section 3.2.

3.5.2 In providing such information and Materials to Purchaser, other than Seller's Representations, Seller makes no representation or warranty, express, written, oral, statutory, or implied, and all such representations and warranties are hereby expressly excluded and disclaimed. Any information and Materials provided by Seller to Purchaser under the terms of this Contract is for informational purposes only and, together with all Third-Party Reports, shall be returned by Purchaser to Seller as a condition to return of the Deposit to Purchaser (if Purchaser is otherwise entitled to such Deposit pursuant to the terms of this Contract) if this Contract is terminated for any reason. Purchaser shall not in any way be entitled to rely upon the accuracy of such information and Materials. Purchaser recognizes and agrees that the Materials and other documents and information delivered or made available by Seller pursuant to this Contract may not be complete or constitute all of such documents which are in Seller's possession or control, but are those that are readily available to Seller after reasonable inquiry to ascertain their availability. Purchaser understands that, although Seller will use commercially reasonable efforts to locate and make available the Materials and other documents required to be delivered or made available by Seller pursuant to this Contract, Purchaser will not rely on such Materials or other documents as being a complete and accurate source of information with respect to the Property, and will instead in all instances rely exclusively on its own Inspections and Consultants with respect to all matters which it deems relevant to its decision to acquire, own and operate the Property.

3.5.3 The provisions of this Section 3.5 shall survive the Closing and delivery of the Deed to Purchaser.

3.6 Property Contracts. On or before the expiration of the Feasibility Period, Purchaser may deliver written notice to Seller (the "Property Contracts Notice") specifying any Property Contracts with respect to which Purchaser desires to have Seller deliver notices of termination at the Closing (the "Terminated Contracts"); provided that (a) the effective date of such termination after Closing shall be subject to the express terms of such Terminated Contracts, (b) if any such Property Contract cannot by its terms be terminated, it shall be assumed by Purchaser and not be a Terminated Contract, and (c) to the extent that any such Terminated Contract requires payment of a penalty or premium for cancellation, Purchaser shall be solely responsible for the payment of any such cancellation fees or penalties. If Purchaser fails to deliver the Property Contracts Notice on or before the expiration of the Feasibility Period, there shall be no Terminated Contracts and Purchaser shall assume all Property Contracts at the Closing.

ARTICLE 4...
                                      TITLE

4.1 Title Documents. Within 5 Business Days after the Effective Date, Seller shall cause to be delivered to Purchaser a standard form commitment for title insurance ("Title Commitment") for the Property in an amount equal to the Purchase Price from Title Insurer for a standard coverage policy of insurance (the "Title Policy") on the most recent standard American Land Title Association form, together with copies of all instruments identified as exceptions therein (together with the Title Commitment, referred to herein as the "Title Documents"). Seller shall be responsible only for payment of the CLTA portion of the basic premium for the Title Policy, but only to the extent of such premium due with respect to the first $14,067,900.00 of the amount insured and Purchaser shall be responsible for the amount of such premium attributable to the amount of coverage in excess thereof. Purchaser shall be solely responsible for the ALTA portion of the basic premium for the Title Policy, payment of all other costs relating to procurement of the Title Commitment, the Title Policy, and any requested endorsements.

4.2 Survey. Within 3 Business Days after the Effective Date, Seller shall deliver to Purchaser the currently existing survey of the Property (the "Existing Survey") (subject to Section 3.5.2); provided, however, Purchaser shall pay the costs thereof not to exceed $10,000. Purchaser acknowledges and agrees that delivery of the Existing Survey is subject to Section 3.5.2. If Purchaser desires a new or updated survey, Purchaser shall request the same from Seller in writing no later than 5 Business Days after the Effective Date, in which event Seller shall order such new or updated survey (together with the Existing Survey, referred to herein as the "Survey") from the surveyor who prepared the Existing Survey (or from such other surveyor as Seller determines in its reasonable discretion). Purchaser shall be solely responsible for the cost and expense of the preparation of any updated or new survey requested pursuant to the terms of this Section 4.2.

4.3 Objection and Response Process. On or before the date which is 14 days after the Effective Date (the "Objection Deadline"), Purchaser shall give written notice (the "Objection Notice") to the attorneys for Seller of any matter set forth in the Title Documents or the Survey to which Purchaser objects (the "Objections"). If Purchaser fails to tender an Objection Notice on or before the Objection Deadline, Purchaser shall be deemed to have approved and irrevocably waived any objections to any matters covered by the Title Documents and the Survey. On or before the date which is 20 days after the Effective Date (the "Response Deadline"), Seller may, in Seller's sole discretion, give Purchaser notice (the "Response Notice") of those Objections which Seller is willing to cure, if any. Seller shall be entitled to reasonable adjournments of the Closing Date to cure the Objections. If Seller fails to deliver a Response Notice by the Response Deadline, Seller shall be deemed to have elected not to cure or otherwise resolve any matter set forth in the Objection Notice. If Purchaser is dissatisfied with the Response Notice, or, if Seller fails to deliver a Response Notice, Purchaser may, as its exclusive remedy, elect by written notice given to Seller on or before the expiration of the Feasibility Period (the "Final Response Deadline") either (a) to accept the Title Documents and Survey with resolution, if any, of the Objections as set forth in the Response Notice (or if no Response Notice is tendered, without any resolution of the Objections) and without any reduction or abatement of the Purchase Price, or (b) to terminate this Contract, in which event the Initial Deposit shall be returned to Purchaser (subject to Purchaser's obligation under Section 3.5.2 to return all Third-Party Reports and information and Materials provided to Purchaser as a pre-condition to the return of the Initial Deposit). If Purchaser fails to give notice to terminate this Contract on or before the Final Response Deadline, Purchaser shall be deemed to have elected to approve and irrevocably waived any objections to any matters covered by the Title Documents or the Survey, subject only to resolution, if any, of the Objections as set forth in the Response Notice (or if no Response Notice is tendered, without any resolution of the Objections).

4.4 Permitted Exceptions. The Deed delivered pursuant to this Contract shall be subject to the following, all of which shall be deemed "Permitted Exceptions":

4.4.1 All matters shown in the Title Documents and the Survey, other than (a) those Objections, if any, which Seller has agreed to cure pursuant to the Response Notice under Section 4.3, (b) mechanics' liens and taxes due and payable with respect to the period preceding Closing, (c) the standard exception regarding the rights of parties in possession which shall be limited to those parties in possession pursuant to the Leases, and (d) the standard exception pertaining to taxes which shall be limited to taxes and assessments payable in the year in which the Closing occurs and subsequent taxes and assessments;

4.4.2 All Leases;

4.4.3 [Intentionally left blank];

4.4.4 Applicable zoning and governmental regulations and ordinances;

4.4.5 Any defects in or objections to title to the Property, or title exceptions or encumbrances, arising by, through or under Purchaser; and

4.4.6 The terms and conditions of this Contract.

4.5 Existing Deed of Trust. It is understood and agreed that, whether or not Purchaser gives an Objection Notice with respect thereto, any deeds of trust and/or mortgages (including any and all mortgages which secure the Note) against the Property (whether one or more, the "Deed of Trust ") shall not be deemed Permitted Exceptions, whether Purchaser gives written notice of such or not, and shall be paid off, satisfied, discharged, reconveyed and/or cured by Seller at Closing, provided that the Lender's Fees due in connection with the Loan Payoff shall be paid by Purchaser, subject to the provisions of Section 2.2.

4.6 Purchaser Financing. Purchaser assumes full responsibility to obtain the funds required for settlement, and Purchaser's acquisition of such funds shall not be a contingency to the Closing.

ARTICLE 5...
                                     CLOSING

5.1 Closing Date. The Closing shall occur on the date which is 30 days after the expiration of the Feasibility Period (the "Closing Date") through an escrow with Escrow Agent, whereby the Seller, Purchaser and their attorneys need not be physically present at the Closing and may deliver documents by overnight air courier or other means. Notwithstanding the foregoing to the contrary, Seller shall have the option, by delivering written notice to Purchaser, to extend the Closing Date to the last Business Day of the month in which the Closing Date otherwise would occur pursuant to the preceding sentence, or to such other date (either in the same month or the next) as Seller reasonably determines is desirable in connection with the Loan Payoff. Further, the Closing Date may be extended without penalty at the option of Seller to a date not later than 30 days following the Closing Date specified in the first sentence of this paragraph above (or, if applicable, as extended by Seller pursuant to the second sentence of this paragraph) to satisfy any condition to Closing, or such later date as is mutually acceptable to Seller and Purchaser. Provided that Purchaser is not in default under this Contract and subject to the last sentence of
Section 13.30, Purchaser shall be permitted a 30-day extension of the Closing Date as required under the first sentence of this section. In order to exercise such 30-day extension, Purchaser must (A) deliver written notice of such extension no later than 5 days prior to the scheduled Closing Date, and (B) simultaneously with such notice to Seller, deliver to the Escrow Agent the amount of $125,000.00, which amount, when received by Escrow Agent shall be added to the Deposit under the Contract, shall be non-refundable (except as otherwise expressly provided in the Contract with respect to the Deposit) and shall be held, credited and disbursed in the same manner as provided in the Contract with respect to the Deposit. Provided that Purchaser is not in default under this Contract and subject to the last sentence of Section 13.30, Purchaser shall be permitted a second 30-day extension of the Closing Date (as extended by the 4th sentence of this Section 5.1). In order to exercise such second 30-day extension, Purchaser must (x) deliver written notice of such extension no later than 5 days prior to the scheduled Closing Date (as extended pursuant to Section 5.1), and (y) simultaneously with such notice to Seller, deliver to the Escrow Agent the amount of $125,000.00, which amount, when received by Escrow Agent shall be added to the Deposit under the Contract, shall be non-refundable (except as otherwise expressly provided in the Contract with respect to the Deposit) and shall be held, credited and disbursed in the same manner as provided in the Contract with respect to the Deposit.

5.2 Seller Closing Deliveries. No later than 1 Business Day prior to the Closing Date, Seller shall deliver to Escrow Agent, each of the following items:

5.2.1 Grant, Bargain and Sale Deed (the "Deed") in the form attached as Exhibit B to Purchaser, subject to the Permitted Exceptions.

5.2.2 A Bill of Sale in the form attached as Exhibit C.

5.2.3 A General Assignment in the form attached as Exhibit D (the "General Assignment").

5.2.4 An Assignment of Leases and Security Deposits in the form attached as Exhibit E (the "Leases Assignment").

5.2.5 A letter in the form attached hereto as Exhibit F prepared by Purchaser and countersigned by Seller to each of the vendors under the Terminated Contracts informing them of the termination of such Terminated Contract as of the Closing Date (subject to any delay in the effectiveness of such termination pursuant to the express terms of each applicable Terminated Contract) (the "Vendor Terminations").

5.2.6 A closing statement executed by Seller.

5.2.7 A title affidavit or at Seller's option an indemnity, as applicable, in the customary form reasonably acceptable to Seller to enable Title Insurer to delete the standard exceptions to the title insurance policy set forth in this Contract (other than matters constituting any Permitted Exceptions and matters which are to be completed or performed post-Closing) to be issued pursuant to the Title Commitment; provided that such affidavit does not subject Seller to any greater liability, or impose any additional obligations, other than as set forth in this Contract.

5.2.8 A certification of Seller's non-foreign status pursuant to Section 1445 of the Internal Revenue Code of 1986, as amended.

5.2.9 Resolutions,  certificates of good standing, and such other organizational
documents  as  Title  Insurer  shall  reasonably  require  evidencing   Seller's
authority to consummate this transaction.
5.2.10......The Declaration of Value required by Nevada law.

5.3 Purchaser Closing Deliveries. No later than 1 Business Day prior to the Closing Date (except for the balance of the Purchase Price which is to be delivered at the time specified in Section 2.2.4), Purchaser shall deliver to the Escrow Agent (for disbursement to Seller upon the Closing) the following items with respect to the Property being conveyed at such Closing:

5.3.1 The full Purchase Price (with credit for the Deposit), plus or minus the adjustments or prorations required by this Contract.

5.3.2 A title affidavit (or at Purchaser's option an indemnity) pertaining to Purchaser's activity on the Property prior to Closing, in the customary form reasonably acceptable to Purchaser, to enable Title Insurer to delete the standard exceptions to the title insurance policy set forth in this Contract (other than matters constituting any Permitted Exceptions and matters which are to be completed or performed post-Closing) to be issued pursuant to the Title Commitment; provided that such affidavit does not subject Purchaser to any greater liability, or impose any additional obligations, other than as set forth in this Contract.

5.3.3 Any declaration or other statement which may be required to be submitted to the local assessor with respect to the terms of the sale of the Property (including, without limitation, the Declaration of Value required by Nevada law).

5.3.4 A closing statement executed by Purchaser.

5.3.5 A countersigned counterpart of the General Assignment.

5.3.6 A countersigned counterpart of the Leases Assignment.

5.3.7 Notification letters to all Tenants prepared and executed by Purchaser in the form attached hereto as Exhibit G.

5.3.8 Purchaser shall be solely responsible for identifying each of the Terminated Contracts (subject to the terms and conditions of Section 3.6) and addressing and preparing each of the Vendor Terminations for execution by Purchaser and Seller.

5.3.9 Any cancellation fees or penalties due to any vendor under any Terminated Contract as a result of the termination thereof.

5.3.10......Resolutions,   certificates   of  good  standing,   and  such  other
organizational documents as Title Insurer shall reasonably require evidencing Purchaser's authority to consummate this transaction.

5.3.11......The Prepayment Penalty.

5.3.12......The  Lender Fees  (subject to reduction  from the Purchase  Price in accordance with Section 2.2).

5.4   Closing Prorations and Adjustments.

5.4.1 General. All normal and customarily proratable items, including, without limitation, collected rents, operating expenses, personal property taxes, other operating expenses and fees, shall be prorated as of the Closing Date, Seller being charged or credited, as appropriate, for all of same attributable to the period up to the Closing Date (and credited for any amounts paid by Seller attributable to the period on or after the Closing Date, if assumed by Purchaser) and Purchaser being responsible for, and credited or charged, as the case may be, for all of same attributable to the period on and after the Closing Date. Seller shall prepare a proration schedule (the "Proration Schedule") of the adjustments described in this Section 5.4 prior to Closing. Such adjustments shall be paid by Purchaser to Seller (if the prorations result in a net credit to Seller) or by Seller to Purchaser (if the prorations result in a net credit to Purchaser), by increasing or reducing the cash to be paid by Purchaser at Closing.

5.4.2 Operating Expenses. All of the operating, maintenance, taxes (other than real estate taxes, such as rental taxes), and other expenses incurred in operating the Property that Seller customarily pays, and any other costs incurred in the ordinary course of business for the management and operation of the Property, shall be prorated on an accrual basis. Seller shall pay all such expenses that accrue prior to Closing and Purchaser shall pay all such expenses that accrue from and after the Closing Date.

5.4.3 Utilities. The final readings and final billings for utilities will be made if possible as of the Closing Date, in which case Seller shall pay all such bills as of the Closing Date and no proration shall be made at the Closing with respect to utility bills. Otherwise, a proration shall be made based upon the parties' reasonable good faith estimate and a readjustment made within 30 days after the Closing, if necessary. Seller shall be entitled to the return of any deposit(s) posted by it with any utility company, and Seller shall notify each utility company serving the Property to terminate Seller's account, effective as of noon on the Closing Date.

5.4.4 Real Estate Taxes. Any real estate ad valorem or similar taxes for the Property, or any installment of assessments payable in installments which installment is payable in the calendar year of Closing, shall be prorated to the date of Closing, based upon actual days involved.

5.4.5 Property Contracts. Purchaser shall assume at Closing the obligations under the Property Contracts assumed by Purchaser, subject to proration of operating expenses under Section 5.4.2.

5.4.6 Leases.

5.4.6.1.....All  collected  rent  (whether  fixed  monthly  rentals,  additional rentals, escalation rentals, retroactive rentals, operating cost pass-throughs or other sums and charges payable by Tenants under the Leases), income and expenses from any portion of the Property shall be prorated as of the Closing Date (prorated for any partial month). Purchaser shall receive all collected rent and income attributable to dates from and after the Closing Date. Seller shall receive all collected rent and income attributable to dates prior to the Closing Date. Notwithstanding the foregoing, no prorations shall be made in relation to either (a) non-delinquent rents which have not been collected as of the Closing Date, or (b) delinquent rents existing, if any, as of the Closing Date (the foregoing (a) and (b) referred to herein as the "Uncollected Rents"). In adjusting for Uncollected Rents, no adjustments shall be made in Seller's favor for rents which have accrued and are unpaid as of the Closing, but Purchaser shall pay Seller such accrued Uncollected Rents as and when collected by Purchaser. Purchaser agrees to bill Tenants of the Property for all Uncollected Rents and to take reasonable actions to collect Uncollected Rents. After the Closing, Seller shall continue to have the right, but not the obligation, in its own name, to demand payment of and to collect Uncollected
Rents owed to Seller by any Tenant, which right shall include, without limitation, the right to continue or commence legal actions or proceedings against any Tenant and the delivery of the Leases Assignment shall not constitute a waiver by Seller of such right. Purchaser agrees to cooperate with Seller in connection with all efforts by Seller to collect such Uncollected Rents and to take all steps, whether before or after the Closing Date, as may be necessary to carry out the intention of the foregoing, including, without limitation, the delivery to Seller, within 7 days after a written request, of any relevant books and records (including, without limitation, rent statements, receipted bills and copies of tenant checks used in payment of such rent), the execution of any and all consents or other documents, and the undertaking of any act reasonably necessary for the collection of such Uncollected Rents by Seller; provided, however, that Purchaser's obligation to cooperate with Seller pursuant to this sentence shall not obligate Purchaser to terminate any Tenant lease with an existing Tenant or evict any existing Tenant from the Property, nor shall Seller have the right to seek to terminate any Tenant Lease or evict any existing Tenant.

5.4.6.2.....At  Closing,  Purchaser  shall receive a credit against the Purchase
Price in an amount equal to the received and unapplied balance of all cash (or cash equivalent) Tenant Deposits, including, but not limited to, security, damage or other refundable deposits or required to be paid by any of the Tenants to secure their respective obligations under the Leases, together, in all cases, with any interest payable to the Tenants thereunder as may be required by their respective Tenant Lease or state law (the "Tenant Security Deposit Balance"). Any cash (or cash equivalents) held by Seller which constitute the Tenant Security Deposit Balance shall be retained by Seller in exchange for the foregoing credit against the Purchase Price and shall not be transferred by Seller pursuant to this Contract (or any of the documents delivered at Closing), but the obligation with respect to the Tenant Security Deposit Balance nonetheless shall be assumed by Purchaser. The Tenant Security Deposit Balance shall not include any non-refundable deposits or fees paid by Tenants to Seller, either pursuant to the Leases or otherwise.

5.4.6.3.....With  respect to operating expenses,  taxes, utility charges,  other operating cost pass-throughs, retroactive rental escalations, sums or charges payable by Tenants under the Tenant Leases, to the extent that Seller has received as of the Closing payments allocable to periods subsequent to Closing, the same shall be properly prorated with an adjustment in favor of Purchaser, and Purchaser shall reserve a credit therefor at Closing. With respect to any payments received by Purchaser after the Closing allocable to Seller prior to Closing, Purchaser shall promptly pay the same to Seller.

5.4.7 Existing Loan. On the Closing Date, Seller shall pay (which payment may be made by Seller out of the proceeds of the Purchase Price) the outstanding principal balance of the Note together with all interest accrued under the Note prior to the Closing Date (the "Loan Payoff"). Purchaser shall pay all Lender Fees (subject to reduction from the Purchase Price in accordance with Section 2.2). Any existing reserves, impounds and other accounts maintained in connection with the Loan shall be released in Good Funds to Seller at the Closing unless credited by Lender against the amount due from Seller under the Note.

5.4.8 Insurance. No proration shall be made in relation to insurance premiums and insurance policies will not be assigned to Purchaser.

5.4.9 Employees. All of Seller's and Seller's manager's on-site employees shall have their employment at the Property terminated as of the Closing Date.

5.4.10......Closing  Costs.  Purchaser  shall  pay  the  cost of  recording  any instruments required to discharge any liens or encumbrances against the Property, any premiums or fees required to be paid by Purchaser with respect to the Title Policy pursuant to Section 4.1, one-half of the customary closing costs of the Escrow Agent and any Nevada real property transfer taxes imposed on Seller that are attributable to the amount of the Purchase Price in excess of $14,067,900.00. Seller shall pay the Nevada real property transfer tax (for consideration of up to $14,067,900.00 of the Purchase Price), the CLTA portion of the base premium for the Title Policy to the extent required by Section 4.1, and one-half of the customary closing costs of the Escrow Agent.

5.4.11......Utility  Contracts.  If Seller has entered into an agreement for the purchase of electricity, gas or other utility service for the Property or a group of properties (including the Property) (a "Utility Contract"), or an affiliate of Seller has entered into a Utility Contract, then, at the option of Seller, (a) Purchaser either shall assume the Utility Contract with respect to the Property, or (b) the reasonably calculated costs of the Utility Contract attributable to the Property from and after the Closing shall be paid to Seller at the Closing and Seller shall remain responsible for payments under the Utility Contract.

5.4.12......Possession.  Possession  of the  Property,  subject  to the  Leases,
Property Contracts which are not identified as Terminated Contracts during the Feasibility Period (subject to the limitations of Section 3.6), and Permitted
Exceptions, shall be delivered to Purchaser at the Closing upon release from escrow of all items to be delivered by Purchaser pursuant to Section 5.3, including, without limitation, the Purchase Price. To the extent reasonably available to Seller, originals or copies of the Leases and Property Contracts, lease files, warranties, guaranties, operating manuals, keys to the property, and Seller's books and records (other than proprietary information) (collectively, "Seller's Property Related Files and Records") regarding the Property shall be made available to Purchaser at the Property after the Closing. Purchaser acknowledges and agrees that, prior to Closing and at Purchaser's sole cost and expense, Purchaser shall make copies (including, at Seller's discretion, CD copies) of those portions of Seller's Property Related Files and Records as may be requested by Seller and shall deliver such copies to Seller on or prior to the Closing Date. Purchaser acknowledges and agrees that such copies may be retained by Seller from and after the Closing. The conditions and restrictions on Purchaser's investigations and entry upon the Property set forth in Article 3, and Purchaser's indemnity obligations, shall also apply to the copying of Seller's Property Related Files and Records pursuant to this Section
5.4.12. Purchaser agrees that it shall coordinate with the Regional Property Manager (Lea Ann Butler, (T) (505) 754-3393), prior to the entry of Purchaser or Purchaser's agents onto the Property in connection with such copying, and will insure that the Regional Property Manager (or a designee or designees of the Regional Property Manager) is present at all times during and as a pre-condition to the entry or presence of Purchaser or Purchaser's agents on the Property in connection with such copying.

5.4.13......Survival.  The  provisions  of this  Section  5.4 shall  survive the
Closing and delivery of the Deed to Purchaser.

5.5 Post Closing Adjustments. In general, and except as provided in this Contract or the Closing Documents, Seller shall be entitled to all income, and shall pay all expenses, relating to the operation of the Property for the period prior to the Closing Date and Purchaser shall be entitled to all income, and shall pay all expenses, relating to the operation of the Property for the period commencing on and after the Closing Date. Purchaser or Seller may request that Purchaser and Seller undertake to re-adjust any item on the Proration Schedule (or any item omitted therefrom) in accordance with the provisions of Section 5.4 of this Contract; provided, however, that neither party shall have any obligation to re-adjust any items (a) after the expiration of 90 days after Closing, or (b) subject to such 90-day period, unless and until all such items exceed $5,000.00 in magnitude in aggregate. The provisions of this Section 5.6 shall survive the Closing and delivery of the Deed to Purchaser.

ARTICLE 6...
            REPRESENTATIONS AND WARRANTIES OF SELLER AND PURCHASER

6.1 Seller's Representations. Except, in all cases, for any fact, information or condition disclosed in the Title Documents, the Permitted Exceptions, the Property Contracts, or the Materials, or which is otherwise known by Purchaser prior to the Closing, Seller represents and warrants to Purchaser the following (collectively, the "Seller's Representations") as of the Effective Date and as of the Closing Date (provided that Purchaser's remedies if any such Seller's Representations are untrue as of the Closing Date are limited to those set forth in Section 8.1):

6.1.1 Seller is duly organized, validly existing and in good standing under the laws of the state of its formation set forth in the initial paragraph of this Contract; and, subject to Section 8.2.4, has or at the Closing shall have the entity power and authority to sell and convey the Property and to execute the documents to be executed by Seller and prior to the Closing will have taken as applicable, all corporate, partnership, limited liability company or equivalent entity actions required for the execution and delivery of this Contract, and the consummation of the transactions contemplated by this Contract. The compliance with or fulfillment of the terms and conditions hereof will not conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a default under, any contract to which Seller is a party or by which Seller is otherwise bound, which conflict, breach or default would have a material adverse affect on Seller's ability to consummate the transaction contemplated by this Contract or on the Property. Subject to Section 8.2.4, this Contract is a valid, binding and enforceable agreement against Seller in accordance with its terms;

6.1.2 Other than the Leases, the Property is not subject to any written lease executed by Seller or, to Seller's knowledge, any other possessory interests of any person;

6.1.3 Seller is not a "foreign person," as that term is used and defined in the Internal Revenue Code, Section 1445, as amended;

6.1.4 Except for any actions by Seller to evict Tenants under the Leases, to Seller's knowledge, there are no actions, proceedings, litigation or governmental investigations or condemnation actions either pending or threatened against the Property;

6.1.5 To Seller's knowledge, Seller has not received any written notice from a governmental agency of any uncured material violations of any federal, state, commonwealth, county or municipal law, ordinance, order, regulation or requirement affecting the Property; and

6.1.6 To Seller's knowledge, Seller has not received any written notice of any material default by Seller under any of the Property Contracts that will not be terminated on the Closing Date.

6.2 AS-IS.  Except for  Seller's  Representations,  the  Property  is  expressly purchased and sold "AS IS," "WHERE IS," and "WITH ALL FAULTS." The Purchase Price and the terms and conditions set forth herein are the result of arm's-length bargaining between entities familiar with transactions of this kind, and said price, terms and conditions reflect the fact that Purchaser shall have the benefit of, and is not relying upon, any information provided by Seller or Broker statements, representations or warranties, express or implied, made by or enforceable directly against Seller or Broker, including, without limitation, any relating to the value of the Property, the physical or environmental condition of the Property, any state, federal, county or local law, ordinance, order or permit; or the suitability, compliance or lack of compliance of the Property with any regulation, or any other attribute or matter of or relating to the Property (other than any covenants of title contained in the Deed conveying the Property and Seller's Representations). Purchaser agrees that Seller shall not be responsible or liable to Purchaser for any defects, errors or omissions, or on account of any conditions affecting the Property. Purchaser, its successors and assigns, and anyone claiming by, through or under Purchaser, hereby fully releases Seller's Indemnified Parties from, and irrevocably waives its right to maintain, any and all claims and causes of action that it or they may now have or hereafter acquire against Seller's Indemnified Parties with respect to any and all Losses arising from or related to any defects, errors, omissions or other conditions affecting the Property. Purchaser represents and warrants that, as of the date hereof and as of the Closing Date, it has and shall have reviewed and conducted such independent analyses, studies (including, without limitation, environmental studies and analyses concerning the presence of lead, asbestos, PCBs and radon in and about the Property), reports, investigations and inspections as it deems appropriate in connection with the Property. If Seller provides or has provided any documents, summaries, opinions or work product of consultants, surveyors, architects, engineers, title companies, governmental authorities or any other person or entity with respect to the Property, including, without limitation, the offering prepared by Broker, Purchaser and Seller agree that Seller has done so or shall do so only for the convenience of both parties, Purchaser shall not rely thereon and the reliance by Purchaser upon any such documents, summaries, opinions or work product shall not create or give rise to any liability of or against Seller's Indemnified Parties. Purchaser shall rely only upon any title insurance obtained by Purchaser with respect to title to the Property. Purchaser acknowledges and agrees that no representation has been made and no responsibility is assumed by Seller with respect to current and future applicable zoning or building code requirements or the compliance of the Property with any other laws, rules, ordinances or regulations, the financial earning capacity or expense history of the Property, the continuation of contracts, continued occupancy levels of the Property, or any part thereof, or the continued occupancy by tenants of any Leases or, without limiting any of the foregoing, occupancy at Closing. Prior to Closing, Seller shall have the right, but not the obligation, to enforce its rights against any and all Property occupants, guests or tenants. Purchaser agrees that the departure or removal, prior to Closing, of any of such guests, occupants or tenants shall not be the basis for, nor shall it give rise to, any claim on the part of Purchaser, nor shall it affect the obligations of Purchaser under this Contract in any manner whatsoever; and Purchaser shall close title and accept delivery of the Deed with or without such tenants in possession and without any allowance or reduction in the Purchase Price under this Contract. Purchaser hereby releases Seller from any and all claims and liabilities relating to the foregoing matters. The provisions of this Section 6.2 shall survive the Closing and delivery of the Deed to Purchaser.

6.3 Survival of Seller's Representations. Seller and Purchaser agree that Seller's Representations shall survive Closing for a period of 12 months (the "Survival Period"). Seller shall have no liability after the Survival Period with respect to Seller's Representations contained herein except to the extent that Purchaser has requested arbitration against Seller during the Survival Period for breach of any of Seller's Representations. Under no circumstances shall Seller be liable to Purchaser for more than $565,937.00 (the "Liability Cap") in any individual instance or in the aggregate for all breaches of Seller's Representations, nor shall Purchaser be entitled to bring any claim for a breach of Seller's Representations unless and until the claim for damage by Purchaser exceeds $5,000. In the event that Seller breaches any representation contained in Section 6.1 and Purchaser had knowledge of such breach prior to the Closing Date, Purchaser shall be deemed to have waived any right of recovery, and Seller shall not have any liability in connection therewith.

6.4 Definition of Seller's Knowledge. Any representations and warranties made "to the knowledge of Seller" shall not be deemed to imply any duty of inquiry. For purposes of this Contract, the term Seller's "knowledge" shall mean and refer only to actual knowledge of the Designated Representative of the Seller and shall not be construed to refer to the knowledge of any other partner, officer, director, agent, employee or representative of the Seller, or any affiliate of the Seller, or to impose upon such Designated Representative any duty to investigate the matter to which such actual knowledge or the absence thereof pertains, or to impose upon such Designated Representative any individual personal liability. As used herein, the term Designated Representative shall refer to Lea Ann Butler who is the Regional Property Manager handling this Property (the "Regional Property Manager").

6.5 Representations And Warranties Of Purchaser. For the purpose of inducing Seller to enter into this Contract and to consummate the sale and purchase of the Property in accordance herewith, Purchaser represents and warrants to Seller the following as of the Effective Date and as of the Closing Date:

6.5.1 Purchaser is a limited liability company duly organized, validly existing and in good standing under the laws of the State of California.

6.5.2 Purchaser, acting through any of its or their duly empowered and authorized officers or members, has all necessary entity power and authority to own and use its properties and to transact the business in which it is engaged, and has full power and authority to enter into this Contract, to execute and deliver the documents and instruments required of Purchaser herein, and to perform its obligations hereunder; and no consent of any of Purchaser's partners, directors, officers or members are required to so empower or authorize Purchaser. The compliance with or fulfillment of the terms and conditions hereof will not conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a default under, any contract to which Purchaser is a party or by which Purchaser is otherwise bound, which conflict, breach or default would have a material adverse affect on Purchaser's ability to consummate the transaction contemplated by this Contract. This Contract is a valid, binding and enforceable agreement against Purchaser in accordance with its terms.

6.5.3 No pending or, to the knowledge of Purchaser, threatened litigation exists which if determined adversely would restrain the consummation of the transactions contemplated by this Contract or would declare illegal, invalid or non-binding any of Purchaser's obligations or covenants to Seller.

6.5.4 Other than Seller's Representations, Purchaser has not relied on any representation or warranty made by Seller or any representative of Seller (including, without limitation, Broker) in connection with this Contract and the acquisition of the Property.

6.5.5 The Broker and its affiliates do not, and will not at the Closing, have any direct or indirect legal, beneficial, economic or voting interest in Purchaser (or in an assignee of Purchaser, which pursuant to Section 13.3, acquires the Property at the Closing), nor has Purchaser or any affiliate of Purchaser granted (as of the Effective Date or the Closing Date) the Broker or any of its affiliates any right or option to acquire any direct or indirect legal, beneficial, economic or voting interest in Purchaser.

      The provisions of this Section 6.5 shall survive the Closing and delivery of the Deed to Purchaser.

ARTICLE 7...
                            OPERATION OF THE PROPERTY

7.1 Leases and Property Contracts. During the period of time from the Effective Date to the Closing Date, in the ordinary course of business Seller may enter into new Property Contracts, new Leases, renew existing Leases or modify, terminate or accept the surrender or forfeiture of any of the Leases, modify any Property Contracts, or institute and prosecute any available remedies for default under any Lease or Property Contract without first obtaining the written consent of Purchaser; provided, however, Seller agrees that any such new Property Contracts or any new or renewed Leases shall not have a term in excess of 1 year (or such longer period of time for which such Property Contracts or Leases are entered into by Seller in the ordinary course of its operation of the Property) without the prior written consent of Purchaser, which consent shall not be unreasonably withheld, conditioned or delayed.

7.2 General  Operation of  Property.  Except as  specifically  set forth in this
Article 7, Seller shall operate the Property after the Effective Date in the ordinary course of business, and except as necessary in the Seller's sole discretion to address (a) any life or safety issue at the Property or (b) any other matter which in Seller's reasonable discretion materially adversely affecting the use, operation or value of the Property, Seller will not make any material alterations to the Property or remove any material Fixtures and Tangible Personal Property without the prior written consent of Purchaser which consent shall not be unreasonably withheld, denied or delayed.

7.3 Liens. Other than utility easements and temporary construction easements granted by Seller in the ordinary course of business, Seller covenants that it will not voluntarily create or cause any lien or encumbrance to attach to the Property between the Effective Date and the Closing Date (other than Leases and Property Contracts as provided in Section 7.1) unless Purchaser approves such lien or encumbrance, which approval shall not be unreasonably withheld or delayed. If Purchaser approves any such subsequent lien or encumbrance, the same shall be deemed a Permitted Encumbrance for all purposes hereunder.

ARTICLE 8...
                         CONDITIONS PRECEDENT TO CLOSING

8.1 Purchaser's Conditions to Closing. Purchaser's obligation to close under this Contract, shall be subject to and conditioned upon the fulfillment of each and all of the following conditions precedent:

8.1.1 All of the documents required to be delivered by Seller to Purchaser at the Closing pursuant to the terms and conditions hereof shall have been delivered;

8.1.2 Each of the representations, warranties and covenants of Seller contained herein shall be true in all material respects as of the Closing Date;

8.1.3 Seller shall have complied with, fulfilled and performed in all material respects each of the covenants, terms and conditions to be complied with, fulfilled or performed by Seller hereunder; and

8.1.4 Neither Seller nor Seller's general partner shall be a debtor in any bankruptcy proceeding nor shall have been in the last 6 months a debtor in any bankruptcy proceeding.

8.1.5 Seller has, on or before the expiration of the Feasibility Period, notified Purchaser in writing that Seller has received the consents required under Section 8.2.4(a) to consummate the transactions contemplated by this Contract.

      Notwithstanding anything to the contrary, there are no other conditions on Purchaser's obligation to Close except as expressly set forth in this Section
8.1. If any condition set forth in Sections 8.1.1, 8.1.3 or 8.1.4 is not met, Purchaser may (a) waive any of the foregoing conditions and proceed to Closing on the Closing Date with no offset or deduction from the Purchase Price, or (b) if such failure constitutes a default by Seller, exercise any of its remedies pursuant to Section 10.2. If the condition set forth in Section 8.1.2 is not met, Purchaser may, as its sole and exclusive remedy, (i) notify Seller of Purchaser's election to terminate this Contract and receive a return of the Deposit from the Escrow Agent, or (ii) waive such condition and proceed to Closing on the Closing Date with no offset or deduction from the Purchase Price. If the condition stated in Section 8.1.5 is not satisfied by the expiration of the Feasibility Period, then Purchaser may, as its sole and exclusive remedy, terminate this Contract and receive a return of the Deposit from the Escrow Agent; provided, however, that if Purchaser fails to so terminate this Contract, then the condition set forth in Section 8.1.5 shall become due on or prior to the Closing Date and, if such condition is not satisfied on or prior to the Closing Date, Purchaser may, as its sole and exclusive remedy, terminate this Contract, recover the Deposit and recover its direct and actual out-of-pocket expenses and costs (documented by paid invoices to third parties) in connection with this transaction, but not to exceed $12,242.00 in aggregate.

8.2 Seller's Conditions to Closing. Without limiting any of the rights of Seller elsewhere provided for in this Contract, Seller's obligation to close with respect to conveyance of the Property under this Contract shall be subject to and conditioned upon the fulfillment of each and all of the following conditions precedent:

8.2.1 All of the documents and funds required to be delivered by Purchaser to Seller at the Closing pursuant to the terms and conditions hereof shall have been delivered;

8.2.2 Each of the representations, warranties and covenants of Purchaser contained herein shall be true in all material respects as of the Closing Date;

8.2.3 Purchaser shall have complied with, fulfilled and performed in all material respects each of the covenants, terms and conditions to be complied with, fulfilled or performed by Purchaser hereunder; and

8.2.4 Seller shall have received all consents and approvals to the consummation of the transactions contemplated hereby (a) of Seller's partners or such partners' affiliates or partners, members, managers, shareholders or directors to the extent required by Seller's (or Seller's affiliates') organizational documents, or (b) that are required by law.

8.2.5 [Intentionally deleted.]

      If any of the foregoing conditions to Seller's obligation to close with respect to conveyance of the Property under this Contract are not met, Seller may (a) waive any of the foregoing conditions and proceed to Closing on the Closing Date, or (b) terminate this Contract, and, if such failure constitutes a default by Purchaser, exercise any of its remedies under Section 10.1.
ARTICLE 9...
                                    BROKERAGE

9.1 Indemnity. Seller represents and warrants to Purchaser that it has dealt only with CB Richard Ellis, 2415 E. Camelback Road, First Floor, Phoenix, AZ 85016, Attention: Sean Cunningham ("Broker"), in connection with this Contract. Seller and Purchaser each represents and warrants to the other that, other than Broker, it has not dealt with or utilized the services of any other real estate broker, sales person or finder in connection with this Contract, and each party agrees to indemnify, hold harmless, and, if requested in the sole and absolute discretion of the indemnitee, defend (with counsel approved by the indemnitee) the other party from and against all Losses relating to brokerage commissions and finder's fees arising from or attributable to the acts or omissions of the indemnifying party. The provisions of this Section 9.1 shall survive the termination of this Contract, and if not so terminated, the Closing and delivery of the Deed to Purchaser.

9.2 Broker Commission. If the Closing occurs, Seller agrees to pay Broker a commission according to the terms of a separate contract. Broker shall not be deemed a party or third party beneficiary of this Contract.

9.3 Broker Signature Page. As a condition to Seller's obligation to pay the commission pursuant to Section 9.2, Broker shall execute the signature page for Broker attached hereto solely for purposes of confirming the matters set forth therein; provided, however, that (a) Broker's signature hereon shall not be a prerequisite to the binding nature of this Contract on Purchaser and Seller, and the same shall become fully effective upon execution by Purchaser and Seller, and (b) the signature of Broker will not be necessary to amend any provision of this Contract.

9.4 Purchaser's Consultant. Seller agrees, at the request of Purchaser, to pay Arroyo & Coates, Inc., a California corporation, a consulting fee in the amount of $287,100.00 from the Purchase Price, if and only if the Closing occurs.

ARTICLE 10..
                              DEFAULTS AND REMEDIES

10.1 Purchaser Default.  If Purchaser  defaults in its obligations  hereunder to
(a) deliver the Initial Deposit or Additional Deposit (or any other deposit or payment required of Purchaser hereunder), (b) deliver to the Seller the deliveries specified under Section 5.3 on the date required thereunder, or (c) deliver the Purchase Price at the time required by Section 2.2.4 and close on the purchase of the Property on the Closing Date, then, immediately and without notice or cure, Purchaser shall forfeit the Deposit, and the Escrow Agent shall deliver the Deposit to Seller, and neither party shall be obligated to proceed with the purchase and sale of the Property. If, Purchaser defaults in any of its other representations, warranties or obligations under this Contract, and such default continues for more than 10 days after written notice from Seller, then Purchaser shall forfeit the Deposit, and the Escrow Agent shall deliver the Deposit to Seller, and neither party shall be obligated to proceed with the purchase and sale of the Property. The Deposit is liquidated damages and recourse to the Deposit is, except for Purchaser's indemnity and confidentiality obligations hereunder, Seller's sole and exclusive remedy for Purchaser's failure to perform its obligation to purchase the Property or breach of a representation or warranty. Seller expressly waives the remedies of specific performance and additional damages for such default by Purchaser. SELLER AND PURCHASER ACKNOWLEDGE THAT SELLER'S DAMAGES WOULD BE DIFFICULT TO DETERMINE, AND THAT THE DEPOSIT IS A REASONABLE ESTIMATE OF SELLER'S DAMAGES RESULTING FROM A DEFAULT BY PURCHASER IN ITS OBLIGATION TO PURCHASE THE PROPERTY. SELLER AND PURCHASER FURTHER AGREE THAT THIS SECTION 10.1.1 IS INTENDED TO AND DOES LIQUIDATE THE AMOUNT OF DAMAGES DUE SELLER, AND SHALL BE SELLER'S EXCLUSIVE REMEDY AGAINST PURCHASER, BOTH AT LAW AND IN EQUITY, ARISING FROM OR RELATED TO A BREACH BY PURCHASER OF ITS OBLIGATION TO CONSUMMATE THE TRANSACTIONS CONTEMPLATED BY THIS CONTRACT, OTHER THAN WITH RESPECT TO PURCHASER'S INDEMNITY AND CONFIDENTIALITY OBLIGATIONS HEREUNDER.

10.2 Seller Default. If Seller, prior to the Closing, defaults in its representations, warranties, covenants, or obligations under this Contract, including to sell the Property as required by this Contract and such default continues for more than 10 days after written notice from Purchaser, then, at Purchaser's election and as Purchaser's sole and exclusive remedy, either (A) this Contract shall terminate, and all payments and things of value, including the Deposit, provided by Purchaser hereunder shall be returned to Purchaser (subject to Purchaser's obligation under Section 3.5.2 to return all Third-Party Reports and information and Materials provided to Purchaser as a pre-condition to the return of the Deposit) and Purchaser may recover, as its sole recoverable damages (but without limiting its right to receive a refund of the Deposit), its direct and actual out-of-pocket expenses and costs (documented by paid invoices to third parties) in connection with this transaction, which damages shall not exceed $12,242.00 in aggregate, or (B) Purchaser may seek specific performance of Seller's obligation to deliver the Deed pursuant to this Contract (but not damages). Purchaser agrees that it shall promptly deliver to Seller an assignment of all of Purchaser's right, title and interest in and to (together with possession of) all plans, studies, surveys, reports, and other materials paid for with the out-of-pocket expenses reimbursed by Seller pursuant to the foregoing sentence. SELLER AND PURCHASER FURTHER AGREE THAT THIS SECTION 10.2 IS INTENDED TO AND DOES LIMIT THE AMOUNT OF DAMAGES DUE PURCHASER AND THE REMEDIES AVAILABLE TO PURCHASER FOR A DEFAULT BY SELLER PRIOR TO CLOSING, AND SHALL BE PURCHASER'S EXCLUSIVE REMEDY AGAINST SELLER, BOTH AT LAW AND IN EQUITY ARISING FROM OR RELATED TO A BREACH BY SELLER OF ITS REPRESENTATIONS, WARRANTIES, OR COVENANTS PRIOR TO CLOSING OR ITS OBLIGATION TO CONSUMMATE THE TRANSACTIONS CONTEMPLATED BY THIS CONTRACT. UNDER NO CIRCUMSTANCES, WHETHER BEFORE OR AFTER CLOSING, MAY PURCHASER SEEK OR BE ENTITLED TO RECOVER ANY SPECIAL, CONSEQUENTIAL, PUNITIVE, SPECULATIVE OR INDIRECT DAMAGES, ALL OF WHICH PURCHASER SPECIFICALLY WAIVES, FROM SELLER FOR ANY BREACH BY SELLER, OF ITS REPRESENTATIONS, WARRANTIES OR COVENANTS; PROVIDED, HOWEVER, THAT, TO THE EXTENT INCLUDED WITHIN THE LIMIT ON DAMAGES RECOVERABLE UNDER THE LIABILITY CAP STATED IN SECTION 6.3, PURCHASER MAY, DURING THE SURVIVAL PERIOD, SEEK TO PROVE AND RECOVER INDIRECT, CONSEQUENTIAL AND SPECIAL DAMAGES RESULTING FROM A BREACH OF SELLER'S REPRESENTATIONS. PURCHASER SPECIFICALLY WAIVES THE RIGHT TO FILE ANY LIS PENDENS OR ANY LIEN AGAINST THE PROPERTY UNLESS AND UNTIL IT HAS IRREVOCABLY ELECTED TO SEEK SPECIFIC PERFORMANCE OF THIS CONTRACT AND HAS FILED AN ACTION SEEKING SUCH REMEDY.

ARTICLE 11..
                            RISK OF LOSS OR CASUALTY

11.1 Major Damage. In the event that the Property is damaged or destroyed by fire or other casualty prior to Closing, and the cost of repair is more than $300,000, then Seller shall have no obligation to repair such damage or destruction and shall notify Purchaser in writing of such damage or destruction (the "Damage Notice"). Within 10 days after Purchaser's receipt of the Damage Notice, Purchaser may elect at its option to terminate this Contract by delivering written notice to Seller. In the event Purchaser fails to terminate this Contract within the foregoing 10-day period, this transaction shall be closed in accordance with the terms of this Contract for the full Purchase Price notwithstanding any such damage or destruction and Purchaser shall receive all insurance proceeds pertaining thereto (plus a credit against the Purchase Price in the amount of any deductible payable by Seller in connection therewith) at Closing.

11.2 Minor Damage. In the event that the Property is damaged or destroyed by fire or other casualty prior to the Closing, and the cost of repair is less than $300,000, this transaction shall be closed in accordance with the terms of this Contract, notwithstanding the damage or destruction; provided, however, Seller shall make such repairs to the extent of any recovery from insurance carried on the Property if they can be reasonably effected before the Closing. Subject to
Section 11.3, if Seller is unable to effect such repairs, then Purchaser shall receive all insurance proceeds pertaining thereto (plus a credit against the Purchase Price in the amount of any deductible payable by Seller in connection therewith) at Closing.

11.3 Repairs. To the extent that Seller elects to commence any repair, replacement or restoration of the Property prior to Closing, then Seller shall be entitled to receive and apply available insurance proceeds to any portion of such repair, replacement or restoration completed or installed prior to Closing, with Purchaser being responsible for completion of such repair, replacement or restoration after Closing from the balance of any available insurance proceeds. The provisions of this Section 11.3 shall survive the Closing and delivery of the Deed to Purchaser.

ARTICLE 12..
                                 EMINENT DOMAIN

12.1 Eminent Domain. In the event that, at the time of Closing, any material part of the Property is (or previously has been) acquired, or is about to be acquired, by any governmental agency by the powers of eminent domain or transfer in lieu thereof (or in the event that at such time there is any notice of any such acquisition or intent to acquire by any such governmental agency), Purchaser shall have the right, at Purchaser's option, to terminate this Contract by giving written notice within 10 days after Purchaser's receipt from Seller of notice of the occurrence of such event, and if Purchaser so terminates this Contract shall recover the Deposit hereunder (subject to Purchaser's obligation under Section 3.5.2 to return all Third-Party Reports and information and Materials provided to Purchaser as a pre-condition to the return of the Deposit). If Purchaser fails to terminate this Contract within such 10-day period, this transaction shall be closed in accordance with the terms of this Contract for the full Purchase Price and Purchaser shall receive the full benefit of any condemnation award. It is expressly agreed between the parties hereto that this section shall in no way apply to customary dedications for public purposes which may be necessary for the development of the Property.

ARTICLE 13..
                                  MISCELLANEOUS

13.1 Binding Effect of Contract. This Contract shall not be binding on either party until executed by both Purchaser and Seller. As provided in Sections 2.3.5 and 9.3, above, neither Escrow Agent's nor Broker's execution of this Contract shall not be a prerequisite to its effectiveness.

13.2 Exhibits And Schedules. All Exhibits and Schedules, whether or not annexed hereto, are a part of this Contract for all purposes.

13.3 Assignability. This Contract is not assignable by Purchaser without first obtaining the prior written approval of the Seller, except that Purchaser may assign this Contract to one or more entities so long as (a) Purchaser is an affiliate of the purchasing entity(ies), and Purchaser is not released from its liability hereunder, (b) if Purchaser is not an affiliate of the purchasing entity(ies) then Seller has consented in its reasonable discretion and Purchaser is not released from its liability hereunder, or (c) if Purchaser is not an affiliate of the purchasing entity(ies), then Purchaser or the principals of Purchaser have an ownership or managerial interest in such purchasing entities and Purchaser is not released from its liability hereunder. As used herein, an affiliate is a person or entity controlled by, under common control with, or controlling another person or entity.

13.4 Binding Effect. Subject to Section 13.3, this Contract shall be binding upon and inure to the benefit of Seller and Purchaser, and their respective successors, heirs and permitted assigns.

13.5 Captions. The captions, headings, and arrangements used in this Contract are for convenience only and do not in any way affect, limit, amplify, or modify the terms and provisions hereof.

13.6 Number And Gender Of Words. Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate.

13.7 Notices. All notices, demands, requests and other communications required or permitted hereunder shall be in writing, and shall be (a) personally delivered with a written receipt of delivery; (b) sent by a nationally recognized overnight delivery service requiring a written acknowledgement of receipt or providing a certification of delivery or attempted delivery; (c) sent by certified or registered mail, return receipt requested, or (d) sent by confirmed facsimile transmission with an original copy thereof transmitted to the recipient by one of the means described in subsections (a) through (c) no later than 3 Business Days thereafter. All notices shall be deemed effective when actually delivered as documented in a delivery receipt; provided, however, that if the notice was sent by overnight courier or mail as aforesaid and is affirmatively refused or cannot be delivered during customary business hours by reason of the absence of a signatory to acknowledge receipt, or by reason of a change of address with respect to which the addressor did not have either knowledge or written notice delivered in accordance with this paragraph, then the first attempted delivery shall be deemed to constitute delivery. Each party shall be entitled to change its address for notices from time to time by delivering to the other party notice thereof in the manner herein provided for the delivery of notices. All notices shall be sent to the addressee at its address set forth following its name below:

      ......To Purchaser:
      ......Jackson Square Properties, LLC
      ......500 Washington Street, Suite 700
      ......San Francisco, California  94111
      ......Attention:  Curtis Gardner and Thomas Coates
      ......Telephone:  415-445-7800
      ......Facsimile:  415-544-9134 AND 415-544-9135

      ......with copy to:

      ......Janin, Morgan & Brenner
      ......220 Bush Street, 17th Floor
      ......San Francisco, California  94104
      ......Attention:  Peter Wohlfeiler, Esq.
      ......Phone:  415-981-0670
      ......Fax:  415-981-1264


      ......To Seller:
            c/o AIMCO
            4582 South Ulster Street Parkway
            Suite 1100
            Denver, Colorado  80237
            Attention:  Patrick Slavin and Kris Vercauteren
            Telephone:  303-691-4340
            Facsimile:  303-300-3282

      ......And:

            c/o AIMCO
            4582 South Ulster Street Parkway
            Suite 1100
            Denver, Colorado  80237
            Attention:  Mr. Harry Alcock
            Telephone:  303-691-4344
            Facsimile:  303-300-3282

      ......with copy to:
            Chad Asarch, Esq.
      ......Vice President and Assistant General Counsel
      ......AIMCO
            4582 South Ulster Street Parkway
            Suite 1100
            Denver, Colorado  80237
      ......Telephone: 303-691-4303
            Facsimile:  303-300-3260

      ......and a copy to:

      ......Brownstein Hyatt & Farber, P.C.
      ......410 17th Street, 22nd Floor
      ......Denver, Colorado  80202
      ......Attention:  Gary M. Reiff, Esq.
      ......Telephone: 303-223-1100
      ......Facsimile:  303-223-1111

      Any notice required hereunder to be delivered to the Escrow Agent shall be delivered in accordance with above provisions as follows:

      ......First American Title Company
      ......550 S. Hope Street, Suite 1950
      ......Los Angeles, CA 90071
      ......Attention: Robin E. Webb
      ......Telephone: 213-271-1705

      Unless specifically required to be delivered to the Escrow Agent pursuant to the terms of this Contract, no notice hereunder must be delivered to the Escrow Agent in order to be effective so long as it is delivered to the other party in accordance with the above provisions.

13.8 Governing Law And Venue. The laws of the State of Nevada shall govern the validity, construction, enforcement, and interpretation of this Contract, unless otherwise specified herein except for the conflict of laws provisions thereof. Subject to Section 13.25, all claims, disputes and other matters in question arising out of or relating to this Contract, or the breach thereof, shall be decided by proceedings instituted and litigated in a court of competent jurisdiction in the commonwealth or state in which the Property is situated, and the parties hereto expressly consent to the venue and jurisdiction of such court.

13.9 Entire Agreement. This Contract embodies the entire Contract between the parties hereto concerning the subject matter hereof and supersedes all prior conversations, proposals, negotiations, understandings and Contracts, whether written or oral.

13.10 Amendments. This Contract shall not be amended, altered, changed, modified, supplemented or rescinded in any manner except by a written contract executed by all of the parties; provided, however, that, (a) as provided in
Section 2.3.5 above, the signature of the Escrow Agent shall not be required as to any amendment of this Contract other than an amendment of Section 2.3, and
(b) as provided in Section 9.3, above, the signature of the Broker shall not be required as to any amendment of this Contract.

13.11 Severability. In the event that any part of this Contract shall be held to be invalid or unenforceable by a court of competent jurisdiction, such provision shall be reformed, and enforced to the maximum extent permitted by law. If such provision cannot be reformed, it shall be severed from this Contract and the remaining portions of this Contract shall be valid and enforceable.

13.12 Multiple Counterparts/Facsimile Signatures. This Contract may be executed in a number of identical counterparts. This Contract may be executed by facsimile signatures which shall be binding on the parties hereto, with original signatures to be delivered as soon as reasonably practical thereafter.

13.13 Construction. No provision of this Contract shall be construed in favor of, or against, any particular party by reason of any presumption with respect to the drafting of this Contract; both parties, being represented by counsel, having fully participated in the negotiation of this instrument.

13.14 Confidentiality. Purchaser shall not disclose the terms and conditions contained in this Contract and shall keep the same confidential, provided that Purchaser may disclose the terms and conditions of this Contract (a) as required by law, (b) to consummate the terms of this Contract, or any financing relating thereto, or (c) to Purchaser's or Seller's lenders, attorneys and accountants. Any information and Materials provided by Seller to Purchaser hereunder are confidential and Purchaser shall be prohibited from making such information public to any other person or entity other than its agents and legal representatives, without Seller's prior written authorization, which may be granted or denied in Seller's sole discretion. Notwithstanding the provisions of
Section 13.9, Purchaser agrees that the covenants, restrictions and agreements of Purchaser contained in any confidentiality agreement executed by Purchaser prior to the Effective Date shall survive the execution of this Contract and shall not be superseded hereby.

13.15 Time Of The Essence. It is expressly agreed by the parties hereto that time is of the essence with respect to this Contract.

13.16 Waiver. No delay or omission to exercise any right or power accruing upon any default, omission, or failure of performance hereunder shall impair any right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. No waiver, amendment, release, or modification of this Contract shall be established by conduct, custom, or course of dealing and all waivers must be in writing and signed by the waiving party.

13.17 Attorneys Fees. In the event either party hereto commences litigation or arbitration against the other to enforce its rights hereunder, the substantially prevailing party in such litigation shall be entitled to recover from the other party its reasonable attorneys' fees and expenses incidental to such litigation and arbitration, including the cost of in-house counsel and any appeals.

13.18 Time Periods. Should the last day of a time period fall on a weekend or legal holiday, the next Business Day thereafter shall be considered the end of the time period.

13.19 1031 Exchange. Seller and Purchaser acknowledge and agree that the purchase and sale of the Property may be part of a tax-free exchange under
Section 1031 (a "Section 1031 Exchange") of the Code for either Purchaser or Seller. Each party hereby agrees to take all reasonable steps on or before the Closing Date to facilitate such exchange if requested by the other party, provided that (a) no party making such accommodation shall be required to acquire any substitute property, (b) such exchange shall not affect the representations, warranties, liabilities and obligations of the parties to each other under this Contract, (c) no party making such accommodation shall incur any additional cost, expense or liability in connection with such exchange (other than expenses of reviewing and executing documents required in connection with such exchange), and (d) no dates in this Contract will be extended as a result thereof. Notwithstanding anything to the contrary contained in the foregoing, if Seller so elects to close the transfer of the Property as an exchange, then (i) Seller, at its sole option, may delegate its obligations to transfer the Property under this Contract, and may assign its rights to receive the Purchase Price from Purchaser, to a deferred exchange intermediary (an "Intermediary") or to an exchange accommodation titleholder, as the case may be;
(ii) such delegation and assignment shall in no way reduce, modify or otherwise affect the obligations of Seller pursuant to this Contract; (iii) Seller shall remain fully liable for its obligations under this Contract as if such delegation and assignment shall not have taken place; (iv) Intermediary or exchange accommodation titleholder, as the case may be, shall have no liability to Purchaser; and (v) the closing of the transfer of the Property to Purchaser shall be undertaken by direct deed from Seller (or, if applicable, from other affiliates of Seller whom Seller will cause to execute such deeds) to Purchaser or to exchange accommodation titleholder, as the case may be. Notwithstanding anything to the contrary contained in the foregoing, if Purchaser so elects to close the acquisition of the Property as an exchange, then (i) Purchaser, at its sole option, may delegate its obligations to acquire the Property under this Contract, and may assign its rights to receive the Property from Seller, to an Intermediary or to an exchange accommodation titleholder, as the case may be;
(ii) such delegation and assignment shall in no way reduce, modify or otherwise affect the obligations of Purchaser pursuant to this Contract; (iii) Purchaser shall remain fully liable for its obligations under this Contract as if such delegation and assignment shall not have taken place; (iv) Intermediary or exchange accommodation titleholder, as the case may be, shall have no liability to Seller; and (v) the closing of the acquisition of the Property by Purchaser or the exchange accommodation titleholder, as the case may be, shall be undertaken by direct deed from Seller (or, if applicable, from other affiliates of Seller whom Seller will cause to execute such deeds) to Purchaser (or to exchange accommodation titleholder, as the case may be).

13.20 No Personal Liability of Officers, Trustees or Directors of Seller's Partners. Purchaser acknowledges that this Contract is entered into by Seller which is a California limited partnership, and Purchaser agrees that none of
Seller's Indemnified Parties shall have any personal liability under this Contract or any document executed in connection with the transactions contemplated by this Contract.

13.21 No Exclusive Negotiations. Seller shall have the right, at all times prior to the expiration of the Feasibility Period (but not after the expiration of the Feasibility Period if this Contract remains in full force and effect), to solicit backup offers and enter into discussions, negotiations, or any other communications concerning or related to the sale of the Property with any third-party; provided, however, that such communications are subject to the terms of this Contract, and that Seller shall not enter into any contract or binding Contract with a third-party for the sale of the Property unless such Contract is contingent on the termination of this Contract without the Property having been conveyed to Purchaser.

13.22 ADA Disclosure. Purchaser acknowledges that the Property may be subject to the federal Americans With Disabilities Act (the "ADA") and the federal Fair Housing Act (the "FHA"). The ADA, which requires, among other matters, that tenants and/or owners of "public accommodations" remove barriers in order to make the Property accessible to disabled persons and provide auxiliary aids and services for hearing, vision or speech impaired persons. Seller makes no warranty, representation or guarantee of any type or kind with respect to the Property's compliance with the ADA or FHA (or any similar state, commonwealth or local law), and Seller expressly disclaims any such representation.

13.23 No Recording. Purchaser shall not cause or allow this Contract or any contract or other document related hereto, nor any memorandum or other evidence hereof, to be recorded or become a public record without Seller's prior written consent, which consent may be withheld at Seller's sole discretion. If the Purchaser records this Contract or any other memorandum or evidence thereof, Purchaser shall be in default of its obligations under this Contract. Purchaser hereby appoints the Seller as Purchaser's attorney-in-fact to prepare and record any documents necessary to effect the nullification and release of the Contract or other memorandum or evidence thereof from the public records. This appointment shall be coupled with an interest and irrevocable.

13.24 Relationship of Parties. Purchaser and Seller acknowledge and agree that the relationship established between the parties pursuant to this Contract is only that of a seller and a purchaser of property. Neither Purchaser nor Seller is, nor shall either hold itself out to be, the agent, employee, joint venturer or partner of the other party.

13.25 Dispute Resolution. Any controversy, dispute, or claim of any nature arising out of, in connection with, or in relation to the interpretation, performance, enforcement or breach of this Contract (and any closing document executed in connection herewith), including any claim based on contract, tort or statute, shall be resolved at the written request of any party to this Contract by binding arbitration. The arbitration shall be administered in accordance with the then current Commercial Arbitration Rules of the American Arbitration Association; provided, however, that (a) the parties shall have the right to conduct reasonable discovery; and (b) the arbitrator (i) shall be a retired judge, (ii) shall decide all matters in accordance with the governing law, and
(iii) shall render a written decision. Any matter to be settled by arbitration shall be submitted to the American Arbitration Association in the commonwealth or state in which the Property is located. The parties shall attempt to designate one arbitrator from the American Arbitration Association. If they are unable to do so within 30 days after written demand therefor, then the American Arbitration Association shall designate an arbitrator. The arbitration shall be final and binding, and enforceable in any court of competent jurisdiction. The arbitrator shall award attorneys' fees (including those of in-house counsel) and costs to the substantially prevailing party and charge the cost of arbitration to the party which is not the substantially prevailing party. Notwithstanding anything herein to the contrary, this Section 13.25 shall not prevent Purchaser or Seller from seeking and obtaining equitable relief on a temporary or permanent basis, including, without limitation, a temporary restraining order, a preliminary or permanent injunction or similar equitable relief, from a court of competent jurisdiction located in the commonwealth or state in which the Property is located (to which all parties hereto consent to venue and jurisdiction) by instituting a legal action or other court proceeding in order to protect or enforce the rights of such party under this Contract or to prevent irreparable harm and injury. The court's jurisdiction over any such equitable matter, however, shall be expressly limited only to the temporary, preliminary, or permanent equitable relief sought; all other claims initiated under this Contract between the parties hereto shall be determined through final and binding arbitration in accordance with this Section 13.25.

13.26 AIMCO Marks. Purchaser agrees that Seller, the Property Manager or AIMCO, or their respective affiliates, are the sole owners of all right, title and interest in and to the AIMCO Marks (or have the right to use such AIMCO Marks pursuant to license agreements with third parties) and that no right, title or interest in or to the AIMCO Marks is granted, transferred, assigned or conveyed as a result of this Contract. Purchaser further agrees that Purchaser will not use the AIMCO Marks for any purpose.

13.27 Non-Solicitation of Employees. Purchaser acknowledges and agrees that, without the express written consent of Seller, neither Purchaser nor any of Purchaser's employees, affiliates or agents shall solicit any of Seller's employees or any employees located at the Property (or any of Seller's affiliates' employees located at any property owned by such affiliates) for potential employment.

13.28 Survival. Except for (a) all of the provisions of this Article 13 (other than Section 13.19 and 13.21, and (b) any provision of this Contract which expressly states that it shall so survive, and (c) any payment obligation of Purchaser under this Contract (the foregoing (a), (b) and (c) referred to herein as the "Survival Provisions"), none of the terms and provisions of this Contract shall survive the termination of this Contract, and, if the Contract is not so terminated, all of the terms and provisions of this Contract (other than the Survival Provisions) shall be merged into the Closing documents and shall not survive Closing.

13.29 Multiple Purchasers. As used in this Contract, the term "Purchaser" means all entities acquiring any interest in the Property at the Closing, including, without limitation, any assignee(s) of the original Purchaser pursuant to
Section 13.3 of this Contract. In the event that "Purchaser" has any obligations or makes any covenants, representations or warranties under this Contract, the same shall be made jointly and severally by all entities being a Purchaser hereunder. In the event that Seller receives notice from any entity being a Purchaser hereunder, the same shall be deemed to constitute notice from all entities being a Purchaser hereunder. In the event that any entity being a Purchaser hereunder takes any action, breaches any obligation or otherwise acts pursuant to the terms of this Contract, the same shall be deemed to be the action of the other entity(ies) being a Purchaser hereunder and the action of "Purchaser" under this Contract. In the event that Seller is required to give notice or take action with respect to Purchaser under this Contract, notice to any entity being a Purchaser hereunder or action with respect to any entity being a Purchaser hereunder shall be a notice or action to all entities being a Purchaser hereunder. In the event that any entity being a Purchaser hereunder desires to bring an action or arbitration against Seller, such action must be joined by all entities being a Purchaser hereunder in order to be effective. In the event that there is any agreement by Seller to pay any amount pursuant to this Contract to Purchaser under any circumstance, that amount shall be deemed maximum aggregate amount to be paid to all parties being a Purchaser hereunder and not an amount that can be paid to each party being a Purchaser hereunder. In the event that Seller is required to return the Initial Deposit, Additional Deposit or other amount to Purchaser, Seller shall return the same to any entity being a Purchaser hereunder and, upon such return, shall have no further liability to any other entity being a Purchaser hereunder for such amount. The foregoing provisions also shall apply to any documents, including, without limitation, the General Assignment and Assumption and the Assignment and Assumption of Leases and Security Deposits, executed in connection with this Contract and the transaction(s) contemplated hereby.

13.30 Cross Termination and Cross-Default Provision. Purchaser and Seller acknowledge and agree that Purchaser and Century Torrey Pines, L.P., a Nevada limited partnership ("Torrey Pines") simultaneously are entering into a sale by Torrey Pines and a purchase by Purchaser of that certain real property located in Clark County, Nevada, commonly known as Torrey Pines Village Apartments located at 1200 S. Torrey Pines, Las Vegas, Nevada 89146, pursuant to a Purchase and Sale Contract of even date herewith (the "Ancillary Contract"). The parties each agree that, notwithstanding any provisions of this Contract or the Ancillary Contract to the contrary, (a) any default prior to Closing by either Seller or Purchaser under the terms of this Contract shall also be deemed a default by Torrey Pines (if a default by Seller under this Contract) or Purchaser (if a default by Purchaser under this Contract), as applicable, under the similar provisions of the Ancillary Contract, (b) any default prior to Closing by Torrey Pines or Purchaser under the terms of the Ancillary Contract shall also be deemed a default of Seller (if a default by Torrey Pines under the Ancillary Contract) or Purchaser (if a default by Purchaser under the Ancillary Contract), as applicable, under the similar provisions of this Contract, (c) if Purchaser or Seller terminates this Contract for any reason (including, in the case of Purchaser, during the Feasibility Period or for casualty or for condemnation), then Purchaser (if a Purchaser termination under this Contract) or Torrey Pines (if a Seller termination under this Contract), as applicable, shall have been deemed to have terminated the Ancillary Contract, (d) if Purchaser or Torrey Pines terminates the Ancillary Contract for any reason
(including, in the case of Purchaser, during the feasibility period or for casualty or for condemnation), then Purchaser (if a Purchaser termination under the Ancillary Contract) or Seller (if a Torrey Pines termination under the Ancillary Contract), as applicable, shall have been deemed to terminate this Contract. Further, notwithstanding anything in this Contract or the Ancillary Contract to the contrary, Seller shall be obligated to sell the Property simultaneously with and only if Purchaser also buys the property subject to the Ancillary Contract, and Purchaser shall be obligated to buy the Property simultaneously with and only if Torrey Pines also sells the property subject to the Ancillary Contract.

ARTICLE 14..
                           LEAD-BASED PAINT DISCLOSURE

14.1 Disclosure. Seller and Purchaser hereby acknowledge delivery of the Lead Based Paint Disclosure attached as Exhibit H hereto. The provisions of this
Section 14.1 shall survive the Closing and delivery of the Deed to Purchaser.

                 [Remainder of Page Intentionally Left Blank]

      NOW, THEREFORE, the parties hereto have executed this Contract as of the date first set forth above.

                                          Seller:

                                          Century ST. CHARLESTON, L.P.,
                                          a Nevada limited partnership

                                          By:   CPF XIV/St. Charleston, Inc.,
                                                a Nevada corporation, as
                                                general partner


                                          By:   /s/ Harry Alcock
                                          Name: Harry Alcock
                                          Title:      Executive Vice President


                                          Purchaser:


                                          JACKSON SQUARE PROPERTIES, LLC,
                                          a California limited liability
                                     company


                                          By:   /s/ Curtis Gardner
                                          Name: Curtis Gardner
                                          Title:      Managing Member

                           ESCROW AGENT SIGNATURE PAGE

      The undersigned executes the Contract to which this signature page is attached for the purpose of agreeing to the provisions of Section 2.3 of the Contract, and hereby establishes June 22, 2004 as the date of opening of escrow and designates NCS-87378 as the escrow number assigned to this escrow.

                                    ESCROW AGENT:

                                    FIRST AMERICAN TITLE COMPANY


                                    By:   /s/ Audra Williams
                                    Name: Audra Williams
                                    Title:      Escrow Officer

                              BROKER SIGNATURE PAGE


The undersigned Broker hereby executes this Broker Signature Page solely to confirm the following: (a) Broker represents only the Seller in the transaction described in the Contract to which this signature page is attached, (b) Broker acknowledges that the only compensation due to Broker in connection with the Closing of the transaction described in the Contract to which this signature page is attached is as set forth in a separate agreement between Seller and Broker at the Closing, and (c) Broker represents and warrants to Seller that Broker and its affiliates has not and will not receive any compensation (cash or otherwise) from or on behalf of Purchaser or any affiliate thereof in connection with the transaction, and do not, and will not at the Closing, have any direct or indirect legal, beneficial, economic or voting interest in Purchaser (or in an assignee of Purchaser, which pursuant to Section 13.3 of the Contract, acquires the Property at the Closing) nor has Purchaser granted (as of the Effective Date or the Closing Date) the Broker or any of its affiliates any right or option to acquire any direct or indirect legal, beneficial, economic or voting interest in Purchaser.


                                          BROKER:

                                          CB RICHARD ELLIS



                                          By: /s/ Sean Cunningham
                                          Name:Sean Cunningham
                                          Title:Executive Vice President

                                                                  Exhibit 10.5.1

                                  AMENDMENT TO
                           PURCHASE AND SALE CONTRACT

      THIS AMENDMENT TO PURCHASE AND SALE CONTRACT (this "Amendment") is made and entered into as of the 6th day of July, 2004 (the "Amendment Date"), by and between CENTURY ST. CHARLESTON, L.P., a Nevada limited partnership, having an address at 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237 ("Seller"), and JACKSON SQUARE PROPERTIES, LLC, a California limited liability company, having a principal address at 500 Washington Street, Suite 700, San Francisco, California 94111 ("Purchaser") (Seller and Purchaser, together, referred to as the "Parties" and each individually as a "Party").

                                    Recitals:

      A.  Seller and  Purchaser  entered  into that  certain  Purchase  and Sale
Contract dated June 22, 2004 (the "Contract") for the Property described therein.

      B. Seller and Purchaser desire to amend the Contract on the terms set forth herein.

      NOW, THEREFORE, in consideration of the Contract, the covenants, promises, agreements, and conditions contained herein, and for other good and valuable consideration, the receipt, sufficiency, and adequacy of which are hereby acknowledged, the Parties agree as follows:

                                   Agreement:

1. Objection Deadline. The phrase "On or before the date which is 14 days after the Effective Date" in the first sentence of Section 4.3 of the Contract is hereby deleted in its entirety and replaced by the following provision: "On or prior to July 9th, 2004".

2. Ratification of Contract. By their execution of this Amendment, Seller and Purchaser hereby ratify the Contract on and subject to the same terms and conditions as originally set forth in the Contract (including, without limitation, the Effective Date originally set forth in the Contract), except as expressly modified by this Amendment.

3.  Miscellaneous.  The  following  provisions  shall apply with respect to this
Amendment:

a. Capitalized terms not defined herein shall have the same meaning as set forth in the Contract.

b. In the event of any conflict between the Contract and this Amendment, the terms and conditions of this Amendment shall control.

c. This Amendment may be executed in counterparts, each of which (or any combination of which) when signed by all of the parties shall be deemed an original, but all of which when taken together shall constitute one agreement. Executed copies hereof may be delivered by telecopier and upon receipt shall be deemed originals and binding upon the parties hereto, and actual originals shall be promptly delivered thereafter.

                            [Signature pages follow]

      NOW, THEREFORE, the Parties hereto have executed this Amendment as of the date first set forth above.



                                     Seller:

                                    Century St. CHARLESTON, L.P.,
                                    a Nevada limited partnership

                                       By:   CPF XIV/St. Charleston, Inc.,
                                             a Nevada corporation, as general
                                       partner

                                       By:     /s/ Patrick Slavin
                                       Name: Patrick Slavin
                                       Title:   Senior Vice President

                                       AND

                                       By:   Century Properties Fund XIV, a
                                       California limited partnership, as
                                       general partner

                                          By:   Fox Realty Investors, a
                                       California                 general
                                       partnership, as general
                                       partner

                                                By:   NPI Equity Investments
                                       II,                        Inc., a
                                       Florida corporation, its
                                       Managing General Partner

                                          By:     /s/ Patrick Slavin
                                          Name: Patrick Slavin
                                          Title:   Senior Vice President

                                          AND

                                          By:   Fox Capital Management
                                       Corporation, a California
                                       corporation, as general partner

                                          By:     /s/ Patrick Slavin
                                          Name: Patrick Slavin
                                          Title:   Senior Vice President



                       [Purchaser signature page follows]

                     [PURCHASER SIGNATURE PAGE TO AMENDMENT
                         TO PURCHASE AND SALE CONTRACT]



                                   Purchaser:

                                    JACKSON SQUARE PROPERTIES, LLC,
                                    a California limited liability company


                                    By:   /s/ Thomas Coates
                                    Name: Thomas Coates
                                    Title:      Managing Member

                                                                  Exhibit 10.5.2

                               SECOND AMENDMENT TO
                           PURCHASE AND SALE CONTRACT

      THIS SECOND AMENDMENT TO PURCHASE AND SALE CONTRACT (this "Amendment") is made and entered into as of the 13th day of August, 2004 (the "Amendment Date"), by and between CENTURY ST. CHARLESTON, L.P., a Nevada limited partnership, having an address at 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237 ("Seller"), and JACKSON SQUARE PROPERTIES, LLC, a California limited liability company, having a principal address at 500 Washington Street, Suite 700, San Francisco, California 94111 ("Purchaser") (Seller and Purchaser, together, referred to as the "Parties" and each individually as a "Party").

                                    Recitals:

      A. Seller and Purchaser entered into that certain Purchase and Sale Contract dated June 22, 2004, as amended by that certain Amendment to Purchase and Sale Contract dated July 6, 2004 (as amended, the "Contract") for the Property described therein.

      B. Seller and Purchaser desire to amend the Contract in order to allow Purchaser to apply to Lender to assume the Loan on the terms set forth herein.

      NOW, THEREFORE, in consideration of the Contract, the covenants, promises, agreements, and conditions contained herein, and for other good and valuable consideration, the receipt, sufficiency, and adequacy of which are hereby acknowledged, the Parties agree as follows:

                                   Agreement:

1. Defined Terms. The existing defined terms in the Contract are modified and new defined terms are inserted into the Contract as set forth in this Section 1 of this Amendment. All Section references in this Amendment are to the Contract unless otherwise indicated.

(a) The phrase "[Intentionally left blank]" in Section 1.1.6 is deleted in its entirety and replaced by the following provision: ""Assumed Encumbrances" shall have the meaning set forth in Section 4.5.1."

(b) The phrase "[Intentionally left blank]" in Section 1.1.7 is deleted in its entirety and replaced by the following provision: ""Assumed Loan Documents" shall have the meaning set forth in Section 4.5.1."

(c) The reference to "Section 4.5" in Section 1.1.16.5 is deleted and "Section 4.5.1" is inserted in lieu thereof.

(d) Section 1.1.31.5 of the Contract is deleted in its entirety and replaced by the following provision:

            "Section 1.1.31.5 "Lender Fees" shall mean all fees and expenses (including, without limitation, all servicing fees and charges, transfer fees, assumption fees, title fees, endorsement fees, prepayment penalties, charges, premiums or other fees, pay off fees, and other fees to release Seller of all liability under the Loan but not the Prepayment Penalty payable if the Loan Payoff occurs) imposed or charged by the Lender or its counsel, in connection with the Loan Assumption Application and the Loan Assumption and Release, and, as applicable, the Loan Payoff (including, without limitation, any amounts of interest charged by Lender for the period of time from the Closing Date to the permitted prepayment date if the Loan Payoff occurs on a date other than as permitted under the Note and Deed of Trust)."

(e) The phrase "[Intentionally left blank]" in Section 1.1.33 is deleted in its entirety and replaced by the following provision: ""Loan Assumption Application" shall have the meaning set forth in Section 4.5.3."

(f) The following new Section 1.1.33.5 is inserted into the Contract: "1.1.33.5 "Loan Assumption Application Submittal Deadline" shall have the meaning set forth in Section 4.5.3."

(g) The following new Section 1.1.33.6 is inserted into the Contract: "1.1.33.6 "Loan Assumption and Release" shall have the meaning set forth in Section 4.5.2."

(h) The reference to "Section 5.4.7" in Section 1.1.35 is deleted and "Section 4.5.2" is inserted in lieu thereof.

(i) The phrase "[Intentionally left blank]" in Section 1.1.55 is deleted in its entirety and replaced by the following: ""Required Loan Fund Amounts" shall have the meaning set forth in Section 4.5.6."

(j) The following new Section 1.1.61.5 is inserted into the Contract: "1.1.61.5 "Specific AIMCO Provisions" shall have the meaning set forth in Section 4.5.2."

2. Additional Modifications. The following modifications and deletions are made to the Contract:

(a) The phrase "plus the Prepayment Penalty" is deleted in its entirety from the last sentence of Section 2.2.

(b) The phrase "[Intentionally left blank]" in Section 2.2.3 is deleted in its entirety and replaced by the following provision:

            "At the Closing, subject to Purchaser's obligations under Section 4.5, Purchaser shall receive a credit against the Purchase Price in the amount of the outstanding principal balance of the Note, together with all accrued but unpaid interest (if any) thereon, as of the Closing Date (the "Loan Balance") to the extent that the Loan Assumption and Release occurs at the Closing."

(c) The phrase "[Intentionally left blank]" in Section 4.4.3 is deleted in its entirety and replaced by the following provision: "The Assumed Encumbrances."

(d) Section 4.5 is deleted in its entirety and replaced by the following provisions:

                  "4.5  Assumed Encumbrances.

                  4.5.1 Purchaser recognizes and agrees that, in connection with
            Loan, the Property presently is encumbered by a Deed of Trust dated February 2, 2000 and recorded February 7, 2000 as instrument no. 01386, Book 20000207 in the Official Records of Clark County (the "Deed of Trust") and certain other security and related documents in connection with the Loan (collectively, the "Assumed Encumbrances"). The Loan is evidenced by the Note (the Note, together with the Deed of Trust, the Assumed Encumbrances and any other documents executed by Seller in connection with the Loan, the "Assumed Loan Documents"), executed by Seller and payable to the order of the Lender. Purchaser acknowledges that Seller already has made available to Purchaser (in the same manner in which Seller is permitted to make the Materials available to Purchaser under Section 3.5.1) copies of the Assumed Loan Documents which are in Seller's possession or reasonable control (subject to Section 3.5.2).

                  4.5.2 Purchaser agrees that, at the Closing, either (a) the Note and all other amounts due and owing to the Lender under the Assumed Loan Documents will be paid in full (the "Loan Payoff"), or
            (b) both (i) Purchaser shall assume Seller's obligations under the Note and all of the other Assumed Loan Documents and accept title to the Property subject to the Deed of Trust and the Assumed Encumbrances, and (ii) the Lender shall release Seller, as well as any guarantors and other obligated parties under the Assumed Loan Documents, from all obligations under the Assumed Loan Documents (and any related guarantees or letters of credit), including, without limitation, any obligation to make payments of principal and interest under the Note (collectively, the foregoing (i) and (ii) referred to herein as the "Loan Assumption and Release"). If the Assumed Loan Documents prohibit the Loan Assumption and Release, the Loan Payoff shall occur at the Closing. Purchaser acknowledges and agrees that (x) certain of the provisions of the Assumed Loan Documents may have been negotiated for the exclusive benefit of Seller, AIMCO or their respective affiliates (the "Specific AIMCO Provisions"), and (y) unless Lender otherwise agrees in Lender's sole and arbitrary discretion, Purchaser will not be permitted to assume the benefit of the Specific AIMCO Provisions and the same shall be of no further force or effect from and after the Closing Date.

                  4.5.3 Purchaser further acknowledges that the Assumed Loan Documents require the satisfaction by Purchaser of certain requirements as set forth therein to allow for the Loan Assumption and Release. Accordingly, Purchaser represents and warrants to Seller that as of August 13th, 2004 (the "Loan Assumption Application Submittal Deadline"), Purchaser has satisfied the requirements set forth in the Assumed Loan Documents to allow for the Loan Assumption and Release, including, without limitation, submittal of a complete application to Lender for assumption of the Loan together with all documents and information required in connection therewith (the "Loan Assumption Application"). Purchaser agrees to provide Seller with a list of documents submitted by Purchaser to Lender in connection with the Loan Assumption Application no later than August 17, 2004 and shall provide evidence of its submission to Lender of the Loan Assumption Application on or before such date. Purchaser acknowledges and agrees that Purchaser is solely responsible for the preparation and submittal of the Loan Assumption Application, including the collection of all materials, documents, certificates, financials, signatures, and other items required to be submitted to Lender in connection with the Loan Assumption Application.

                  4.5.4 Purchaser shall comply with Lender's assumption guidelines in connection with the Loan Assumption and Release. Purchaser shall be responsible at its sole cost and expense for correcting and re-submitting any deficiencies noted by Lender in connection with the Loan Assumption Application no later than 2 Business Days after notification from Lender of such deficiency. Purchaser also shall provide Seller with a copy of any correspondence from Lender with respect to the Loan Assumption Application no later than 2 Business Days after receipt of such correspondence from Lender. Purchaser acknowledges that Lender's assumption guidelines may not be consistent with the provisions of the Assumed Loan Documents concerning the Loan Assumption and Release. Purchaser shall coordinate with the Lender to comply with the appropriate provisions of both the Assumed Loan Documents and Lender assumption guidelines in order to allow for the Loan Assumption and Release.

                  4.5.5 Purchaser shall pay the Lender Fees. Further, if the Loan Payoff occurs at Closing, then Purchaser shall also pay the Prepayment Penalty. The provisions of this Section 4.5.5 shall survive the termination of this Contract and the Closing.

                  4.5.6 Additionally, Purchaser shall be responsible for (a) replacing (and increasing to the extent required by Lender) all reserves, impounds and other accounts required to be maintained in connection with the Loan, and (b) funding any additional reserves, impounds or accounts required by Lender to be maintained by Purchaser in connection with the Loan after the Loan Assumption and Release (the foregoing amounts in (a) and (b) collectively referred to herein as the "Required Loan Fund Amounts"). Any existing reserves, impounds and other accounts required to be replaced by Purchaser pursuant to the foregoing sentence shall be released in Good Funds to Seller at the Closing. The provisions of this Section
            4.5.6 shall survive the Closing.

                  4.5.7 Purchaser agrees promptly to deliver to the Lender all documents and information required by the Assumed Loan Documents, and such other information or documentation as the Lender reasonably may request, including, without limitation, financial statements, income tax returns and other financial information for Purchaser and any required guarantor. Seller agrees that it will cooperate with Purchaser and Lender, at no cost or expense to Seller, in connection with Purchaser's application to Lender for approval of the Loan Assumption and Release.

                  4.5.8 No later than July 19,  2004,  Purchaser  shall  order a
            Phase I Environmental study (prepared by an environmental engineer reasonably acceptable to Seller and Lender) on an expedited basis, and covenants that such Phase I Environmental study shall be delivered to Seller and Lender no later than 10 days prior to the Closing Date in connection with and as a precondition to the Loan Assumption and Release.

                  4.5.9 If, notwithstanding the timely delivery of such materials by Purchaser and the satisfaction of the requirements of the Lender and the Assumed Loan Documents (or for any other reason), the Lender does not consent to or allow the Loan Assumption and Release on or before the Closing Date (including any extension thereof permitted by this Contract), the Loan Payoff shall occur at the Closing. To the extent that the Loan Payoff is to occur at the Closing, Seller shall have exclusive communication with Lender regarding the Loan Payoff and any associated Lender Fees to be paid by Purchaser."

(e) Section 5.3.1 is deleted in its entirety and replaced by the following provision: "5.3.1 The Purchase Price (with credit for the Deposit), plus or minus the adjustments or prorations required by this Contract, and, if applicable, the Loan Balance."

(f) Section 5.3.11 is deleted in its entirety and replaced by the following provision: "5.3.11 The Prepayment Penalty, if applicable pursuant to Section 4.5.5."

(g) Section 5.3.12 is deleted in its entirety and replaced by the following provisions:

                  "5.3.12 If Purchaser elects to cause and the Lender has agreed to permit the Loan Assumption and Release, all documents, instruments, guaranties, Lender Fees, Required Loan Fund Amounts, and other items or funds required by the Lender to cause the Loan Assumption and Release.

                  5.3.13 If the Loan Payoff is to occur, all Lender Fees, interest required to be prepaid, and any other amounts, documents or instruments required by the Lender to cause the Loan Payoff."

(h) Section 5.4.7 is deleted in its entirety and replaced by the following provision:

            "5.4.7 Existing Loan. Seller shall be responsible for all principal required to be paid under the terms of the Note prior to Closing, together with all interest accrued under the Note prior to Closing, all of which may be a credit against the Purchase Price as provided in Section 2.2.3. Purchaser shall be responsible for the payment of all principal required to be paid from and after Closing, together with all interest accruing under the Note from and after Closing. Purchaser also shall be responsible for all Lender Fees and all other fees, penalties, interest and other amounts due and owing from and after Closing under the Assumed Loan Documents (including, without limitation, as a result of the Loan Payoff, or, as applicable, the Loan Assumption and Release). As set forth in
            Section 4.5.3, any existing reserves, impounds and other accounts maintained in connection with the Loan and required to be replaced by Purchaser, shall be released in Good Funds to Seller at the Closing."

(i) The phrase "and any approvals required from Lender for the Loan Assumption and Release," is inserted in Section 6.1.1 after the phrase "subject to Section 8.2.4" in the first sentence of such Section.

(j) The phrase "[Intentionally deleted]" in Section 8.2.5 is deleted in its entirety and replaced by the following provision: "The Loan Assumption and Release shall have occurred, or, if permitted or required hereunder, the Loan Payoff shall have occurred."

3.  Miscellaneous.  The  following  provisions  shall apply with respect to this
Amendment:

(a) Capitalized terms not defined herein shall have the same meaning as set forth in the Contract.

(b) In the event of any conflict between the Contract and this Amendment, the terms and conditions of this Amendment shall control.

(c) This Amendment may be executed in counterparts, each of which (or any combination of which) when signed by all of the parties shall be deemed an original, but all of which when taken together shall constitute one agreement. Executed copies hereof may be delivered by telecopier and upon receipt shall be deemed originals and binding upon the parties hereto, and actual originals shall be promptly delivered thereafter.


                            [Signature pages follow]

      NOW, THEREFORE, the Parties hereto have executed this Amendment as of the date first set forth above.


                                     Seller:

                                    Century St. CHARLESTON, L.P.,
                                    a Nevada limited partnership

                                       By:   CPF XIV/St. Charleston, Inc.,
                                             a Nevada corporation, as general
                                       partner

                                       By:           /s/ Patrick Slavin
                                       Name: Patrick Slavin
                                       Title:   Senior Vice President

                                       AND

                                       By:   Century Properties Fund XIV, a
                                       California limited partnership, as
                                       general partner

                                          By:   Fox Realty Investors, a
                                       California                 general
                                       partnership, as general
                                       partner

                                                By:   NPI Equity Investments
                                       II,                        Inc., a
                                       Florida corporation, its
                                       Managing General Partner

                                          By:   /s/ Patrick Slavin
                                          Name: Patrick Slavin
                                          Title:   Senior Vice President

                                          AND

                                          By:   Fox Capital Management
                                       Corporation, a California
                                       corporation, as general partner

                                          By:   /s/ Patrick Slavin
                                          Name: Patrick Slavin
                                          Title:   Senior Vice President



                       [Purchaser signature page follows]

                     [PURCHASER SIGNATURE PAGE TO AMENDMENT
                         TO PURCHASE AND SALE CONTRACT]



                                   Purchaser:

                                    JACKSON SQUARE PROPERTIES, LLC,
                                    a California limited liability company


                                    By:   /s/ Thomas Coates
                                    Name: Thomas Coates
                                    Title:      Managing Member

                                                                  Exhibit 10.5.3

                               THIRD AMENDMENT TO
                           PURCHASE AND SALE CONTRACT

      THIS THIRD AMENDMENT TO PURCHASE AND SALE CONTRACT (this "Amendment") is made and entered into as of the 9th day of September, 2004 (the "Amendment Date"), by and between CENTURY ST. CHARLESTON, L.P., a Nevada limited partnership, having an address at 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237 ("Seller"), and JACKSON SQUARE PROPERTIES, LLC, a California limited liability company, having a principal address at 500
Washington Street, Suite 700, San Francisco, California 94111 ("Purchaser") (Seller and Purchaser, together, referred to as the "Parties" and each individually as a "Party").

                                    Recitals:

      A. Seller and Purchaser entered into that certain Purchase and Sale Contract dated June 22, 2004, as amended by that certain Amendment to Purchase and Sale Contract dated July 6, 2004 and that certain Second Amendment to Purchase and Sale Contract dated August 13, 2004 (as amended, the "Contract") for the Property described therein.

      B. Seller and Purchaser desire to amend the Contract on the terms set forth herein.

      NOW, THEREFORE, in consideration of the Contract, the covenants, promises, agreements, and conditions contained herein, and for other good and valuable consideration, the receipt, sufficiency, and adequacy of which are hereby acknowledged, the Parties agree as follows:

                                   Agreement:

1. Deposit.  In  consideration of the extension of the Closing Date set forth in
Section 2 of this Amendment, Purchaser agrees that the amount of the Deposit required to be paid by Purchaser is hereby increased by the amount of $125,000.00 (to a total of $531,358.00). Simultaneously with the execution of this Amendment, Purchaser shall deliver in Good Funds, the additional amount of $125,000.00 to the Escrow Agent to be held as part of the Deposit pursuant to the Contract. Purchaser further hereby confirms that the Deposit (as increased by this Section 1 of the Amendment) is non-refundable, except as otherwise expressly provided in the Contract with respect to the Deposit.

2. Closing Date. The first sentence of Section 5.1 the Contract is hereby amended and restated in its entirety as follows: "The Closing shall occur on Friday, October 29, 2004 (the "Closing Date") through an escrow with Escrow Agent, whereby the Seller, Purchaser and their attorneys need not be physically present at the Closing and may deliver documents by overnight air courier or other means." Seller and Purchaser acknowledge and agree that the second sentence and the last 4 sentences of Section 5.1 of the Contract are hereby deleted in their entirety and that Purchaser hereby waives any and all rights to extend the Closing Date.

3. Ratification of Agreement. All terms and provisions of the Agreement not specifically modified or amended by this Amendment shall remain in full force and effect, and the Agreement, as expressly modified herein, is hereby ratified, confirmed and approved in all respects by the parties hereto.

4.  Miscellaneous.  The  following  provisions  shall apply with respect to this
Amendment:

(a) Capitalized terms not defined herein shall have the same meaning as set forth in the Contract.

(b) In the event of any conflict between the Contract and this Amendment, the terms and conditions of this Amendment shall control.

(c) This Amendment may be executed in counterparts, each of which (or any combination of which) when signed by all of the parties shall be deemed an original, but all of which when taken together shall constitute one agreement. Executed copies hereof may be delivered by telecopier and upon receipt shall be deemed originals and binding upon the parties hereto, and actual originals shall be promptly delivered thereafter.


                            [Signature pages follow]

      NOW, THEREFORE, the Parties hereto have executed this Amendment as of the date first set forth above.
                                     Seller:

                                    Century St. CHARLESTON, L.P.,
                                    a Nevada limited partnership

                                       By:   CPF XIV/St. Charleston, Inc.,
                                             a Nevada corporation, as general
                                       partner

                                       By:       /s/ Brian J. Bornhorst
                                       Name: Brian J. Bornhorst
                                       Title:   Vice President

                                       AND

                                       By:   Century Properties Fund XIV, a
                                       California limited partnership, as
                                       general partner

                                          By:   Fox Realty Investors, a
                                       California general
                                       partnership, as general
                                       partner

                                        By:   NPI Equity Investments II,Inc., a
                                              Florida corporation, its
                                              Managing General Partner
                                          By:       /s/ Brian J. Bornhorst
                                          Name: Brian J. Bornhorst
                                          Title:   Vice President


                                          AND

                                          By:   Fox Capital Management
                                       Corporation, a California
                                       corporation, as general partner

                                          By:       /s/ Brian J. Bornhorst
                                          Name: Brian J. Bornhorst
                                          Title:   Vice President


                       [Purchaser signature page follows]

                 [PURCHASER SIGNATURE PAGE TO THIRD AMENDMENT
                         TO PURCHASE AND SALE CONTRACT]



                                   Purchaser:

                                    JACKSON SQUARE PROPERTIES, LLC,
                                    a California limited liability company


                                    By:   /s/ Curtis Gardner
                                    Name: Curtis Gardner
                                    Title:      Managing Member

                                                                    Exhibit 10.6

                           PURCHASE AND SALE CONTRACT



                                     BETWEEN




                           CENTURY TORREY PINES, L.P.

                          a Nevada limited partnership



                                    AS SELLER




                                       AND



                         JACKSON SQUARE PROPERTIES, LLC

                     a California limited liability company



                                  AS PURCHASER




                         TORREY PINES VILLAGE APARTMENTS

                                Table of Contents
                                   (continued)
                                                                            Page




                                Table of Contents

                                                                            Page




ARTICLE 1      DEFINED TERMS.................................................1

ARTICLE 2      PURCHASE AND SALE, PURCHASE PRICE & DEPOSIT...................6

      2.1   Purchase and Sale................................................6

      2.2   Purchase Price and Deposit.......................................6

      2.3   Escrow Provisions Regarding Deposit..............................7

ARTICLE 3      FEASIBILITY PERIOD............................................8

      3.1   Feasibility Period...............................................8

      3.2   Expiration of Feasibility Period.................................9

      3.3   Conduct of Investigation.........................................9

      3.4   Purchaser Indemnification........................................9

      3.5   Property Materials..............................................10

      3.6   Property Contracts..............................................11

ARTICLE 4      TITLE........................................................11

      4.1   Title Documents.................................................11

      4.2   Survey..........................................................12

      4.3   Objection and Response Process..................................12

      4.4   Permitted Exceptions............................................12

      4.5   Existing Deed of Trust..........................................13

      4.6   Purchaser Financing.............................................13

ARTICLE 5      CLOSING......................................................13

      5.1   Closing Date....................................................13

      5.2   Seller Closing Deliveries.......................................14

      5.3   Purchaser Closing Deliveries....................................15

      5.4   Closing Prorations and Adjustments..............................16

      5.5   Post Closing Adjustments........................................19

ARTICLE 6      REPRESENTATIONS AND WARRANTIES OF SELLER AND PURCHASER.......19

      6.1   Seller's Representations........................................19

      6.2   AS-IS...........................................................20

      6.3   Survival of Seller's Representations............................21

      6.4   Definition of Seller's Knowledge................................21

      6.5   Representations And Warranties Of Purchaser.....................21

ARTICLE 7      OPERATION OF THE PROPERTY....................................22

      7.1   Leases and Property Contracts...................................22

      7.2   General Operation of Property...................................23

      7.3   Liens...........................................................23

ARTICLE 8      CONDITIONS PRECEDENT TO CLOSING..............................23

      8.1   Purchaser's Conditions to Closing...............................23

      8.2   Seller's Conditions to Closing..................................24

ARTICLE 9      BROKERAGE....................................................24

      9.1   Indemnity.......................................................24

      9.2   Broker Commission...............................................25

      9.3   Broker Signature Page...........................................25

ARTICLE 10     DEFAULTS AND REMEDIES........................................25

      10.1  Purchaser Default...............................................25

      10.2  Seller Default..................................................26

ARTICLE 11     RISK OF LOSS OR CASUALTY.....................................26

      11.1  Major Damage....................................................26

      11.2  Minor Damage....................................................27

      11.3  Repairs.........................................................27

ARTICLE 12     EMINENT DOMAIN...............................................27

      12.1  Eminent Domain..................................................27

ARTICLE 13     MISCELLANEOUS................................................28

      13.1  Binding Effect of Contract......................................28

      13.2  Exhibits And Schedules..........................................28

      13.3  Assignability...................................................28

      13.4  Binding Effect..................................................28

      13.5  Captions........................................................28

      13.6  Number And Gender Of Words......................................28

      13.7  Notices.........................................................28

      13.8  Governing Law And Venue.........................................30

      13.9  Entire Agreement................................................30

      13.10 Amendments......................................................30

      13.11 Severability....................................................30

      13.12 Multiple Counterparts/Facsimile Signatures......................31

      13.13 Construction....................................................31

      13.14 Confidentiality.................................................31

      13.15 Time Of The Essence.............................................31

      13.16 Waiver..........................................................31

      13.17 Attorneys Fees..................................................31

      13.18 Time Periods....................................................31

      13.19 1031 Exchange...................................................31

      13.20 No Personal Liability of Officers, Trustees or Directors of
            Seller's Partners...............................................32

      13.21 No Exclusive Negotiations.......................................32

      13.22 ADA Disclosure..................................................33

      13.23 No Recording....................................................33

      13.24 Relationship of Parties.........................................33

      13.25 Dispute Resolution..............................................33

      13.26 AIMCO Marks.....................................................34

      13.27 Non-Solicitation of Employees...................................34

      13.28 Survival........................................................34

      13.29 Multiple Purchasers.............................................34

      13.30 Cross Termination and Cross-Default Provision...................35

ARTICLE 14     LEAD-BASED PAINT DISCLOSURE..................................35

      14.1  Disclosure......................................................35

                           PURCHASE AND SALE CONTRACT

      THIS PURCHASE AND SALE CONTRACT (this "Contract") is entered into as of the 22nd day of June, 2004 (the "Effective Date") by and between CENTURY TORREY PINES, L.P., a Nevada limited partnership, having an address at 4582 South
Ulster Street Parkway, Suite 1100, Denver, Colorado 80237 ("Seller"), and JACKSON SQUARE PROPERTIES, LLC, a California limited liability company, having a principal address at 500 Washington Street, Suite 700, San Francisco, California 94111 ("Purchaser").

      NOW, THEREFORE, in consideration of mutual covenants set forth herein, Seller and Purchaser hereby agree as follows:

                                    RECITALS

      A.....Seller owns the real estate located in the County of Clark,  Nevada, as more particularly described in Exhibit A attached hereto and made a part hereof, and the improvements thereon, commonly known as Torrey Pines Village Apartments, located at 1200 S. Torrey Pines, Las Vegas, Nevada 89146.

      B.....Purchaser  desires to  purchase,  and Seller  desires to sell,  such land, improvements and certain associated property, on the terms and conditions set forth below.

ARTICLE 1...
                                  DEFINED TERMS

1.1  Unless  otherwise  defined  herein,   any  term  with  its  initial  letter
capitalized in this Contract shall have the meaning set forth in this ARTICLE 1.

1.1.1 "ADA" shall have the meaning set forth in Section 13.22.

1.1.2 "Additional Deposit" shall have the meaning set forth in Section 2.2.2.

1.1.3 "AIMCO" means Apartment Investment and Management Company.

1.1.4 "AIMCO Marks" means all words, phrases, slogans, materials, software, proprietary systems, trade secrets, proprietary information and lists, and other intellectual property owned or used by Seller, the Property Manager, or AIMCO in the marketing, operation or use of the Property (or in the marketing, operation or use of any other properties managed by the Property Manager or owned by AIMCO or an affiliate of either Property Manager or AIMCO).

1.1.5 "Ancillary Contract" shall have the meaning set forth in Section 13.30.

1.1.6 [Intentionally left blank].

1.1.7 [Intentionally left blank].

1.1.8 "Broker" shall have the meaning set forth in Section 9.1.

1.1.9 "Business Day" means any day other than a Saturday or Sunday or Federal holiday or legal holiday in the States of California, Colorado or Texas or State of Nevada.

      ......1.1.9.5  "Charleston"  shall have the  meaning  set forth in Section
13.30.

1.1.10......"Closing"  means  the  consummation  of the  purchase  and  sale and related transactions contemplated by this Contract in accordance with the terms and conditions of this Contract.

1.1.11......"Closing  Date"  means  the date on which  date the  Closing  of the conveyance of the Property is required to be held pursuant to Section 5.1.

1.1.12......"Code" shall have the meaning set forth in Section 2.3.6.

1.1.13......[intentionally left blank]

1.1.14......"Consultants" shall have the meaning set forth in Section 3.1.

1.1.15......"Damage Notice" shall have the meaning set forth in Section 11.1.

1.1.16......"Deed" shall have the meaning set forth in Section 5.2.1.

            1.1.16.5  "Deed of  Trust"  shall  have the  meaning  set forth in
Section 4.5.

1.1.17......"Deposit"  means, to the extent actually deposited by Purchaser with
Escrow Agent, the Initial Deposit and the Additional Deposit.

1.1.18......"Escrow Agent" shall have the meaning set forth in Section 2.2.1.

1.1.19......"Excluded  Permits" means those Permits which, under applicable law, are nontransferable and such other Permits, if any, as may be designated as Excluded Permits on Schedule 1.1.19.

1.1.20......[intentionally left blank].

1.1.21......"Feasibility  Period" shall have the meaning set forth in Section
3.1.

      1.1.21.5  "FHA" shall have the meaning set forth in Section 13.22.

1.1.22......"Final  Response  Deadline"  shall have the  meaning  set forth in
Section 4.3.

1.1.23......"Fixtures  and  Tangible  Personal  Property"  means  all  fixtures, furniture, furnishings, fittings, equipment, machinery, apparatus, appliances and other articles of tangible personal property located on the Land or in the Improvements as of the Effective Date and used or usable in connection with the occupation or operation of all or any part of the Property, but only to the extent transferable. The term "Fixtures and Tangible Personal Property" does not include (a) equipment leased by Seller and the interest of Seller in any equipment provided to the Property for use, but not owned or leased by Seller (including, without limitation, any furniture and office equipment at the Property which is owned by the AIMCO Phoenix ROC), or (b) property owned or leased by any Tenant or guest, employee or other person furnishing goods or services to the Property, or (c) property and equipment owned by Seller, which in the ordinary course of business of the Property is not used exclusively for the business, operation or management of the Property, or (d) the property and equipment, if any, expressly identified in Schedule 1.1.23.

1.1.24......"General  Assignment"  shall have the  meaning  set forth in Section
5.2.3.

1.1.25......"Good Funds" shall have the meaning set forth in Section 2.2.1.

1.1.26......"Improvements"  means all  buildings and  improvements  located on the Land taken "as is."

1.1.27......"Initial  Deposit"  shall have the  meaning  set forth in Section
2.2.1.

1.1.28......"Land"  means all of those  certain  tracts of land  located  in the
State of Nevada described on Exhibit A, and all rights, privileges and appurtenances pertaining thereto.

1.1.29......"Lease(s)"  means  the  interest  of  Seller  in and to all  leases, subleases and other occupancy contracts, whether or not of record, which provide for the use or occupancy of space or facilities on or relating to the Property and which are in force as of the Closing Date for the applicable Property.

1.1.30......""Leases  Assignment"  shall have the  meaning  set forth in Section
5.2.4.

1.1.31......"Lender"  means  Federal  Home  Loan  Mortgage  Corporation  whose servicer is, GMAC Commercial Mortgage Corporation.

            1.1.31.5 "Lender Fees" shall mean all fees and expenses, except the Prepayment Penalty, imposed or charged by Lender or its counsel in connection with the Loan Payoff, and, to the extent that the Loan Payoff occurs on a date other than as permitted under the Note and Deed of Trust, any amounts of interest charged by Lender for the period from the Closing Date to the permitted prepayment date, the amount of the Lender's Fees to be determined as of the Closing Date.

            1.1.31.5.5 "Liability Cap" has the meaning set forth in Section 6.3.

1.1.32......"Loan"  means the  indebtedness  owing to Lender  evidenced by the
Note.

1.1.33......[Intentionally left blank].

1.1.34......"Loan Balance" shall have the meaning set forth in Section 2.2.3.

1.1.35......"Loan Payoff" shall have the meaning set forth in Section 5.4.7.

1.1.36......"Losses" shall have the meaning set forth in Section 3.4.1.

1.1.37......"Materials" shall have the meaning set forth in Section 3.5.

1.1.38......"Miscellaneous  Property Assets" means all contract rights,  leases, concessions, warranties, plans, drawings and other items of intangible personal property relating to the ownership or operation of the Property and owned by Seller, excluding, however, (a) receivables, (b) Property Contracts, (c) Leases,
(d) Permits, (e) cash or other funds, whether in petty cash or house "banks," or on deposit in bank accounts or in transit for deposit, (f) refunds, rebates or other claims, or any interest thereon, for periods or events occurring prior to the Closing Date, (g) utility and similar deposits, (h) insurance or other prepaid items, (i) Seller's proprietary books and records, or (j) any right, title or interest in or to the AIMCO Marks. The term "Miscellaneous Property Assets" also shall include all of Seller's rights, if any, in and to the name "Torrey Pines Village" as it relates solely to use in connection with the Property (and not with respect to any other property owned or managed by Seller, Property Manager, AIMCO, or their respective affiliates).

1.1.39......"Note" means that certain Multifamily Note in the original principal amount of $4,825,000.00, dated February 2, 2000, executed by Seller and payable to the order of Federal Home Loan Mortgage Corporation.

1.1.40......"Objection  Deadline"  shall have the  meaning  set forth in Section
4.3.

1.1.41......"Objection Notice" shall have the meaning set forth in Section 4.3.

1.1.42......"Objections" shall have the meaning set forth in Section 4.3.

1.1.43......"Permits" means all licenses and permits granted by any governmental authority having jurisdiction over the Property owned by Seller and required in order to own and operate the Property.
1.1.44......"Permitted  Exceptions"  shall have the meaning set forth in Section
4.4.

      ......1.1.44.5  "Prepayment  Penalty" shall mean all prepayment  penalties and  pay-off  fees  imposed  or charged  by Lender in  connection  with the Loan
Payoff.

1.1.45......"Property"  means (a) the Land and  Improvements  and all  rights of
Seller, if any, in and to all of the easements, rights, privileges, and appurtenances belonging or in any way appertaining to the Land and Improvements,
(b) the right, if any and only to the extent transferable, of Seller in the Property Contracts, Leases, Permits (other than Excluded Permits), and the Fixtures and Tangible Personal Property, and (c) the Miscellaneous Property Assets owned by Seller which are located on the Property and used in its operation.

1.1.46......"Property  Contracts"  means all  contracts,  agreements,  equipment leases, purchase orders, maintenance, service, or utility contracts and similar contracts, excluding Leases, which relate to the ownership, maintenance, construction or repair and/or operation of the Property, but only to the extent the assignment of such contract to Purchaser is permitted pursuant to the express terms of such contract and not including (a) any national contracts entered into by Seller, Property Manager, or AIMCO with respect to the Property
(i) which terminate  automatically  upon transfer of the Property by Seller,  or
(ii) which Seller, in Seller's sole discretion, elects to terminate with respect to the Property effective as of the Closing Date, or (b) any property management contract for the Property. Property Contracts shall not include forward or similar long-term contracts to purchase electricity, natural gas, or other utilities which contracts shall be "Utility Contracts" governed by the provisions of Section 5.4.11.

1.1.47......"Property  Contracts  Notice"  shall have the  meaning  set forth in
Section 3.6.

1.1.48......"Property  Manager"  means  the  current  property  manager  of  the
Property.

1.1.49......"Proration  Schedule"  shall have the  meaning  set forth in Section
5.4.1.

1.1.50......"Purchase  Price" means the consideration to be paid by Purchaser to
Seller for the purchase of the Property pursuant to Section 2.2.

1.1.51......[intentionally left blank]

1.1.52......[intentionally left blank]

1.1.53......"Regional  Property  Manager"  shall have the meaning set forth in
Section 6.4.

1.1.54......[intentionally left blank]

1.1.55......[intentionally left blank]

1.1.56......[Intentionally left blank]

1.1.57......"Response  Deadline"  shall have the meaning set forth in Section
4.3.

1.1.58......"Response Notice" shall have the meaning set forth in Section 4.3.

      1.1.55.5  "Section  1031  Exchange"  shall have the  meaning  set forth in
Section 13.19.

1.1.59......"Seller's  Indemnified  Parties"  shall have the meaning set forth in Section 3.4.1.

1.1.60......"Seller's Property-Related Files and Records" shall have the meaning set forth in Section 5.4.12.

1.1.61......"Seller's  Representations"  shall have the  meaning  set forth in
Section 6.1.

1.1.62......"Survey" shall have the meaning ascribed thereto in Section 4.2.

1.1.63......"Survival Period" shall have the meaning set forth in Section 6.3.

1.1.64......"Survival  Provisions" shall have the meaning set forth in Section
13.28.

1.1.65......"Tenant"  means any person or entity  entitled to occupy any portion of the Property under a Lease.

1.1.66......"Tenant  Deposits"  means all security  deposits,  prepaid  rentals, cleaning fees and other refundable deposits and fees collected from Tenants, plus any interest accrued thereon, paid by Tenants to Seller pursuant to the Leases. Tenant Deposits shall not include any non-refundable deposits or fees paid by Tenants to Seller, either pursuant to the Leases or otherwise.

1.1.67......"Tenant  Security  Deposit Balance" shall have the meaning set forth in Section 5.4.6.2.

1.1.68......"Terminated  Contracts"  shall  have  the  meaning  set  forth  in
Section 3.6.

1.1.69......[intentionally left blank]

1.1.70......"Third-Party   Reports"   means  any   reports,   studies  or  other
information prepared or compiled for Purchaser by any Consultant or other third-party in connection with Purchaser's investigation of the Property.

1.1.71......"Title  Commitment"  shall  have the  meaning  ascribed  thereto  in
Section 4.1.

1.1.72......"Title Documents" shall have the meaning set forth in Section 4.1.

1.1.73......"Title Insurer" shall have the meaning set forth in Section 2.2.1.

1.1.74......"Title Policy" shall have the meaning set forth in Section  4.1.

1.1.75......"Uncollected  Rents"  shall have the meaning set forth in Section
5.4.6.1.

1.1.76......"Utility  Contract " shall have the  meaning set forth in Section
5.4.11.

1.1.77......"Vendor Terminations" shall have the meaning set forth in Section
5.2.5.

ARTICLE 2...
                 PURCHASE AND SALE, PURCHASE PRICE & DEPOSIT

2.1 Purchase and Sale. Seller agrees to sell and convey the Property to Purchaser and Purchaser agrees to purchase the Property from Seller, all in accordance with the terms and conditions set forth in this Contract.

2.2 Purchase Price and Deposit. The total purchase price ("Purchase Price") for the Property shall be an amount equal to $8,915,000.00, plus the Prepayment Penalty but less the Lender Fees, which amount shall be paid by Purchaser, as follows:


2.2.1 On the Effective Date, Purchaser shall deliver to First American Title Company, 550 S. Hope Street, Suite 1950, Los Angeles, CA 90071, Attention: Robin
E. Webb, Telephone: 213-271-1705 ("Escrow Agent" or "Title Insurer") an initial deposit (the "Initial Deposit") of $87,367.00 by wire transfer of immediately available funds ("Good Funds"). The Initial Deposit shall be held and disbursed in accordance with the escrow provisions set forth in Section 2.3.

2.2.2 On the day that the Feasibility Period expires, Purchaser shall deliver to Escrow Agent an additional deposit (the "Additional Deposit") of $87,367.00 by wire by transfer of Good Funds. The Additional Deposit shall be held and disbursed in accordance with the escrow provisions set forth in Section 2.3.

2.2.3 [Intentionally left blank].

2.2.4 The balance of the Purchase Price for the Property shall be paid to and received by Escrow Agent by wire transfer of Good Funds no later than 11:00 a.m. (in the time zone in which Escrow Agent is located) on the Closing Date (or such earlier time as required by Seller's lender but no more than 1 Business Day prior to the Closing Date).

2.3   Escrow Provisions Regarding Deposit.

2.3.1 Escrow Agent shall hold the Deposit and make delivery of the Deposit to the party entitled thereto under the terms of this Contract. Escrow Agent shall invest the Deposit in such short-term, high-grade securities, interest-bearing bank accounts, money market funds or accounts, bank certificates of deposit or bank repurchase contracts as Escrow Agent, in its discretion, deems suitable, and all interest and income thereon shall become part of the Deposit and shall be remitted to the party entitled to the Deposit pursuant to this Contract.

2.3.2 Escrow Agent shall hold the Deposit until the earlier occurrence of (i) the Closing Date, at which time the Deposit shall be applied against the Purchase Price, or (ii) the date on which Escrow Agent shall be authorized to disburse the Deposit as set forth in Section 2.3.3. The tax identification numbers of the parties shall be furnished to Escrow Agent upon request.

2.3.3 If the Deposit has not been released earlier in accordance with Section 2.3.2, and either party makes a written demand upon Escrow Agent for payment of the Deposit, Escrow Agent shall give written notice to the other party of such demand. If Escrow Agent does not receive a written objection from the other party to the proposed payment within 5 Business Days after the giving of such notice, Escrow Agent is hereby authorized to make such payment (subject to Purchaser's obligation under Section 3.5.2 to return all Third-Party Reports and information and Materials provided to Purchaser as a pre-condition to the return of the Deposit to Purchaser). If Escrow Agent does receive such written objection within such 5-Business Day period, Escrow Agent shall continue to hold such amount until otherwise directed by written instructions from the parties to this Contract or a final judgment or arbitrator's decision. However, Escrow Agent shall have the right at any time to deposit the Deposit and interest thereon, if any, with a court of competent jurisdiction in the state in which the Property is located. Escrow Agent shall give written notice of such deposit to Seller and Purchaser. Upon such deposit, Escrow Agent shall be relieved and discharged of all further obligations and responsibilities hereunder.

2.3.4 The parties acknowledge that Escrow Agent is acting solely as a stakeholder at their request and for their convenience, that Escrow Agent shall not be deemed to be the agent of either of the parties for any act or omission on its part unless taken or suffered in bad faith in willful disregard of this Contract or involving gross negligence. Seller and Purchaser jointly and severally shall indemnify and hold Escrow Agent harmless from and against all costs, claims and expenses, including reasonable attorney's fees, incurred in connection with the performance of Escrow Agent's duties hereunder, except with respect to actions or omissions taken or suffered by Escrow Agent in bad faith, in willful disregard of this Contract or involving gross negligence on the part of the Escrow Agent.

2.3.5 The parties shall deliver to Escrow Agent an executed copy of this Contract, which shall constitute instructions to Escrow Agent to act in accordance with the provisions hereof. Escrow Agent shall execute the signature page for Escrow Agent attached hereto with respect to the provisions of this
Section 2.3; provided, however, that (a) Escrow Agent's signature hereon shall not be a prerequisite to the binding nature of this Contract on Purchaser and Seller, and the same shall become fully effective upon execution by Purchaser and Seller, and (b) the signature of Escrow Agent will not be necessary to amend any provision of this Contract other than this Section 2.3.

2.3.6 Escrow Agent, as the person responsible for closing the transaction within the meaning of Section 6045(e)(2)(A) of the Internal Revenue Code of 1986, as amended (the "Code"), shall file all necessary information, reports, returns, and statements regarding the transaction required by the Code including, but not limited to, the tax reports required pursuant to Section 6045 of the Code. Further, Escrow Agent agrees to indemnify and hold Purchaser, Seller, and their respective attorneys and brokers harmless from and against any Losses resulting from Escrow Agent's failure to file the reports Escrow Agent is required to file pursuant to this section.

2.3.7 The provisions of this Section 2.3 shall survive the termination of this Contract, and if not so terminated, the Closing and delivery of the Deed to Purchaser.

ARTICLE 3...
                               FEASIBILITY PERIOD

3.1 Feasibility Period. Subject to the terms of Section 3.3 and 3.4 and the right of Tenants under the Leases, from the Effective Date to and including the date which is 21 days after the Effective Date (the "Feasibility Period"), and thereafter to and including the Closing Date (provided that this Contract is then in full force and effect), Purchaser, and its agents, contractors, engineers, surveyors, attorneys, and employees (collectively, "Consultants") shall have the right from time to time to enter onto the Property:

3.1.1 To conduct and make any and all customary studies, tests, examinations, inquiries, and inspections, or investigations (collectively, the "Inspections") of or concerning the Property (including, without limitation, engineering and feasibility studies, evaluation of drainage and flood plain, soil tests for bearing capacity and percolation and surveys, including topographical surveys);

3.1.2 To confirm any and all matters which Purchaser may reasonably desire to confirm with respect to the Property;

3.1.3 To  ascertain   and  confirm  the   suitability   of  the  property  for
Purchaser's intended use of the Property; and

3.1.4 To review the Materials at Purchaser's sole cost and expense.

3.2 Expiration of Feasibility Period. If the results of any of the matters referred to in Section 3.1 appear unsatisfactory to Purchaser for any reason or if Purchaser elects not to proceed with the transaction contemplated by this Contract for any other reason, or for no reason whatsoever, in Purchaser's sole and absolute discretion, then Purchaser shall have the right to terminate this Contract by giving written notice to that effect to Seller and Escrow Agent on or before 5:00 p.m. (California time) on the date of expiration of the Feasibility Period. If Purchaser exercises such right to terminate, this Contract shall terminate and be of no further force and effect subject to and except for Purchaser's liability pursuant to Section 3.3 and any other provision of this Contract which survives such termination, and Escrow Agent shall forthwith return the Initial Deposit to Purchaser (subject to Purchaser's obligation under Section 3.5.2 to return all Third-Party Reports and information and Materials provided to Purchaser as a pre-condition to the return of the Initial Deposit). If Purchaser fails to provide Seller with written notice of termination prior to the expiration of the Feasibility Period in strict accordance with the notice provisions of this Contract, Purchaser's right to terminate under this Section 3.2 shall be permanently waived and this Contract shall remain in full force and effect, the Deposit (including both the Initial Deposit and, when delivered in accordance with Section 2.2.2, the Additional Deposit) shall be non-refundable, and Purchaser's obligation to purchase the Property shall be non-contingent and unconditional except only for satisfaction of the conditions expressly stated in Section 8.1.

3.3 Conduct of Investigation. Purchaser shall not permit any mechanic's or materialmen's liens or any other liens to attach to the Property by reason of the performance of any work or the purchase of any materials by Purchaser or any other party in connection with any Inspections conducted by or for Purchaser. Purchaser shall give notice to Seller a reasonable time prior to entry onto the Property and shall permit Seller to have a representative present during all Inspections conducted at the Property. All information made available by Seller to Purchaser in accordance with this Contract or obtained by Purchaser in the course of its Inspections shall be treated as confidential information by Purchaser, and, prior to the purchase of the Property by Purchaser, Purchaser shall use its best efforts to prevent its Consultants from divulging such information to any unrelated third parties except as reasonably necessary to third parties engaged by Purchaser for the limited purpose of analyzing and investigating such information for the purpose of consummating the transaction contemplated by this Contract. The provisions of this Section 3.3 shall survive the termination of this Contract, and if not so terminated shall survive (except for the confidentiality provisions of this Section 3.3) the Closing and delivery of the Deed to Purchaser.

3.4   Purchaser Indemnification.

3.4.1 Purchaser shall indemnify, hold harmless and, if requested by Seller (in Seller's sole discretion), defend (with counsel approved by Seller) Seller, together with Seller's affiliates, parent and subsidiary entities, successors, assigns, partners, managers, members, employees, officers, directors, trustees, shareholders, counsel, representatives, agents, Property Manager, Regional Property Manager, and AIMCO (collectively, including Seller, "Seller's Indemnified Parties"), from and against any and all damages, mechanics' liens, liabilities, losses, demands, actions, causes of action, claims, costs and expenses (including reasonable attorneys' fees, including the cost of in-house counsel and appeals) (collectively, "Losses") arising from or related to Purchaser's or its Consultant's entry onto the Property, and any Inspections or other matters performed by Purchaser with respect to the Property during the Feasibility Period or otherwise (but excluding any liability arising out of the discovery of any hazardous materials or other substances as long as Purchaser immediately stops all work upon discovery of such substances and immediately notifies Seller).

3.4.2 Notwithstanding anything in this Contract to the contrary, Seller shall have the right, without limitation, to disapprove any and all entries, surveys, tests (including, without limitation, a Phase II environmental study of the Property), investigations and other matters that in Seller's reasonable judgment could result in any injury to the Property or breach of any contract, or expose Seller to any Losses or violation of applicable law, or otherwise adversely affect the Property or Seller's interest therein; provided, however, if Seller disapproves any such investigation, Seller shall reimburse Purchaser for Purchaser's reasonable, documented out-of-pocket expenses incurred up to the time of such disapproval (but not to exceed $5,384.00). Purchaser shall use best efforts to minimize disruption to Tenants in connection with Purchaser's or its Consultants' activities pursuant to this Section. No consent by the Seller to any such activity shall be deemed to constitute a waiver by Seller or assumption of liability or risk by Seller. Purchaser hereby agrees to restore, at Purchaser's sole cost and expense, the Property to the same condition existing immediately prior to Purchaser's exercise of its rights pursuant to this Article
3. Purchaser  shall  maintain and cause its third party  consultants to maintain
(a) casualty insurance and comprehensive public liability insurance with coverages of not less than $1,000,000.00 for injury or death to any one person and $3,000,000.00 for injury or death to more than one person and $500,000.00 with respect to property damage, by water or otherwise, and (b) worker's compensation insurance for all of their respective employees in accordance with the law of the commonwealth or state in which the Property is located. As a condition precedent to Purchaser's entry onto the Property, Purchaser shall deliver proof of the insurance coverage required pursuant to this Section 3.4.2 to Seller (in the form of a certificate of insurance) prior to Purchaser's or Purchaser's Consultants' entry onto the Property. The provisions of this Section
3.4 shall survive the termination of this Contract, and if not so terminated, the Closing and delivery of the Deed to Purchaser.

3.5   Property Materials.

3.5.1 Within 5 Business Days after the Effective Date, and to the extent the same exist and are in Seller's possession or reasonable control (subject to Section 3.5.2), Seller agrees to deliver to Purchaser the documents set forth on
Schedule 3.5 (the "Materials"). In the alternative, at Seller's option and within the foregoing 5-day period, Seller may make the same available to Purchaser on a secure web site (Purchaser agrees that any item to be delivered by Seller under this Contract shall be deemed delivered to the extent available to Purchaser on such secured web site). To the extent that Purchaser determines that any of the Materials have not been made available or delivered to Purchaser pursuant to this Section 3.5.1, Purchaser shall notify Seller and Seller shall use commercially reasonable efforts to deliver the same to Purchaser within 5 Business Days after such notification is received by Seller; provided, however, that under no circumstances will the Feasibility Period be extended and Purchaser's sole remedy will be to terminate this Contract pursuant to Section 3.2.

3.5.2 In providing such information and Materials to Purchaser, other than Seller's Representations, Seller makes no representation or warranty, express, written, oral, statutory, or implied, and all such representations and warranties are hereby expressly excluded and disclaimed. Any information and Materials provided by Seller to Purchaser under the terms of this Contract is for informational purposes only and, together with all Third-Party Reports, shall be returned by Purchaser to Seller as a condition to return of the Deposit to Purchaser (if Purchaser is otherwise entitled to such Deposit pursuant to the terms of this Contract) if this Contract is terminated for any reason. Purchaser shall not in any way be entitled to rely upon the accuracy of such information and Materials. Purchaser recognizes and agrees that the Materials and other documents and information delivered or made available by Seller pursuant to this Contract may not be complete or constitute all of such documents which are in Seller's possession or control, but are those that are readily available to Seller after reasonable inquiry to ascertain their availability. Purchaser understands that, although Seller will use commercially reasonable efforts to locate and make available the Materials and other documents required to be delivered or made available by Seller pursuant to this Contract, Purchaser will not rely on such Materials or other documents as being a complete and accurate source of information with respect to the Property, and will instead in all instances rely exclusively on its own Inspections and Consultants with respect to all matters which it deems relevant to its decision to acquire, own and operate the Property.

3.5.3 The provisions of this Section 3.5 shall survive the Closing and delivery of the Deed to Purchaser.

3.6 Property Contracts. On or before the expiration of the Feasibility Period, Purchaser may deliver written notice to Seller (the "Property Contracts Notice") specifying any Property Contracts with respect to which Purchaser desires to have Seller deliver notices of termination at the Closing (the "Terminated Contracts"); provided that (a) the effective date of such termination after Closing shall be subject to the express terms of such Terminated Contracts, (b) if any such Property Contract cannot by its terms be terminated, it shall be assumed by Purchaser and not be a Terminated Contract, and (c) to the extent that any such Terminated Contract requires payment of a penalty or premium for cancellation, Purchaser shall be solely responsible for the payment of any such cancellation fees or penalties. If Purchaser fails to deliver the Property Contracts Notice on or before the expiration of the Feasibility Period, there shall be no Terminated Contracts and Purchaser shall assume all Property Contracts at the Closing.

ARTICLE 4...
                                      TITLE

4.1 Title Documents. Within 5 Business Days after the Effective Date, Seller shall cause to be delivered to Purchaser a standard form commitment for title insurance ("Title Commitment") for the Property in an amount equal to the Purchase Price from Title Insurer for a standard coverage policy of insurance (the "Title Policy") on the most recent standard American Land Title Association form, together with copies of all instruments identified as exceptions therein (together with the Title Commitment, referred to herein as the "Title Documents"). Seller shall be responsible only for payment of the CLTA portion of the basic premium for the Title Policy, but only to the extent of such premium due with respect to the first $8,736,700.00 of the amount insured and Purchaser shall be responsible for the amount of such premium attributable to the amount of coverage in excess thereof. Purchaser shall be solely responsible for the ALTA portion of the basic premium for the Title Policy, payment of all other costs relating to procurement of the Title Commitment, the Title Policy, and any requested endorsements.

4.2 Survey. Purchaser shall be solely responsible for ordering and obtaining a survey of the Property (the "Survey") and shall provide a copy of the Survey to Seller promptly upon Purchaser's receipt of the same. Purchaser shall be solely responsible for the cost and expense of the preparation of the Survey, and any updates thereto, pursuant to the terms of this Section 4.2. Further, Purchaser shall be solely responsible for the adequacy of the Survey for all purposes, including, without limitation, for deletion of exceptions from the Title Commitment and the Title Policy.

4.3 Objection and Response Process. On or before the date which is 14 days after the Effective Date (the "Objection Deadline"), Purchaser shall give written notice (the "Objection Notice") to the attorneys for Seller of any matter set forth in the Title Documents or the Survey to which Purchaser objects (the "Objections"). If Purchaser fails to tender an Objection Notice on or before the Objection Deadline, Purchaser shall be deemed to have approved and irrevocably waived any objections to any matters covered by the Title Documents and the Survey. On or before the date which is 20 days after the Effective Date (the "Response Deadline"), Seller may, in Seller's sole discretion, give Purchaser notice (the "Response Notice") of those Objections which Seller is willing to cure, if any. Seller shall be entitled to reasonable adjournments of the Closing Date to cure the Objections. If Seller fails to deliver a Response Notice by the Response Deadline, Seller shall be deemed to have elected not to cure or otherwise resolve any matter set forth in the Objection Notice. If Purchaser is dissatisfied with the Response Notice, or, if Seller fails to deliver a Response Notice, Purchaser may, as its exclusive remedy, elect by written notice given to Seller on or before the expiration of the Feasibility Period (the "Final Response Deadline") either (a) to accept the Title Documents and Survey with resolution, if any, of the Objections as set forth in the Response Notice (or if no Response Notice is tendered, without any resolution of the Objections) and without any reduction or abatement of the Purchase Price, or (b) to terminate this Contract, in which event the Initial Deposit shall be returned to Purchaser (subject to Purchaser's obligation under Section 3.5.2 to return all Third-Party Reports and information and Materials provided to Purchaser as a pre-condition to the return of the Initial Deposit). If Purchaser fails to give notice to terminate this Contract on or before the Final Response Deadline, Purchaser shall be deemed to have elected to approve and irrevocably waived any objections to any matters covered by the Title Documents or the Survey, subject only to resolution, if any, of the Objections as set forth in the Response Notice (or if no Response Notice is tendered, without any resolution of the Objections).

4.4 Permitted Exceptions. The Deed delivered pursuant to this Contract shall be subject to the following, all of which shall be deemed "Permitted Exceptions":

4.4.1 All matters shown in the Title Documents and the Survey, other than (a) those Objections, if any, which Seller has agreed to cure pursuant to the Response Notice under Section 4.3, (b) mechanics' liens and taxes due and payable with respect to the period preceding Closing, (c) the standard exception regarding the rights of parties in possession which shall be limited to those parties in possession pursuant to the Leases, and (d) the standard exception pertaining to taxes which shall be limited to taxes and assessments payable in the year in which the Closing occurs and subsequent taxes and assessments;

4.4.2 All Leases;

4.4.3 [Intentionally left blank];

4.4.4 Applicable zoning and governmental regulations and ordinances;

4.4.5 Any defects in or objections to title to the Property, or title exceptions or encumbrances, arising by, through or under Purchaser; and

4.4.6 The terms and conditions of this Contract.

4.5 Existing Deed of Trust. It is understood and agreed that, whether or not Purchaser gives an Objection Notice with respect thereto, any deeds of trust and/or mortgages (including any and all mortgages which secure the Note) against the Property (whether one or more, the "Deed of Trust ") shall not be deemed Permitted Exceptions, whether Purchaser gives written notice of such or not, and shall be paid off, satisfied, discharged, reconveyed and/or cured by Seller at Closing, provided that the Lender's Fees due in connection with the Loan Payoff shall be paid by Purchaser, subject to the provisions of Section 2.2.

4.6 Purchaser Financing. Purchaser assumes full responsibility to obtain the funds required for settlement, and Purchaser's acquisition of such funds shall not be a contingency to the Closing.

ARTICLE 5...
                                     CLOSING

5.1 Closing Date. The Closing shall occur on the date which is 30 days after the expiration of the Feasibility Period (the "Closing Date") through an escrow with Escrow Agent, whereby the Seller, Purchaser and their attorneys need not be physically present at the Closing and may deliver documents by overnight air courier or other means. Notwithstanding the foregoing to the contrary, Seller shall have the option, by delivering written notice to Purchaser, to extend the Closing Date to the last Business Day of the month in which the Closing Date otherwise would occur pursuant to the preceding sentence, or to such other date (either in the same month or the next) as Seller reasonably determines is desirable in connection with the Loan Payoff. Further, the Closing Date may be extended without penalty at the option of Seller to a date not later than 30 days following the Closing Date specified in the first sentence of this paragraph above (or, if applicable, as extended by Seller pursuant to the second sentence of this paragraph) to satisfy any condition to Closing, or such later date as is mutually acceptable to Seller and Purchaser. Provided that Purchaser is not in default under this Contract and subject to the last sentence of
Section 13.30, Purchaser shall be permitted a 30-day extension of the Closing Date as required under the first sentence of this section. In order to exercise such 30-day extension, Purchaser must (A) deliver written notice of such extension no later than 5 days prior to the scheduled Closing Date, and (B) simultaneously with such notice to Seller, deliver to the Escrow Agent the amount of $125,000.00, which amount, when received by Escrow Agent shall be added to the Deposit under the Contract, shall be non-refundable (except as otherwise expressly provided in the Contract with respect to the Deposit) and shall be held, credited and disbursed in the same manner as provided in the Contract with respect to the Deposit. Provided that Purchaser is not in default under this Contract and subject to the last sentence of Section 13.30, Purchaser shall be permitted a second 30-day extension of the Closing Date (as extended by the 4th sentence of this Section 5.1). In order to exercise such second 30-day extension, Purchaser must (x) deliver written notice of such extension no later than 5 days prior to the scheduled Closing Date (as extended pursuant to Section 5.1), and (y) simultaneously with such notice to Seller, deliver to the Escrow Agent the amount of $125,000.00, which amount, when received by Escrow Agent shall be added to the Deposit under the Contract, shall be non-refundable (except as otherwise expressly provided in the Contract with respect to the Deposit) and shall be held, credited and disbursed in the same manner as provided in the Contract with respect to the Deposit.

5.2 Seller Closing Deliveries. No later than 1 Business Day prior to the Closing Date, Seller shall deliver to Escrow Agent, each of the following items:

5.2.1 Grant, Bargain and Sale Deed (the "Deed") in the form attached as Exhibit B to Purchaser, subject to the Permitted Exceptions.

5.2.2 A Bill of Sale in the form attached as Exhibit C.

5.2.3 A General Assignment in the form attached as Exhibit D (the "General Assignment").

5.2.4 An Assignment of Leases and Security Deposits in the form attached as Exhibit E (the "Leases Assignment").

5.2.5 A letter in the form attached hereto as Exhibit F prepared by Purchaser and countersigned by Seller to each of the vendors under the Terminated Contracts informing them of the termination of such Terminated Contract as of the Closing Date (subject to any delay in the effectiveness of such termination pursuant to the express terms of each applicable Terminated Contract) (the "Vendor Terminations").

5.2.6 A closing statement executed by Seller.

5.2.7 A title affidavit or at Seller's option an indemnity, as applicable, in the customary form reasonably acceptable to Seller to enable Title Insurer to delete the standard exceptions to the title insurance policy set forth in this Contract (other than matters constituting any Permitted Exceptions and matters which are to be completed or performed post-Closing) to be issued pursuant to the Title Commitment; provided that such affidavit does not subject Seller to any greater liability, or impose any additional obligations, other than as set forth in this Contract.

5.2.8 A certification of Seller's non-foreign status pursuant to Section 1445 of the Internal Revenue Code of 1986, as amended.

5.2.9 Resolutions,  certificates of good standing, and such other organizational
documents  as  Title  Insurer  shall  reasonably  require  evidencing   Seller's
authority to consummate this transaction.

5.2.10......The Declaration of Value required by Nevada law.

5.3 Purchaser Closing Deliveries. No later than 1 Business Day prior to the Closing Date (except for the balance of the Purchase Price which is to be delivered at the time specified in Section 2.2.4), Purchaser shall deliver to the Escrow Agent (for disbursement to Seller upon the Closing) the following items with respect to the Property being conveyed at such Closing:

5.3.1 The full Purchase Price (with credit for the Deposit), plus or minus the adjustments or prorations required by this Contract.

5.3.2 A title affidavit (or at Purchaser's option an indemnity) pertaining to Purchaser's activity on the Property prior to Closing, in the customary form reasonably acceptable to Purchaser, to enable Title Insurer to delete the standard exceptions to the title insurance policy set forth in this Contract (other than matters constituting any Permitted Exceptions and matters which are to be completed or performed post-Closing) to be issued pursuant to the Title Commitment; provided that such affidavit does not subject Purchaser to any greater liability, or impose any additional obligations, other than as set forth in this Contract.

5.3.3 Any declaration or other statement which may be required to be submitted to the local assessor with respect to the terms of the sale of the Property (including, without limitation, the Declaration of Value required by Nevada law).

5.3.4 A closing statement executed by Purchaser.

5.3.5 A countersigned counterpart of the General Assignment.

5.3.6 A countersigned counterpart of the Leases Assignment.

5.3.7 Notification letters to all Tenants prepared and executed by Purchaser in the form attached hereto as Exhibit G.

5.3.8 Purchaser shall be solely responsible for identifying each of the Terminated Contracts (subject to the terms and conditions of Section 3.6) and addressing and preparing each of the Vendor Terminations for execution by Purchaser and Seller.

5.3.9 Any cancellation fees or penalties due to any vendor under any Terminated Contract as a result of the termination thereof.

5.3.10......Resolutions,   certificates   of  good  standing,   and  such  other
organizational documents as Title Insurer shall reasonably require evidencing Purchaser's authority to consummate this transaction.

5.3.11......The Prepayment Penalty.

5.3.12......The  Lender Fees  (subject to reduction  from the Purchase  Price in accordance with Section 2.2).

5.4   Closing Prorations and Adjustments.

5.4.1 General. All normal and customarily proratable items, including, without limitation, collected rents, operating expenses, personal property taxes, other operating expenses and fees, shall be prorated as of the Closing Date, Seller being charged or credited, as appropriate, for all of same attributable to the period up to the Closing Date (and credited for any amounts paid by Seller attributable to the period on or after the Closing Date, if assumed by Purchaser) and Purchaser being responsible for, and credited or charged, as the case may be, for all of same attributable to the period on and after the Closing Date. Seller shall prepare a proration schedule (the "Proration Schedule") of the adjustments described in this Section 5.4 prior to Closing. Such adjustments shall be paid by Purchaser to Seller (if the prorations result in a net credit to Seller) or by Seller to Purchaser (if the prorations result in a net credit to Purchaser), by increasing or reducing the cash to be paid by Purchaser at Closing.

5.4.2 Operating Expenses. All of the operating, maintenance, taxes (other than real estate taxes, such as rental taxes), and other expenses incurred in operating the Property that Seller customarily pays, and any other costs incurred in the ordinary course of business for the management and operation of the Property, shall be prorated on an accrual basis. Seller shall pay all such expenses that accrue prior to Closing and Purchaser shall pay all such expenses that accrue from and after the Closing Date.

5.4.3 Utilities. The final readings and final billings for utilities will be made if possible as of the Closing Date, in which case Seller shall pay all such bills as of the Closing Date and no proration shall be made at the Closing with respect to utility bills. Otherwise, a proration shall be made based upon the parties' reasonable good faith estimate and a readjustment made within 30 days after the Closing, if necessary. Seller shall be entitled to the return of any deposit(s) posted by it with any utility company, and Seller shall notify each utility company serving the Property to terminate Seller's account, effective as of noon on the Closing Date.

5.4.4 Real Estate Taxes. Any real estate ad valorem or similar taxes for the Property, or any installment of assessments payable in installments which installment is payable in the calendar year of Closing, shall be prorated to the date of Closing, based upon actual days involved.

5.4.5 Property Contracts. Purchaser shall assume at Closing the obligations under the Property Contracts assumed by Purchaser, subject to proration of operating expenses under Section 5.4.2.

5.4.6 Leases.

5.4.6.1.....All  collected  rent  (whether  fixed  monthly  rentals,  additional rentals, escalation rentals, retroactive rentals, operating cost pass-throughs or other sums and charges payable by Tenants under the Leases), income and expenses from any portion of the Property shall be prorated as of the Closing Date (prorated for any partial month). Purchaser shall receive all collected rent and income attributable to dates from and after the Closing Date. Seller shall receive all collected rent and income attributable to dates prior to the Closing Date. Notwithstanding the foregoing, no prorations shall be made in relation to either (a) non-delinquent rents which have not been collected as of the Closing Date, or (b) delinquent rents existing, if any, as of the Closing Date (the foregoing (a) and (b) referred to herein as the "Uncollected Rents"). In adjusting for Uncollected Rents, no adjustments shall be made in Seller's favor for rents which have accrued and are unpaid as of the Closing, but Purchaser shall pay Seller such accrued Uncollected Rents as and when collected by Purchaser. Purchaser agrees to bill Tenants of the Property for all Uncollected Rents and to take reasonable actions to collect Uncollected Rents. After the Closing, Seller shall continue to have the right, but not the obligation, in its own name, to demand payment of and to collect Uncollected
Rents owed to Seller by any Tenant, which right shall include, without limitation, the right to continue or commence legal actions or proceedings against any Tenant and the delivery of the Leases Assignment shall not constitute a waiver by Seller of such right. Purchaser agrees to cooperate with Seller in connection with all efforts by Seller to collect such Uncollected Rents and to take all steps, whether before or after the Closing Date, as may be necessary to carry out the intention of the foregoing, including, without limitation, the delivery to Seller, within 7 days after a written request, of any relevant books and records (including, without limitation, rent statements, receipted bills and copies of tenant checks used in payment of such rent), the execution of any and all consents or other documents, and the undertaking of any act reasonably necessary for the collection of such Uncollected Rents by Seller; provided, however, that Purchaser's obligation to cooperate with Seller pursuant to this sentence shall not obligate Purchaser to terminate any Tenant lease with an existing Tenant or evict any existing Tenant from the Property, nor shall Seller have the right to seek to terminate any Tenant Lease or evict any existing Tenant.

5.4.6.2.....At  Closing,  Purchaser  shall receive a credit against the Purchase
Price in an amount equal to the received and unapplied balance of all cash (or cash equivalent) Tenant Deposits, including, but not limited to, security, damage or other refundable deposits or required to be paid by any of the Tenants to secure their respective obligations under the Leases, together, in all cases, with any interest payable to the Tenants thereunder as may be required by their respective Tenant Lease or state law (the "Tenant Security Deposit Balance"). Any cash (or cash equivalents) held by Seller which constitute the Tenant Security Deposit Balance shall be retained by Seller in exchange for the foregoing credit against the Purchase Price and shall not be transferred by Seller pursuant to this Contract (or any of the documents delivered at Closing), but the obligation with respect to the Tenant Security Deposit Balance nonetheless shall be assumed by Purchaser. The Tenant Security Deposit Balance shall not include any non-refundable deposits or fees paid by Tenants to Seller, either pursuant to the Leases or otherwise.

5.4.6.3.....With  respect to operating expenses,  taxes, utility charges,  other operating cost pass-throughs, retroactive rental escalations, sums or charges payable by Tenants under the Tenant Leases, to the extent that Seller has received as of the Closing payments allocable to periods subsequent to Closing, the same shall be properly prorated with an adjustment in favor of Purchaser, and Purchaser shall reserve a credit therefor at Closing. With respect to any payments received by Purchaser after the Closing allocable to Seller prior to Closing, Purchaser shall promptly pay the same to Seller.

5.4.7 Existing Loan. On the Closing Date, Seller shall pay (which payment may be made by Seller out of the proceeds of the Purchase Price) the outstanding principal balance of the Note together with all interest accrued under the Note prior to the Closing Date (the "Loan Payoff"). Purchaser shall pay all Lender Fees (subject to reduction from the Purchase Price in accordance with Section 2.2). Any existing reserves, impounds and other accounts maintained in connection with the Loan shall be released in Good Funds to Seller at the Closing unless credited by Lender against the amount due from Seller under the Note.

5.4.8 Insurance. No proration shall be made in relation to insurance premiums and insurance policies will not be assigned to Purchaser.

5.4.9 Employees. All of Seller's and Seller's manager's on-site employees shall have their employment at the Property terminated as of the Closing Date.

5.4.10......Closing  Costs.  Purchaser  shall  pay  the  cost of  recording  any instruments required to discharge any liens or encumbrances against the Property, any premiums or fees required to be paid by Purchaser with respect to the Title Policy pursuant to Section 4.1, one-half of the customary closing costs of the Escrow Agent and any Nevada real property transfer taxes imposed on Seller that are attributable to the amount of the Purchase Price in excess of $8,736,700.00. Seller shall pay the Nevada real property transfer tax (for consideration of up to $8,736,700.00 of the Purchase Price), the CLTA portion of the base premium for the Title Policy to the extent required by Section 4.1, and one-half of the customary closing costs of the Escrow Agent.

5.4.11......Utility  Contracts.  If Seller has entered into an agreement for the purchase of electricity, gas or other utility service for the Property or a group of properties (including the Property) (a "Utility Contract"), or an affiliate of Seller has entered into a Utility Contract, then, at the option of Seller, (a) Purchaser either shall assume the Utility Contract with respect to the Property, or (b) the reasonably calculated costs of the Utility Contract attributable to the Property from and after the Closing shall be paid to Seller at the Closing and Seller shall remain responsible for payments under the Utility Contract.

5.4.12......Possession.  Possession  of the  Property,  subject  to the  Leases,
Property Contracts which are not identified as Terminated Contracts during the Feasibility Period (subject to the limitations of Section 3.6), and Permitted
Exceptions, shall be delivered to Purchaser at the Closing upon release from escrow of all items to be delivered by Purchaser pursuant to Section 5.3, including, without limitation, the Purchase Price. To the extent reasonably available to Seller, originals or copies of the Leases and Property Contracts, lease files, warranties, guaranties, operating manuals, keys to the property, and Seller's books and records (other than proprietary information) (collectively, "Seller's Property Related Files and Records") regarding the Property shall be made available to Purchaser at the Property after the Closing. Purchaser acknowledges and agrees that, prior to Closing and at Purchaser's sole cost and expense, Purchaser shall make copies (including, at Seller's discretion, CD copies) of those portions of Seller's Property Related Files and Records as may be requested by Seller and shall deliver such copies to Seller on or prior to the Closing Date. Purchaser acknowledges and agrees that such copies may be retained by Seller from and after the Closing. The conditions and restrictions on Purchaser's investigations and entry upon the Property set forth in Article 3, and Purchaser's indemnity obligations, shall also apply to the copying of Seller's Property Related Files and Records pursuant to this Section
5.4.12. Purchaser agrees that it shall coordinate with the Regional Property Manager (Lea Ann Butler, (T) (505) 754-3393), prior to the entry of Purchaser or Purchaser's agents onto the Property in connection with such copying, and will insure that the Regional Property Manager (or a designee or designees of the Regional Property Manager) is present at all times during and as a pre-condition to the entry or presence of Purchaser or Purchaser's agents on the Property in connection with such copying.

5.4.13......Survival.  The  provisions  of this  Section  5.4 shall  survive the
Closing and delivery of the Deed to Purchaser.

5.5 Post Closing Adjustments. In general, and except as provided in this Contract or the Closing Documents, Seller shall be entitled to all income, and shall pay all expenses, relating to the operation of the Property for the period prior to the Closing Date and Purchaser shall be entitled to all income, and shall pay all expenses, relating to the operation of the Property for the period commencing on and after the Closing Date. Purchaser or Seller may request that Purchaser and Seller undertake to re-adjust any item on the Proration Schedule (or any item omitted therefrom) in accordance with the provisions of Section 5.4 of this Contract; provided, however, that neither party shall have any obligation to re-adjust any items (a) after the expiration of 90 days after Closing, or (b) subject to such 90-day period, unless and until all such items exceed $5,000.00 in magnitude in aggregate. The provisions of this Section 5.6 shall survive the Closing and delivery of the Deed to Purchaser.

ARTICLE 6...
            REPRESENTATIONS AND WARRANTIES OF SELLER AND PURCHASER

6.1 Seller's Representations. Except, in all cases, for any fact, information or condition disclosed in the Title Documents, the Permitted Exceptions, the Property Contracts, or the Materials, or which is otherwise known by Purchaser prior to the Closing, Seller represents and warrants to Purchaser the following (collectively, the "Seller's Representations") as of the Effective Date and as of the Closing Date (provided that Purchaser's remedies if any such Seller's Representations are untrue as of the Closing Date are limited to those set forth in Section 8.1):

6.1.1 Seller is duly organized, validly existing and in good standing under the laws of the state of its formation set forth in the initial paragraph of this Contract; and, subject to Section 8.2.4, has or at the Closing shall have the entity power and authority to sell and convey the Property and to execute the documents to be executed by Seller and prior to the Closing will have taken as applicable, all corporate, partnership, limited liability company or equivalent entity actions required for the execution and delivery of this Contract, and the consummation of the transactions contemplated by this Contract. The compliance with or fulfillment of the terms and conditions hereof will not conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a default under, any contract to which Seller is a party or by which Seller is otherwise bound, which conflict, breach or default would have a material adverse affect on Seller's ability to consummate the transaction contemplated by this Contract or on the Property. Subject to Section 8.2.4, this Contract is a valid, binding and enforceable agreement against Seller in accordance with its terms;

6.1.2 Other than the Leases, the Property is not subject to any written lease executed by Seller or, to Seller's knowledge, any other possessory interests of any person;

6.1.3 Seller is not a "foreign person," as that term is used and defined in the Internal Revenue Code, Section 1445, as amended;

6.1.4 Except for any actions by Seller to evict Tenants under the Leases, to Seller's knowledge, there are no actions, proceedings, litigation or governmental investigations or condemnation actions either pending or threatened against the Property;

6.1.5 To Seller's knowledge, Seller has not received any written notice from a governmental agency of any uncured material violations of any federal, state, commonwealth, county or municipal law, ordinance, order, regulation or requirement affecting the Property; and

6.1.6 To Seller's knowledge, Seller has not received any written notice of any material default by Seller under any of the Property Contracts that will not be terminated on the Closing Date.

6.2 AS-IS.  Except for  Seller's  Representations,  the  Property  is  expressly purchased and sold "AS IS," "WHERE IS," and "WITH ALL FAULTS." The Purchase Price and the terms and conditions set forth herein are the result of arm's-length bargaining between entities familiar with transactions of this kind, and said price, terms and conditions reflect the fact that Purchaser shall have the benefit of, and is not relying upon, any information provided by Seller or Broker statements, representations or warranties, express or implied, made by or enforceable directly against Seller or Broker, including, without limitation, any relating to the value of the Property, the physical or environmental condition of the Property, any state, federal, county or local law, ordinance, order or permit; or the suitability, compliance or lack of compliance of the Property with any regulation, or any other attribute or matter of or relating to the Property (other than any covenants of title contained in the Deed conveying the Property and Seller's Representations). Purchaser agrees that Seller shall not be responsible or liable to Purchaser for any defects, errors or omissions, or on account of any conditions affecting the Property. Purchaser, its successors and assigns, and anyone claiming by, through or under Purchaser, hereby fully releases Seller's Indemnified Parties from, and irrevocably waives its right to maintain, any and all claims and causes of action that it or they may now have or hereafter acquire against Seller's Indemnified Parties with respect to any and all Losses arising from or related to any defects, errors, omissions or other conditions affecting the Property. Purchaser represents and warrants that, as of the date hereof and as of the Closing Date, it has and shall have reviewed and conducted such independent analyses, studies (including, without limitation, environmental studies and analyses concerning the presence of lead, asbestos, PCBs and radon in and about the Property), reports, investigations and inspections as it deems appropriate in connection with the Property. If Seller provides or has provided any documents, summaries, opinions or work product of consultants, surveyors, architects, engineers, title companies, governmental authorities or any other person or entity with respect to the Property, including, without limitation, the offering prepared by Broker, Purchaser and Seller agree that Seller has done so or shall do so only for the convenience of both parties, Purchaser shall not rely thereon and the reliance by Purchaser upon any such documents, summaries, opinions or work product shall not create or give rise to any liability of or against Seller's Indemnified Parties. Purchaser shall rely only upon any title insurance obtained by Purchaser with respect to title to the Property. Purchaser acknowledges and agrees that no representation has been made and no responsibility is assumed by Seller with respect to current and future applicable zoning or building code requirements or the compliance of the Property with any other laws, rules, ordinances or regulations, the financial earning capacity or expense history of the Property, the continuation of contracts, continued occupancy levels of the Property, or any part thereof, or the continued occupancy by tenants of any Leases or, without limiting any of the foregoing, occupancy at Closing. Prior to Closing, Seller shall have the right, but not the obligation, to enforce its rights against any and all Property occupants, guests or tenants. Purchaser agrees that the departure or removal, prior to Closing, of any of such guests, occupants or tenants shall not be the basis for, nor shall it give rise to, any claim on the part of Purchaser, nor shall it affect the obligations of Purchaser under this Contract in any manner whatsoever; and Purchaser shall close title and accept delivery of the Deed with or without such tenants in possession and without any allowance or reduction in the Purchase Price under this Contract. Purchaser hereby releases Seller from any and all claims and liabilities relating to the foregoing matters. The provisions of this Section 6.2 shall survive the Closing and delivery of the Deed to Purchaser.

6.3 Survival of Seller's Representations. Seller and Purchaser agree that Seller's Representations shall survive Closing for a period of 12 months (the "Survival Period"). Seller shall have no liability after the Survival Period with respect to Seller's Representations contained herein except to the extent that Purchaser has requested arbitration against Seller during the Survival Period for breach of any of Seller's Representations. Under no circumstances shall Seller be liable to Purchaser for more than $351,468.00 (the "Liability Cap") in any individual instance or in the aggregate for all breaches of Seller's Representations, nor shall Purchaser be entitled to bring any claim for a breach of Seller's Representations unless and until the claim for damage by Purchaser exceeds $5,000. In the event that Seller breaches any representation contained in Section 6.1 and Purchaser had knowledge of such breach prior to the Closing Date, Purchaser shall be deemed to have waived any right of recovery, and Seller shall not have any liability in connection therewith.

6.4 Definition of Seller's Knowledge. Any representations and warranties made "to the knowledge of Seller" shall not be deemed to imply any duty of inquiry. For purposes of this Contract, the term Seller's "knowledge" shall mean and refer only to actual knowledge of the Designated Representative of the Seller and shall not be construed to refer to the knowledge of any other partner, officer, director, agent, employee or representative of the Seller, or any affiliate of the Seller, or to impose upon such Designated Representative any duty to investigate the matter to which such actual knowledge or the absence thereof pertains, or to impose upon such Designated Representative any individual personal liability. As used herein, the term Designated Representative shall refer to Lea Ann Butler who is the Regional Property Manager handling this Property (the "Regional Property Manager").

6.5 Representations And Warranties Of Purchaser. For the purpose of inducing Seller to enter into this Contract and to consummate the sale and purchase of the Property in accordance herewith, Purchaser represents and warrants to Seller the following as of the Effective Date and as of the Closing Date:

6.5.1 Purchaser is a limited liability company duly organized, validly existing and in good standing under the laws of the State of California.

6.5.2 Purchaser, acting through any of its or their duly empowered and authorized officers or members, has all necessary entity power and authority to own and use its properties and to transact the business in which it is engaged, and has full power and authority to enter into this Contract, to execute and deliver the documents and instruments required of Purchaser herein, and to perform its obligations hereunder; and no consent of any of Purchaser's partners, directors, officers or members are required to so empower or authorize Purchaser. The compliance with or fulfillment of the terms and conditions hereof will not conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a default under, any contract to which Purchaser is a party or by which Purchaser is otherwise bound, which conflict, breach or default would have a material adverse affect on Purchaser's ability to consummate the transaction contemplated by this Contract. This Contract is a valid, binding and enforceable agreement against Purchaser in accordance with its terms.

6.5.3 No pending or, to the knowledge of Purchaser, threatened litigation exists which if determined adversely would restrain the consummation of the transactions contemplated by this Contract or would declare illegal, invalid or non-binding any of Purchaser's obligations or covenants to Seller.

6.5.4 Other than Seller's Representations, Purchaser has not relied on any representation or warranty made by Seller or any representative of Seller (including, without limitation, Broker) in connection with this Contract and the acquisition of the Property.

6.5.5 The Broker and its affiliates do not, and will not at the Closing, have any direct or indirect legal, beneficial, economic or voting interest in Purchaser (or in an assignee of Purchaser, which pursuant to Section 13.3, acquires the Property at the Closing), nor has Purchaser or any affiliate of Purchaser granted (as of the Effective Date or the Closing Date) the Broker or any of its affiliates any right or option to acquire any direct or indirect legal, beneficial, economic or voting interest in Purchaser.

      The provisions of this Section 6.5 shall survive the Closing and delivery of the Deed to Purchaser.

ARTICLE 7...
                            OPERATION OF THE PROPERTY

7.1 Leases and Property Contracts. During the period of time from the Effective Date to the Closing Date, in the ordinary course of business Seller may enter into new Property Contracts, new Leases, renew existing Leases or modify, terminate or accept the surrender or forfeiture of any of the Leases, modify any Property Contracts, or institute and prosecute any available remedies for default under any Lease or Property Contract without first obtaining the written consent of Purchaser; provided, however, Seller agrees that any such new Property Contracts or any new or renewed Leases shall not have a term in excess of 1 year (or such longer period of time for which such Property Contracts or Leases are entered into by Seller in the ordinary course of its operation of the Property) without the prior written consent of Purchaser, which consent shall not be unreasonably withheld, conditioned or delayed.

7.2 General  Operation of  Property.  Except as  specifically  set forth in this
Article 7, Seller shall operate the Property after the Effective Date in the ordinary course of business, and except as necessary in the Seller's sole discretion to address (a) any life or safety issue at the Property or (b) any other matter which in Seller's reasonable discretion materially adversely affecting the use, operation or value of the Property, Seller will not make any material alterations to the Property or remove any material Fixtures and Tangible Personal Property without the prior written consent of Purchaser which consent shall not be unreasonably withheld, denied or delayed.

7.3 Liens. Other than utility easements and temporary construction easements granted by Seller in the ordinary course of business, Seller covenants that it will not voluntarily create or cause any lien or encumbrance to attach to the Property between the Effective Date and the Closing Date (other than Leases and Property Contracts as provided in Section 7.1) unless Purchaser approves such lien or encumbrance, which approval shall not be unreasonably withheld or delayed. If Purchaser approves any such subsequent lien or encumbrance, the same shall be deemed a Permitted Encumbrance for all purposes hereunder.

ARTICLE 8...
                         CONDITIONS PRECEDENT TO CLOSING

8.1 Purchaser's Conditions to Closing. Purchaser's obligation to close under this Contract, shall be subject to and conditioned upon the fulfillment of each and all of the following conditions precedent:

8.1.1 All of the documents required to be delivered by Seller to Purchaser at the Closing pursuant to the terms and conditions hereof shall have been delivered;

8.1.2 Each of the representations, warranties and covenants of Seller contained herein shall be true in all material respects as of the Closing Date;

8.1.3 Seller shall have complied with, fulfilled and performed in all material respects each of the covenants, terms and conditions to be complied with, fulfilled or performed by Seller hereunder; and

8.1.4 Neither Seller nor Seller's general partner shall be a debtor in any bankruptcy proceeding nor shall have been in the last 6 months a debtor in any bankruptcy proceeding.

8.1.5 Seller has, on or before the expiration of the Feasibility Period, notified Purchaser in writing that Seller has received the consents required under Section 8.2.4(a) to consummate the transactions contemplated by this Contract.

      Notwithstanding anything to the contrary, there are no other conditions on Purchaser's obligation to Close except as expressly set forth in this Section
8.1. If any condition set forth in Sections 8.1.1, 8.1.3 or 8.1.4 is not met, Purchaser may (a) waive any of the foregoing conditions and proceed to Closing on the Closing Date with no offset or deduction from the Purchase Price, or (b) if such failure constitutes a default by Seller, exercise any of its remedies pursuant to Section 10.2. If the condition set forth in Section 8.1.2 is not met, Purchaser may, as its sole and exclusive remedy, (i) notify Seller of Purchaser's election to terminate this Contract and receive a return of the Deposit from the Escrow Agent, or (ii) waive such condition and proceed to Closing on the Closing Date with no offset or deduction from the Purchase Price. If the condition stated in Section 8.1.5 is not satisfied by the expiration of the Feasibility Period, then Purchaser may, as its sole and exclusive remedy, terminate this Contract and receive a return of the Deposit from the Escrow Agent; provided, however, that if Purchaser fails to so terminate this Contract, then the condition set forth in Section 8.1.5 shall become due on or prior to the Closing Date and, if such condition is not satisfied on or prior to the Closing Date, Purchaser may, as its sole and exclusive remedy, terminate this Contract, recover the Deposit and recover its direct and actual out-of-pocket expenses and costs (documented by paid invoices to third parties) in connection with this transaction, but not to exceed $7,602.00 in aggregate.

8.2 Seller's Conditions to Closing. Without limiting any of the rights of Seller elsewhere provided for in this Contract, Seller's obligation to close with respect to conveyance of the Property under this Contract shall be subject to and conditioned upon the fulfillment of each and all of the following conditions precedent:

8.2.1 All of the documents and funds required to be delivered by Purchaser to Seller at the Closing pursuant to the terms and conditions hereof shall have been delivered;

8.2.2 Each of the representations, warranties and covenants of Purchaser contained herein shall be true in all material respects as of the Closing Date;

8.2.3 Purchaser shall have complied with, fulfilled and performed in all material respects each of the covenants, terms and conditions to be complied with, fulfilled or performed by Purchaser hereunder; and

8.2.4 Seller shall have received all consents and approvals to the consummation of the transactions contemplated hereby (a) of Seller's partners or such partners' affiliates or partners, members, managers, shareholders or directors to the extent required by Seller's (or Seller's affiliates') organizational documents, or (b) that are required by law.

8.2.5 [Intentionally deleted.]

      If any of the foregoing conditions to Seller's obligation to close with respect to conveyance of the Property under this Contract are not met, Seller may (a) waive any of the foregoing conditions and proceed to Closing on the Closing Date, or (b) terminate this Contract, and, if such failure constitutes a default by Purchaser, exercise any of its remedies under Section 10.1.
ARTICLE 9...
                                    BROKERAGE

9.1 Indemnity. Seller represents and warrants to Purchaser that it has dealt only with CB Richard Ellis, 2415 E. Camelback Road, First Floor, Phoenix, AZ 85016, Attention: Sean Cunningham ("Broker"), in connection with this Contract. Seller and Purchaser each represents and warrants to the other that, other than Broker, it has not dealt with or utilized the services of any other real estate broker, sales person or finder in connection with this Contract, and each party agrees to indemnify, hold harmless, and, if requested in the sole and absolute discretion of the indemnitee, defend (with counsel approved by the indemnitee) the other party from and against all Losses relating to brokerage commissions and finder's fees arising from or attributable to the acts or omissions of the indemnifying party. The provisions of this Section 9.1 shall survive the termination of this Contract, and if not so terminated, the Closing and delivery of the Deed to Purchaser.

9.2 Broker Commission. If the Closing occurs, Seller agrees to pay Broker a commission according to the terms of a separate contract. Broker shall not be deemed a party or third party beneficiary of this Contract.

9.3 Broker Signature Page. As a condition to Seller's obligation to pay the commission pursuant to Section 9.2, Broker shall execute the signature page for Broker attached hereto solely for purposes of confirming the matters set forth therein; provided, however, that (a) Broker's signature hereon shall not be a prerequisite to the binding nature of this Contract on Purchaser and Seller, and the same shall become fully effective upon execution by Purchaser and Seller, and (b) the signature of Broker will not be necessary to amend any provision of this Contract.

9.4 Purchaser's Consultant. Seller agrees, at the request of Purchaser, to pay Arroyo & Coates, Inc., a California corporation, a consulting fee in the amount of $178,300.00 from the Purchase Price, if and only if the Closing occurs.

ARTICLE 10..
                              DEFAULTS AND REMEDIES

10.1 Purchaser Default.  If Purchaser  defaults in its obligations  hereunder to
(a) deliver the Initial Deposit or Additional Deposit (or any other deposit or payment required of Purchaser hereunder), (b) deliver to the Seller the deliveries specified under Section 5.3 on the date required thereunder, or (c) deliver the Purchase Price at the time required by Section 2.2.4 and close on the purchase of the Property on the Closing Date, then, immediately and without notice or cure, Purchaser shall forfeit the Deposit, and the Escrow Agent shall deliver the Deposit to Seller, and neither party shall be obligated to proceed with the purchase and sale of the Property. If, Purchaser defaults in any of its other representations, warranties or obligations under this Contract, and such default continues for more than 10 days after written notice from Seller, then Purchaser shall forfeit the Deposit, and the Escrow Agent shall deliver the Deposit to Seller, and neither party shall be obligated to proceed with the purchase and sale of the Property. The Deposit is liquidated damages and recourse to the Deposit is, except for Purchaser's indemnity and confidentiality obligations hereunder, Seller's sole and exclusive remedy for Purchaser's failure to perform its obligation to purchase the Property or breach of a representation or warranty. Seller expressly waives the remedies of specific performance and additional damages for such default by Purchaser. SELLER AND PURCHASER ACKNOWLEDGE THAT SELLER'S DAMAGES WOULD BE DIFFICULT TO DETERMINE, AND THAT THE DEPOSIT IS A REASONABLE ESTIMATE OF SELLER'S DAMAGES RESULTING FROM A DEFAULT BY PURCHASER IN ITS OBLIGATION TO PURCHASE THE PROPERTY. SELLER AND PURCHASER FURTHER AGREE THAT THIS SECTION 10.1.1 IS INTENDED TO AND DOES LIQUIDATE THE AMOUNT OF DAMAGES DUE SELLER, AND SHALL BE SELLER'S EXCLUSIVE REMEDY AGAINST PURCHASER, BOTH AT LAW AND IN EQUITY, ARISING FROM OR RELATED TO A BREACH BY PURCHASER OF ITS OBLIGATION TO CONSUMMATE THE TRANSACTIONS CONTEMPLATED BY THIS CONTRACT, OTHER THAN WITH RESPECT TO PURCHASER'S INDEMNITY AND CONFIDENTIALITY OBLIGATIONS HEREUNDER.

10.2 Seller Default. If Seller, prior to the Closing, defaults in its representations, warranties, covenants, or obligations under this Contract, including to sell the Property as required by this Contract and such default continues for more than 10 days after written notice from Purchaser, then, at Purchaser's election and as Purchaser's sole and exclusive remedy, either (A) this Contract shall terminate, and all payments and things of value, including the Deposit, provided by Purchaser hereunder shall be returned to Purchaser (subject to Purchaser's obligation under Section 3.5.2 to return all Third-Party Reports and information and Materials provided to Purchaser as a pre-condition to the return of the Deposit) and Purchaser may recover, as its sole recoverable damages (but without limiting its right to receive a refund of the Deposit), its direct and actual out-of-pocket expenses and costs (documented by paid invoices to third parties) in connection with this transaction, which damages shall not exceed $7,602.00 in aggregate, or (B) Purchaser may seek specific performance of Seller's obligation to deliver the Deed pursuant to this Contract (but not damages). Purchaser agrees that it shall promptly deliver to Seller an assignment of all of Purchaser's right, title and interest in and to (together with possession of) all plans, studies, surveys, reports, and other materials paid for with the out-of-pocket expenses reimbursed by Seller pursuant to the foregoing sentence. SELLER AND PURCHASER FURTHER AGREE THAT THIS SECTION 10.2 IS INTENDED TO AND DOES LIMIT THE AMOUNT OF DAMAGES DUE PURCHASER AND THE REMEDIES AVAILABLE TO PURCHASER FOR A DEFAULT BY SELLER PRIOR TO CLOSING, AND SHALL BE PURCHASER'S EXCLUSIVE REMEDY AGAINST SELLER, BOTH AT LAW AND IN EQUITY ARISING FROM OR RELATED TO A BREACH BY SELLER OF ITS REPRESENTATIONS, WARRANTIES, OR COVENANTS PRIOR TO CLOSING OR ITS OBLIGATION TO CONSUMMATE THE TRANSACTIONS CONTEMPLATED BY THIS CONTRACT. UNDER NO CIRCUMSTANCES, WHETHER BEFORE OR AFTER CLOSING, MAY PURCHASER SEEK OR BE ENTITLED TO RECOVER ANY SPECIAL, CONSEQUENTIAL, PUNITIVE, SPECULATIVE OR INDIRECT DAMAGES, ALL OF WHICH PURCHASER SPECIFICALLY WAIVES, FROM SELLER FOR ANY BREACH BY SELLER, OF ITS REPRESENTATIONS, WARRANTIES OR COVENANTS; PROVIDED, HOWEVER, THAT, TO THE EXTENT INCLUDED WITHIN THE LIMIT ON DAMAGES RECOVERABLE UNDER THE LIABILITY CAP STATED IN SECTION 6.3, PURCHASER MAY, DURING THE SURVIVAL PERIOD, SEEK TO PROVE AND RECOVER INDIRECT, CONSEQUENTIAL AND SPECIAL DAMAGES RESULTING FROM A BREACH OF SELLER'S REPRESENTATIONS. PURCHASER SPECIFICALLY WAIVES THE RIGHT TO FILE ANY LIS PENDENS OR ANY LIEN AGAINST THE PROPERTY UNLESS AND UNTIL IT HAS IRREVOCABLY ELECTED TO SEEK SPECIFIC PERFORMANCE OF THIS CONTRACT AND HAS FILED AN ACTION SEEKING SUCH REMEDY.

ARTICLE 11..
                            RISK OF LOSS OR CASUALTY

11.1 Major Damage. In the event that the Property is damaged or destroyed by fire or other casualty prior to Closing, and the cost of repair is more than $300,000, then Seller shall have no obligation to repair such damage or destruction and shall notify Purchaser in writing of such damage or destruction (the "Damage Notice"). Within 10 days after Purchaser's receipt of the Damage Notice, Purchaser may elect at its option to terminate this Contract by delivering written notice to Seller. In the event Purchaser fails to terminate this Contract within the foregoing 10-day period, this transaction shall be closed in accordance with the terms of this Contract for the full Purchase Price notwithstanding any such damage or destruction and Purchaser shall receive all insurance proceeds pertaining thereto (plus a credit against the Purchase Price in the amount of any deductible payable by Seller in connection therewith) at Closing.

11.2 Minor Damage. In the event that the Property is damaged or destroyed by fire or other casualty prior to the Closing, and the cost of repair is less than $300,000, this transaction shall be closed in accordance with the terms of this Contract, notwithstanding the damage or destruction; provided, however, Seller shall make such repairs to the extent of any recovery from insurance carried on the Property if they can be reasonably effected before the Closing. Subject to
Section 11.3, if Seller is unable to effect such repairs, then Purchaser shall receive all insurance proceeds pertaining thereto (plus a credit against the Purchase Price in the amount of any deductible payable by Seller in connection therewith) at Closing.

11.3 Repairs. To the extent that Seller elects to commence any repair, replacement or restoration of the Property prior to Closing, then Seller shall be entitled to receive and apply available insurance proceeds to any portion of such repair, replacement or restoration completed or installed prior to Closing, with Purchaser being responsible for completion of such repair, replacement or restoration after Closing from the balance of any available insurance proceeds. The provisions of this Section 11.3 shall survive the Closing and delivery of the Deed to Purchaser.

ARTICLE 12..
                                 EMINENT DOMAIN

12.1 Eminent Domain. In the event that, at the time of Closing, any material part of the Property is (or previously has been) acquired, or is about to be acquired, by any governmental agency by the powers of eminent domain or transfer in lieu thereof (or in the event that at such time there is any notice of any such acquisition or intent to acquire by any such governmental agency), Purchaser shall have the right, at Purchaser's option, to terminate this Contract by giving written notice within 10 days after Purchaser's receipt from Seller of notice of the occurrence of such event, and if Purchaser so terminates this Contract shall recover the Deposit hereunder (subject to Purchaser's obligation under Section 3.5.2 to return all Third-Party Reports and information and Materials provided to Purchaser as a pre-condition to the return of the Deposit). If Purchaser fails to terminate this Contract within such 10-day period, this transaction shall be closed in accordance with the terms of this Contract for the full Purchase Price and Purchaser shall receive the full benefit of any condemnation award. It is expressly agreed between the parties hereto that this section shall in no way apply to customary dedications for public purposes which may be necessary for the development of the Property.

ARTICLE 13..
                                  MISCELLANEOUS

13.1 Binding Effect of Contract. This Contract shall not be binding on either party until executed by both Purchaser and Seller. As provided in Sections 2.3.5 and 9.3, above, neither Escrow Agent's nor Broker's execution of this Contract shall not be a prerequisite to its effectiveness.

13.2 Exhibits And Schedules. All Exhibits and Schedules, whether or not annexed hereto, are a part of this Contract for all purposes.

13.3 Assignability. This Contract is not assignable by Purchaser without first obtaining the prior written approval of the Seller, except that Purchaser may assign this Contract to one or more entities so long as (a) Purchaser is an affiliate of the purchasing entity(ies), and Purchaser is not released from its liability hereunder, (b) if Purchaser is not an affiliate of the purchasing entity(ies) then Seller has consented in its reasonable discretion and Purchaser is not released from its liability hereunder, or (c) if Purchaser is not an affiliate of the purchasing entity(ies), then Purchaser or the principals of Purchaser have an ownership or managerial interest in such purchasing entities and Purchaser is not released from its liability hereunder. As used herein, an affiliate is a person or entity controlled by, under common control with, or controlling another person or entity.

13.4 Binding Effect. Subject to Section 13.3, this Contract shall be binding upon and inure to the benefit of Seller and Purchaser, and their respective successors, heirs and permitted assigns.

13.5 Captions. The captions, headings, and arrangements used in this Contract are for convenience only and do not in any way affect, limit, amplify, or modify the terms and provisions hereof.

13.6 Number And Gender Of Words. Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate.

13.7 Notices. All notices, demands, requests and other communications required or permitted hereunder shall be in writing, and shall be (a) personally delivered with a written receipt of delivery; (b) sent by a nationally recognized overnight delivery service requiring a written acknowledgement of receipt or providing a certification of delivery or attempted delivery; (c) sent by certified or registered mail, return receipt requested, or (d) sent by confirmed facsimile transmission with an original copy thereof transmitted to the recipient by one of the means described in subsections (a) through (c) no later than 3 Business Days thereafter. All notices shall be deemed effective when actually delivered as documented in a delivery receipt; provided, however, that if the notice was sent by overnight courier or mail as aforesaid and is affirmatively refused or cannot be delivered during customary business hours by reason of the absence of a signatory to acknowledge receipt, or by reason of a change of address with respect to which the addressor did not have either knowledge or written notice delivered in accordance with this paragraph, then the first attempted delivery shall be deemed to constitute delivery. Each party shall be entitled to change its address for notices from time to time by delivering to the other party notice thereof in the manner herein provided for the delivery of notices. All notices shall be sent to the addressee at its address set forth following its name below:

      ......To Purchaser:
      ......Jackson Square Properties, LLC
      ......500 Washington Street, Suite 700
      ......San Francisco, California  94111
      ......Attention:  Curtis Gardner and Thomas Coates
      ......Telephone:  415-445-7800
      ......Facsimile:  415-544-9134 AND 415-544-9135

      ......with copy to:

      ......Janin, Morgan & Brenner
      ......220 Bush Street, 17th Floor
      ......San Francisco, California  94104
      ......Attention:  Peter Wohlfeiler, Esq.
      ......Phone:  415-981-0670
      ......Fax:  415-981-1264


      ......To Seller:
            c/o AIMCO
            4582 South Ulster Street Parkway
            Suite 1100
            Denver, Colorado  80237
            Attention:  Patrick Slavin and Kris Vercauteren
            Telephone:  303-691-4340
            Facsimile:  303-300-3282

      ......And:

            c/o AIMCO
            4582 South Ulster Street Parkway
            Suite 1100
            Denver, Colorado  80237
            Attention:  Mr. Harry Alcock
            Telephone:  303-691-4344
            Facsimile:  303-300-3282

      ......with copy to:
            Chad Asarch, Esq.
      ......Vice President and Assistant General Counsel
      ......AIMCO
            4582 South Ulster Street Parkway
            Suite 1100
            Denver, Colorado  80237
      ......Telephone: 303-691-4303
            Facsimile:  303-300-3260

      ......and a copy to:

      ......Brownstein Hyatt & Farber, P.C.
      ......410 17th Street, 22nd Floor
      ......Denver, Colorado  80202
      ......Attention:  Gary M. Reiff, Esq.
      ......Telephone: 303-223-1100
      ......Facsimile:  303-223-1111

      Any notice required hereunder to be delivered to the Escrow Agent shall be delivered in accordance with above provisions as follows:

      ......First American Title Company
      ......550 S. Hope Street, Suite 1950
      ......Los Angeles, CA 90071
      ......Attention: Robin E. Webb
      ......Telephone: 213-271-1705

      Unless specifically required to be delivered to the Escrow Agent pursuant to the terms of this Contract, no notice hereunder must be delivered to the Escrow Agent in order to be effective so long as it is delivered to the other party in accordance with the above provisions.

13.8 Governing Law And Venue. The laws of the State of Nevada shall govern the validity, construction, enforcement, and interpretation of this Contract, unless otherwise specified herein except for the conflict of laws provisions thereof. Subject to Section 13.25, all claims, disputes and other matters in question arising out of or relating to this Contract, or the breach thereof, shall be decided by proceedings instituted and litigated in a court of competent jurisdiction in the commonwealth or state in which the Property is situated, and the parties hereto expressly consent to the venue and jurisdiction of such court.

13.9 Entire Agreement. This Contract embodies the entire Contract between the parties hereto concerning the subject matter hereof and supersedes all prior conversations, proposals, negotiations, understandings and Contracts, whether written or oral.

13.10 Amendments. This Contract shall not be amended, altered, changed, modified, supplemented or rescinded in any manner except by a written contract executed by all of the parties; provided, however, that, (a) as provided in
Section 2.3.5 above, the signature of the Escrow Agent shall not be required as to any amendment of this Contract other than an amendment of Section 2.3, and
(b) as provided in Section 9.3, above, the signature of the Broker shall not be required as to any amendment of this Contract.

13.11 Severability. In the event that any part of this Contract shall be held to be invalid or unenforceable by a court of competent jurisdiction, such provision shall be reformed, and enforced to the maximum extent permitted by law. If such provision cannot be reformed, it shall be severed from this Contract and the remaining portions of this Contract shall be valid and enforceable.

13.12 Multiple Counterparts/Facsimile Signatures. This Contract may be executed in a number of identical counterparts. This Contract may be executed by facsimile signatures which shall be binding on the parties hereto, with original signatures to be delivered as soon as reasonably practical thereafter.

13.13 Construction. No provision of this Contract shall be construed in favor of, or against, any particular party by reason of any presumption with respect to the drafting of this Contract; both parties, being represented by counsel, having fully participated in the negotiation of this instrument.

13.14 Confidentiality. Purchaser shall not disclose the terms and conditions contained in this Contract and shall keep the same confidential, provided that Purchaser may disclose the terms and conditions of this Contract (a) as required by law, (b) to consummate the terms of this Contract, or any financing relating thereto, or (c) to Purchaser's or Seller's lenders, attorneys and accountants. Any information and Materials provided by Seller to Purchaser hereunder are confidential and Purchaser shall be prohibited from making such information public to any other person or entity other than its agents and legal representatives, without Seller's prior written authorization, which may be granted or denied in Seller's sole discretion. Notwithstanding the provisions of
Section 13.9, Purchaser agrees that the covenants, restrictions and agreements of Purchaser contained in any confidentiality agreement executed by Purchaser prior to the Effective Date shall survive the execution of this Contract and shall not be superseded hereby.

13.15 Time Of The Essence. It is expressly agreed by the parties hereto that time is of the essence with respect to this Contract.

13.16 Waiver. No delay or omission to exercise any right or power accruing upon any default, omission, or failure of performance hereunder shall impair any right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. No waiver, amendment, release, or modification of this Contract shall be established by conduct, custom, or course of dealing and all waivers must be in writing and signed by the waiving party.

13.17 Attorneys Fees. In the event either party hereto commences litigation or arbitration against the other to enforce its rights hereunder, the substantially prevailing party in such litigation shall be entitled to recover from the other party its reasonable attorneys' fees and expenses incidental to such litigation and arbitration, including the cost of in-house counsel and any appeals.

13.18 Time Periods. Should the last day of a time period fall on a weekend or legal holiday, the next Business Day thereafter shall be considered the end of the time period.

13.19 1031 Exchange. Seller and Purchaser acknowledge and agree that the purchase and sale of the Property may be part of a tax-free exchange under
Section 1031 (a "Section 1031 Exchange") of the Code for either Purchaser or Seller. Each party hereby agrees to take all reasonable steps on or before the Closing Date to facilitate such exchange if requested by the other party, provided that (a) no party making such accommodation shall be required to acquire any substitute property, (b) such exchange shall not affect the representations, warranties, liabilities and obligations of the parties to each other under this Contract, (c) no party making such accommodation shall incur any additional cost, expense or liability in connection with such exchange (other than expenses of reviewing and executing documents required in connection with such exchange), and (d) no dates in this Contract will be extended as a result thereof. Notwithstanding anything to the contrary contained in the foregoing, if Seller so elects to close the transfer of the Property as an exchange, then (i) Seller, at its sole option, may delegate its obligations to transfer the Property under this Contract, and may assign its rights to receive the Purchase Price from Purchaser, to a deferred exchange intermediary (an "Intermediary") or to an exchange accommodation titleholder, as the case may be;
(ii) such delegation and assignment shall in no way reduce, modify or otherwise affect the obligations of Seller pursuant to this Contract; (iii) Seller shall remain fully liable for its obligations under this Contract as if such delegation and assignment shall not have taken place; (iv) Intermediary or exchange accommodation titleholder, as the case may be, shall have no liability to Purchaser; and (v) the closing of the transfer of the Property to Purchaser shall be undertaken by direct deed from Seller (or, if applicable, from other affiliates of Seller whom Seller will cause to execute such deeds) to Purchaser or to exchange accommodation titleholder, as the case may be. Notwithstanding anything to the contrary contained in the foregoing, if Purchaser so elects to close the acquisition of the Property as an exchange, then (i) Purchaser, at its sole option, may delegate its obligations to acquire the Property under this Contract, and may assign its rights to receive the Property from Seller, to an Intermediary or to an exchange accommodation titleholder, as the case may be;
(ii) such delegation and assignment shall in no way reduce, modify or otherwise affect the obligations of Purchaser pursuant to this Contract; (iii) Purchaser shall remain fully liable for its obligations under this Contract as if such delegation and assignment shall not have taken place; (iv) Intermediary or exchange accommodation titleholder, as the case may be, shall have no liability to Seller; and (v) the closing of the acquisition of the Property by Purchaser or the exchange accommodation titleholder, as the case may be, shall be undertaken by direct deed from Seller (or, if applicable, from other affiliates of Seller whom Seller will cause to execute such deeds) to Purchaser (or to exchange accommodation titleholder, as the case may be).

13.20 No Personal Liability of Officers, Trustees or Directors of Seller's Partners. Purchaser acknowledges that this Contract is entered into by Seller which is a California limited partnership, and Purchaser agrees that none of
Seller's Indemnified Parties shall have any personal liability under this Contract or any document executed in connection with the transactions contemplated by this Contract.

13.21 No Exclusive Negotiations. Seller shall have the right, at all times prior to the expiration of the Feasibility Period (but not after the expiration of the Feasibility Period if this Contract remains in full force and effect), to solicit backup offers and enter into discussions, negotiations, or any other communications concerning or related to the sale of the Property with any third-party; provided, however, that such communications are subject to the terms of this Contract, and that Seller shall not enter into any contract or binding Contract with a third-party for the sale of the Property unless such Contract is contingent on the termination of this Contract without the Property having been conveyed to Purchaser.

13.22 ADA Disclosure. Purchaser acknowledges that the Property may be subject to the federal Americans With Disabilities Act (the "ADA") and the federal Fair Housing Act (the "FHA"). The ADA, which requires, among other matters, that tenants and/or owners of "public accommodations" remove barriers in order to make the Property accessible to disabled persons and provide auxiliary aids and services for hearing, vision or speech impaired persons. Seller makes no warranty, representation or guarantee of any type or kind with respect to the Property's compliance with the ADA or FHA (or any similar state, commonwealth or local law), and Seller expressly disclaims any such representation.

13.23 No Recording. Purchaser shall not cause or allow this Contract or any contract or other document related hereto, nor any memorandum or other evidence hereof, to be recorded or become a public record without Seller's prior written consent, which consent may be withheld at Seller's sole discretion. If the Purchaser records this Contract or any other memorandum or evidence thereof, Purchaser shall be in default of its obligations under this Contract. Purchaser hereby appoints the Seller as Purchaser's attorney-in-fact to prepare and record any documents necessary to effect the nullification and release of the Contract or other memorandum or evidence thereof from the public records. This appointment shall be coupled with an interest and irrevocable.

13.24 Relationship of Parties. Purchaser and Seller acknowledge and agree that the relationship established between the parties pursuant to this Contract is only that of a seller and a purchaser of property. Neither Purchaser nor Seller is, nor shall either hold itself out to be, the agent, employee, joint venturer or partner of the other party.

13.25 Dispute Resolution. Any controversy, dispute, or claim of any nature arising out of, in connection with, or in relation to the interpretation, performance, enforcement or breach of this Contract (and any closing document executed in connection herewith), including any claim based on contract, tort or statute, shall be resolved at the written request of any party to this Contract by binding arbitration. The arbitration shall be administered in accordance with the then current Commercial Arbitration Rules of the American Arbitration Association; provided, however, that (a) the parties shall have the right to conduct reasonable discovery; and (b) the arbitrator (i) shall be a retired judge, (ii) shall decide all matters in accordance with the governing law, and
(iii) shall render a written decision. Any matter to be settled by arbitration shall be submitted to the American Arbitration Association in the commonwealth or state in which the Property is located. The parties shall attempt to designate one arbitrator from the American Arbitration Association. If they are unable to do so within 30 days after written demand therefor, then the American Arbitration Association shall designate an arbitrator. The arbitration shall be final and binding, and enforceable in any court of competent jurisdiction. The arbitrator shall award attorneys' fees (including those of in-house counsel) and costs to the substantially prevailing party and charge the cost of arbitration to the party which is not the substantially prevailing party. Notwithstanding anything herein to the contrary, this Section 13.25 shall not prevent Purchaser or Seller from seeking and obtaining equitable relief on a temporary or permanent basis, including, without limitation, a temporary restraining order, a preliminary or permanent injunction or similar equitable relief, from a court of competent jurisdiction located in the commonwealth or state in which the Property is located (to which all parties hereto consent to venue and jurisdiction) by instituting a legal action or other court proceeding in order to protect or enforce the rights of such party under this Contract or to prevent irreparable harm and injury. The court's jurisdiction over any such equitable matter, however, shall be expressly limited only to the temporary, preliminary, or permanent equitable relief sought; all other claims initiated under this Contract between the parties hereto shall be determined through final and binding arbitration in accordance with this Section 13.25.

13.26 AIMCO Marks. Purchaser agrees that Seller, the Property Manager or AIMCO, or their respective affiliates, are the sole owners of all right, title and interest in and to the AIMCO Marks (or have the right to use such AIMCO Marks pursuant to license agreements with third parties) and that no right, title or interest in or to the AIMCO Marks is granted, transferred, assigned or conveyed as a result of this Contract. Purchaser further agrees that Purchaser will not use the AIMCO Marks for any purpose.

13.27 Non-Solicitation of Employees. Purchaser acknowledges and agrees that, without the express written consent of Seller, neither Purchaser nor any of Purchaser's employees, affiliates or agents shall solicit any of Seller's employees or any employees located at the Property (or any of Seller's affiliates' employees located at any property owned by such affiliates) for potential employment.

13.28 Survival. Except for (a) all of the provisions of this Article 13 (other than Section 13.19 and 13.21, and (b) any provision of this Contract which expressly states that it shall so survive, and (c) any payment obligation of Purchaser under this Contract (the foregoing (a), (b) and (c) referred to herein as the "Survival Provisions"), none of the terms and provisions of this Contract shall survive the termination of this Contract, and, if the Contract is not so terminated, all of the terms and provisions of this Contract (other than the Survival Provisions) shall be merged into the Closing documents and shall not survive Closing.

13.29 Multiple Purchasers. As used in this Contract, the term "Purchaser" means all entities acquiring any interest in the Property at the Closing, including, without limitation, any assignee(s) of the original Purchaser pursuant to
Section 13.3 of this Contract. In the event that "Purchaser" has any obligations or makes any covenants, representations or warranties under this Contract, the same shall be made jointly and severally by all entities being a Purchaser hereunder. In the event that Seller receives notice from any entity being a Purchaser hereunder, the same shall be deemed to constitute notice from all entities being a Purchaser hereunder. In the event that any entity being a Purchaser hereunder takes any action, breaches any obligation or otherwise acts pursuant to the terms of this Contract, the same shall be deemed to be the action of the other entity(ies) being a Purchaser hereunder and the action of "Purchaser" under this Contract. In the event that Seller is required to give notice or take action with respect to Purchaser under this Contract, notice to any entity being a Purchaser hereunder or action with respect to any entity being a Purchaser hereunder shall be a notice or action to all entities being a Purchaser hereunder. In the event that any entity being a Purchaser hereunder desires to bring an action or arbitration against Seller, such action must be joined by all entities being a Purchaser hereunder in order to be effective. In the event that there is any agreement by Seller to pay any amount pursuant to this Contract to Purchaser under any circumstance, that amount shall be deemed maximum aggregate amount to be paid to all parties being a Purchaser hereunder and not an amount that can be paid to each party being a Purchaser hereunder. In the event that Seller is required to return the Initial Deposit, Additional Deposit or other amount to Purchaser, Seller shall return the same to any entity being a Purchaser hereunder and, upon such return, shall have no further liability to any other entity being a Purchaser hereunder for such amount. The foregoing provisions also shall apply to any documents, including, without limitation, the General Assignment and Assumption and the Assignment and Assumption of Leases and Security Deposits, executed in connection with this Contract and the transaction(s) contemplated hereby.

13.30 Cross Termination and Cross-Default Provision. Purchaser and Seller acknowledge and agree that Purchaser and Century St. Charleston, L.P., a Nevada limited partnership ("Charleston") simultaneously are entering into a sale by Charleston and a purchase by Purchaser of that certain real property located in Clark County, Nevada, commonly known as St. Charleston Village Apartments located at 6501 W. Charleston Blvd., Las Vegas, Nevada 89146, pursuant to a Purchase and Sale Contract of even date herewith (the "Ancillary Contract"). The parties each agree that, notwithstanding any provisions of this Contract or the Ancillary Contract to the contrary, (a) any default prior to Closing by either Seller or Purchaser under the terms of this Contract shall also be deemed a default by Charleston (if a default by Seller under this Contract) or Purchaser (if a default by Purchaser under this Contract), as applicable, under the similar provisions of the Ancillary Contract, (b) any default prior to Closing by Charleston or Purchaser under the terms of the Ancillary Contract shall also be deemed a default of Seller (if a default by Charleston under the Ancillary Contract) or Purchaser (if a default by Purchaser under the Ancillary Contract), as applicable, under the similar provisions of this Contract, (c) if Purchaser or Seller terminates this Contract for any reason (including, in the case of Purchaser, during the Feasibility Period or for casualty or for condemnation), then Purchaser (if a Purchaser termination under this Contract) or Charleston (if a Seller termination under this Contract), as applicable, shall have been deemed to have terminated the Ancillary Contract, (d) if Purchaser or Charleston terminates the Ancillary Contract for any reason (including, in the case of Purchaser, during the feasibility period or for casualty or for condemnation), then Purchaser (if a Purchaser termination under the Ancillary Contract) or Seller (if a Charleston termination under the Ancillary Contract), as applicable, shall have been deemed to terminate this Contract. Further, notwithstanding anything in this Contract or the Ancillary Contract to the contrary, Seller shall be obligated to sell the Property simultaneously with and only if Purchaser also buys the property subject to the Ancillary Contract, and Purchaser shall be obligated to buy the Property simultaneously with and only if Charleston also sells the property subject to the Ancillary Contract.

ARTICLE 14..
                           LEAD-BASED PAINT DISCLOSURE

14.1 Disclosure. Seller and Purchaser hereby acknowledge delivery of the Lead Based Paint Disclosure attached as Exhibit H hereto. The provisions of this
Section 14.1 shall survive the Closing and delivery of the Deed to Purchaser.

                 [Remainder of Page Intentionally Left Blank]

      NOW, THEREFORE, the parties hereto have executed this Contract as of the date first set forth above.

                                          Seller:

                                          Century Torrey Pines, L.P.,
                                          a Nevada limited partnership

                                          By:   CPF XIV/Torrey Pines, Inc.,
                                                a Nevada corporation, as
                                                general partner


                                          By:   /s/ Harry Alcock
                                          Name: Harry Alcock
                                          Title:      Executive Vice President


                                          Purchaser:


                                          JACKSON SQUARE PROPERTIES, LLC,
                                          a California limited liability
                                     company


                                          By:   /s/ Curtis Gardner
                                          Name: Curtis Gardner
                                          Title:      Managing Member

                           ESCROW AGENT SIGNATURE PAGE

      The undersigned executes the Contract to which this signature page is attached for the purpose of agreeing to the provisions of Section 2.3 of the Contract, and hereby establishes June 22, 2004 as the date of opening of escrow and designates NCS-87332 as the escrow number assigned to this escrow.

                                    ESCROW AGENT:

                                    FIRST AMERICAN TITLE COMPANY


                                    By:   /s/ Audra Williams
                                    Name: Audra Williams
                                    Title:      Escrow Officer

                              BROKER SIGNATURE PAGE


The undersigned Broker hereby executes this Broker Signature Page solely to confirm the following: (a) Broker represents only the Seller in the transaction described in the Contract to which this signature page is attached, (b) Broker acknowledges that the only compensation due to Broker in connection with the Closing of the transaction described in the Contract to which this signature page is attached is as set forth in a separate agreement between Seller and Broker at the Closing, and (c) Broker represents and warrants to Seller that Broker and its affiliates has not and will not receive any compensation (cash or otherwise) from or on behalf of Purchaser or any affiliate thereof in connection with the transaction, and do not, and will not at the Closing, have any direct or indirect legal, beneficial, economic or voting interest in Purchaser (or in an assignee of Purchaser, which pursuant to Section 13.3 of the Contract, acquires the Property at the Closing) nor has Purchaser granted (as of the Effective Date or the Closing Date) the Broker or any of its affiliates any right or option to acquire any direct or indirect legal, beneficial, economic or voting interest in Purchaser.


                                          BROKER:

                                          CB RICHARD ELLIS


                                          By: /s/ Sean Cunningham
                                          Name:Sean Cunningham
                                          Title:Executive Vice President

                                                                  Exhibit 10.6.1


                                  AMENDMENT TO
                           PURCHASE AND SALE CONTRACT

      THIS AMENDMENT TO PURCHASE AND SALE CONTRACT (this "Amendment") is made and entered into as of the 6th day of July, 2004 (the "Amendment Date"), by and between CENTURY TORREY PINES, L.P., a Nevada limited partnership, having an address at 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237 ("Seller"), and JACKSON SQUARE PROPERTIES, LLC, a California limited liability company, having a principal address at 500 Washington Street, Suite 700, San Francisco, California 94111 ("Purchaser") (Seller and Purchaser, together, referred to as the "Parties" and each individually as a "Party").

                                    Recitals:

      A.  Seller and  Purchaser  entered  into that  certain  Purchase  and Sale
Contract dated June 22, 2004 (the "Contract") for the Property described therein.

      B. Seller and Purchaser desire to amend the Contract on the terms set forth herein.

      NOW, THEREFORE, in consideration of the Contract, the covenants, promises, agreements, and conditions contained herein, and for other good and valuable consideration, the receipt, sufficiency, and adequacy of which are hereby acknowledged, the Parties agree as follows:

                                   Agreement:

Objection Deadline. The phrase " On or before the date which is 14 days after the Effective Date" in the first sentence of Section 4.3 of the Contract is hereby deleted in its entirety and replaced by the following provision: "On or prior to July 9th, 2004".
Ratification of Contract. By their execution of this Amendment, Seller and Purchaser hereby ratify the Contract on and subject to the same terms and conditions as originally set forth in the Contract (including, without limitation, the Effective Date originally set forth in the Contract), except as expressly modified by this Amendment.
Miscellaneous.  The  following  provisions  shall  apply  with  respect  to this
Amendment: Capitalized terms not defined herein shall have the same meaning as set forth in the Contract.
In the event of any conflict between the Contract and this Amendment, the terms and conditions of this Amendment shall control. This Amendment may be executed in counterparts, each of which (or any combination of which) when signed by all of the parties shall be deemed an original, but all of which when taken together shall constitute one agreement. Executed copies hereof may be delivered by telecopier and upon receipt shall be deemed originals and binding upon the parties hereto, and actual originals shall be promptly delivered thereafter. [Signature pages follow]

      NOW, THEREFORE, the Parties hereto have executed this Amendment as of the date first set forth above.


                                     Seller:

                                    Century Torrey Pines, L.P.,
                                    a Nevada limited partnership

                                       By:   CPF XIV/Torrey Pines, Inc.,
                                             a Nevada corporation, as general
                                       partner

                                       By:     /s/ Patrick Slavin
                                       Name: Patrick Slavin
                                       Title:   Senior Vice President

                                       AND

                                       By:   Century Properties Fund XIV, a
                                       California limited partnership, as
                                       general partner

                                          By:   Fox Realty Investors, a
                                       California                 general
                                       partnership, as general
                                       partner

                                                By:   NPI Equity Investments
                                       II,                        Inc., a
                                       Florida corporation, its
                                       Managing General Partner

                                          By:     /s/ Patrick Slavin
                                          Name: Patrick Slavin
                                          Title:   Senior Vice President

                                          AND

                                          By:   Fox Capital Management
                                       Corporation, a California
                                       corporation, as general partner

                                          By:     /s/ Patrick Slavin
                                          Name: Patrick Slavin
                                          Title:   Senior Vice President



                       [Purchaser signature page follows]
                     [PURCHASER SIGNATURE PAGE TO AMENDMENT
                         TO PURCHASE AND SALE CONTRACT]



                                   Purchaser:

                                    JACKSON SQUARE PROPERTIES, LLC,
                                    a California limited liability company


                                    By:   /s/ Thomas Coates
                                    Name: Thomas Coates
                                    Title:      Managing Member

                                                                  Exhibit 10.6.2

                               SECOND AMENDMENT TO
                           PURCHASE AND SALE CONTRACT

      THIS SECOND AMENDMENT TO PURCHASE AND SALE CONTRACT (this "Amendment") is made and entered into as of the 13th day of August, 2004 (the "Amendment Date"), by and between CENTURY TORREY PINES, L.P., a Nevada limited partnership, having an address at 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237 ("Seller"), and JACKSON SQUARE PROPERTIES, LLC, a California limited liability company, having a principal address at 500 Washington Street, Suite 700, San Francisco, California 94111 ("Purchaser") (Seller and Purchaser, together, referred to as the "Parties" and each individually as a "Party").

                                    Recitals:

      A. Seller and Purchaser entered into that certain Purchase and Sale Contract dated June 22, 2004, as amended by that certain Amendment to Purchase and Sale Contract dated July 6, 2004 (as amended, the "Contract") for the Property described therein.

      B. Seller and Purchaser desire to amend the Contract in order to allow Purchaser to apply to Lender to assume the Loan on the terms set forth herein.

      NOW, THEREFORE, in consideration of the Contract, the covenants, promises, agreements, and conditions contained herein, and for other good and valuable consideration, the receipt, sufficiency, and adequacy of which are hereby acknowledged, the Parties agree as follows:

                                   Agreement:

1. Defined Terms. The existing defined terms in the Contract are modified and new defined terms are inserted into the Contract as set forth in this Section 1 of this Amendment. All Section references in this Amendment are to the Contract unless otherwise indicated.

(a) The phrase "[Intentionally left blank]" in Section 1.1.6 is deleted in its entirety and replaced by the following provision: ""Assumed Encumbrances" shall have the meaning set forth in Section 4.5.1."

(b) The phrase "[Intentionally left blank]" in Section 1.1.7 is deleted in its entirety and replaced by the following provision: ""Assumed Loan Documents" shall have the meaning set forth in Section 4.5.1."

(c) The reference to "Section 4.5" in Section 1.1.16.5 is deleted and "Section 4.5.1" is inserted in lieu thereof.

(d) Section 1.1.31.5 of the Contract is deleted in its entirety and replaced by the following provision:

            "Section 1.1.31.5 "Lender Fees" shall mean all fees and expenses (including, without limitation, all servicing fees and charges, transfer fees, assumption fees, title fees, endorsement fees, prepayment penalties, charges, premiums or other fees, pay off fees, and other fees to release Seller of all liability under the Loan but not the Prepayment Penalty payable if the Loan Payoff occurs) imposed or charged by the Lender or its counsel, in connection with the Loan Assumption Application and the Loan Assumption and Release, and, as applicable, the Loan Payoff (including, without limitation, any amounts of interest charged by Lender for the period of time from the Closing Date to the permitted prepayment date if the Loan Payoff occurs on a date other than as permitted under the Note and Deed of Trust)."

(e) The phrase "[Intentionally left blank]" in Section 1.1.33 is deleted in its entirety and replaced by the following provision: ""Loan Assumption Application" shall have the meaning set forth in Section 4.5.3."

(f) The following new Section 1.1.33.5 is inserted into the Contract: "1.1.33.5 "Loan Assumption Application Submittal Deadline" shall have the meaning set forth in Section 4.5.3."

(g) The following new Section 1.1.33.6 is inserted into the Contract: "1.1.33.6 "Loan Assumption and Release" shall have the meaning set forth in Section 4.5.2."

(h) The reference to "Section 5.4.7" in Section 1.1.35 is deleted and "Section 4.5.2" is inserted in lieu thereof.

(i) The phrase "[Intentionally left blank]" in Section 1.1.55 is deleted in its entirety and replaced by the following: ""Required Loan Fund Amounts" shall have the meaning set forth in Section 4.5.6."

(j) The following new Section 1.1.61.5 is inserted into the Contract: "1.1.61.5 "Specific AIMCO Provisions" shall have the meaning set forth in Section 4.5.2."

2. Additional Modifications. The following modifications and deletions are made to the Contract:

(a) The phrase "plus the Prepayment Penalty" is deleted in its entirety from the last sentence of Section 2.2.

(b) The phrase "[Intentionally left blank]" in Section 2.2.3 is deleted in its entirety and replaced by the following provision:

            "At the Closing, subject to Purchaser's obligations under Section 4.5, Purchaser shall receive a credit against the Purchase Price in the amount of the outstanding principal balance of the Note, together with all accrued but unpaid interest (if any) thereon, as of the Closing Date (the "Loan Balance") to the extent that the Loan Assumption and Release occurs at the Closing."

(c) The phrase "[Intentionally left blank]" in Section 4.4.3 is deleted in its entirety and replaced by the following provision: "The Assumed Encumbrances."

(d) Section 4.5 is deleted in its entirety and replaced by the following provisions:

                  "4.5  Assumed Encumbrances.

                  4.5.1 Purchaser recognizes and agrees that, in connection with
            Loan, the Property presently is encumbered by a Deed of Trust dated February 2, 2000 and recorded February 7, 2000 as instrument no. 01386, Book 20000207 in the Official Records of Clark County (the "Deed of Trust") and certain other security and related documents in connection with the Loan (collectively, the "Assumed Encumbrances"). The Loan is evidenced by the Note (the Note, together with the Deed of Trust, the Assumed Encumbrances and any other documents executed by Seller in connection with the Loan, the "Assumed Loan Documents"), executed by Seller and payable to the order of the Lender. Purchaser acknowledges that Seller already has made available to Purchaser (in the same manner in which Seller is permitted to make the Materials available to Purchaser under Section 3.5.1) copies of the Assumed Loan Documents which are in Seller's possession or reasonable control (subject to Section 3.5.2).

                  4.5.2 Purchaser agrees that, at the Closing, either (a) the Note and all other amounts due and owing to the Lender under the Assumed Loan Documents will be paid in full (the "Loan Payoff"), or
            (b) both (i) Purchaser shall assume Seller's obligations under the Note and all of the other Assumed Loan Documents and accept title to the Property subject to the Deed of Trust and the Assumed Encumbrances, and (ii) the Lender shall release Seller, as well as any guarantors and other obligated parties under the Assumed Loan Documents, from all obligations under the Assumed Loan Documents (and any related guarantees or letters of credit), including, without limitation, any obligation to make payments of principal and interest under the Note (collectively, the foregoing (i) and (ii) referred to herein as the "Loan Assumption and Release"). If the Assumed Loan Documents prohibit the Loan Assumption and Release, the Loan Payoff shall occur at the Closing. Purchaser acknowledges and agrees that (x) certain of the provisions of the Assumed Loan Documents may have been negotiated for the exclusive benefit of Seller, AIMCO or their respective affiliates (the "Specific AIMCO Provisions"), and (y) unless Lender otherwise agrees in Lender's sole and arbitrary discretion, Purchaser will not be permitted to assume the benefit of the Specific AIMCO Provisions and the same shall be of no further force or effect from and after the Closing Date.

                  4.5.3 Purchaser further acknowledges that the Assumed Loan Documents require the satisfaction by Purchaser of certain requirements as set forth therein to allow for the Loan Assumption and Release. Accordingly, Purchaser represents and warrants to Seller that as of August 13th, 2004 (the "Loan Assumption Application Submittal Deadline"), Purchaser has satisfied the requirements set forth in the Assumed Loan Documents to allow for the Loan Assumption and Release, including, without limitation, submittal of a complete application to Lender for assumption of the Loan together with all documents and information required in connection therewith (the "Loan Assumption Application"). Purchaser agrees to provide Seller with a list of documents submitted by Purchaser to Lender in connection with the Loan Assumption Application no later than August 17, 2004 and shall provide evidence of its submission to Lender of the Loan Assumption Application on or before such date. Purchaser acknowledges and agrees that Purchaser is solely responsible for the preparation and submittal of the Loan Assumption Application, including the collection of all materials, documents, certificates, financials, signatures, and other items required to be submitted to Lender in connection with the Loan Assumption Application.

                  4.5.4 Purchaser shall comply with Lender's assumption guidelines in connection with the Loan Assumption and Release. Purchaser shall be responsible at its sole cost and expense for correcting and re-submitting any deficiencies noted by Lender in connection with the Loan Assumption Application no later than 2 Business Days after notification from Lender of such deficiency. Purchaser also shall provide Seller with a copy of any correspondence from Lender with respect to the Loan Assumption Application no later than 2 Business Days after receipt of such correspondence from Lender. Purchaser acknowledges that Lender's assumption guidelines may not be consistent with the provisions of the Assumed Loan Documents concerning the Loan Assumption and Release. Purchaser shall coordinate with the Lender to comply with the appropriate provisions of both the Assumed Loan Documents and Lender assumption guidelines in order to allow for the Loan Assumption and Release.

                  4.5.5 Purchaser shall pay the Lender Fees. Further, if the Loan Payoff occurs at Closing, then Purchaser shall also pay the Prepayment Penalty. The provisions of this Section 4.5.5 shall survive the termination of this Contract and the Closing.

                  4.5.6 Additionally, Purchaser shall be responsible for (a) replacing (and increasing to the extent required by Lender) all reserves, impounds and other accounts required to be maintained in connection with the Loan, and (b) funding any additional reserves, impounds or accounts required by Lender to be maintained by Purchaser in connection with the Loan after the Loan Assumption and Release (the foregoing amounts in (a) and (b) collectively referred to herein as the "Required Loan Fund Amounts"). Any existing reserves, impounds and other accounts required to be replaced by Purchaser pursuant to the foregoing sentence shall be released in Good Funds to Seller at the Closing. The provisions of this Section
            4.5.6 shall survive the Closing.

                  4.5.7 Purchaser agrees promptly to deliver to the Lender all documents and information required by the Assumed Loan Documents, and such other information or documentation as the Lender reasonably may request, including, without limitation, financial statements, income tax returns and other financial information for Purchaser and any required guarantor. Seller agrees that it will cooperate with Purchaser and Lender, at no cost or expense to Seller, in connection with Purchaser's application to Lender for approval of the Loan Assumption and Release.

                  4.5.8 No later than July 19,  2004,  Purchaser  shall  order a
            Phase I Environmental study (prepared by an environmental engineer reasonably acceptable to Seller and Lender) on an expedited basis, and covenants that such Phase I Environmental study shall be delivered to Seller and Lender no later than 10 days prior to the Closing Date in connection with and as a precondition to the Loan Assumption and Release.

                  4.5.9 If, notwithstanding the timely delivery of such materials by Purchaser and the satisfaction of the requirements of the Lender and the Assumed Loan Documents (or for any other reason), the Lender does not consent to or allow the Loan Assumption and Release on or before the Closing Date (including any extension thereof permitted by this Contract), the Loan Payoff shall occur at the Closing. To the extent that the Loan Payoff is to occur at the Closing, Seller shall have exclusive communication with Lender regarding the Loan Payoff and any associated Lender Fees to be paid by Purchaser."

(e) Section 5.3.1 is deleted in its entirety and replaced by the following provision: "5.3.1 The Purchase Price (with credit for the Deposit), plus or minus the adjustments or prorations required by this Contract, and, if applicable, the Loan Balance."

(f) Section 5.3.11 is deleted in its entirety and replaced by the following provision: "5.3.11 The Prepayment Penalty, if applicable pursuant to Section 4.5.5."

(g) Section 5.3.12 is deleted in its entirety and replaced by the following provisions:

                  "5.3.12 If Purchaser elects to cause and the Lender has agreed to permit the Loan Assumption and Release, all documents, instruments, guaranties, Lender Fees, Required Loan Fund Amounts, and other items or funds required by the Lender to cause the Loan Assumption and Release.

                  5.3.13 If the Loan Payoff is to occur, all Lender Fees, interest required to be prepaid, and any other amounts, documents or instruments required by the Lender to cause the Loan Payoff."

(h) Section 5.4.7 is deleted in its entirety and replaced by the following provision:

            "5.4.7 Existing Loan. Seller shall be responsible for all principal required to be paid under the terms of the Note prior to Closing, together with all interest accrued under the Note prior to Closing, all of which may be a credit against the Purchase Price as provided in Section 2.2.3. Purchaser shall be responsible for the payment of all principal required to be paid from and after Closing, together with all interest accruing under the Note from and after Closing. Purchaser also shall be responsible for all Lender Fees and all other fees, penalties, interest and other amounts due and owing from and after Closing under the Assumed Loan Documents (including, without limitation, as a result of the Loan Payoff, or, as applicable, the Loan Assumption and Release). As set forth in
            Section 4.5.3, any existing reserves, impounds and other accounts maintained in connection with the Loan and required to be replaced by Purchaser, shall be released in Good Funds to Seller at the Closing."

(i) The phrase "and any approvals required from Lender for the Loan Assumption and Release," is inserted in Section 6.1.1 after the phrase "subject to Section 8.2.4" in the first sentence of such Section.

(j) The phrase "[Intentionally deleted]" in Section 8.2.5 is deleted in its entirety and replaced by the following provision: "The Loan Assumption and Release shall have occurred, or, if permitted or required hereunder, the Loan Payoff shall have occurred."

3.  Miscellaneous.  The  following  provisions  shall apply with respect to this
Amendment:

(a) Capitalized terms not defined herein shall have the same meaning as set forth in the Contract.

(b) In the event of any conflict between the Contract and this Amendment, the terms and conditions of this Amendment shall control.

(c) This Amendment may be executed in counterparts, each of which (or any combination of which) when signed by all of the parties shall be deemed an original, but all of which when taken together shall constitute one agreement. Executed copies hereof may be delivered by telecopier and upon receipt shall be deemed originals and binding upon the parties hereto, and actual originals shall be promptly delivered thereafter.


                            [Signature pages follow]

      NOW, THEREFORE, the Parties hereto have executed this Amendment as of the date first set forth above.


                                     Seller:

                                    Century Torrey Pines, L.P.,
                                    a Nevada limited partnership

                                       By:   CPF XIV/Torrey Pines, Inc.,
                                             a Nevada corporation, as general
                                       partner

                                       By:           /s/ Patrick Slavin
                                       Name: Patrick Slavin
                                       Title:   Senior Vice President

                                       AND

                                       By:   Century Properties Fund XIV, a
                                       California limited partnership, as
                                       general partner

                                          By:   Fox Realty Investors, a
                                       California                 general
                                       partnership, as general
                                       partner

                                                By:   NPI Equity Investments
                                       II,                        Inc., a
                                       Florida corporation, its
                                       Managing General Partner

                                          By:        /s/ Patrick Slavin
                                          Name: Patrick Slavin
                                          Title:   Senior Vice President

                                          AND

                                          By:   Fox Capital Management
                                       Corporation, a California
                                       corporation, as general partner

                                          By:        /s/ Patrick Slavin
                                          Name: Patrick Slavin
                                          Title:   Senior Vice President



                       [Purchaser signature page follows]

                     [PURCHASER SIGNATURE PAGE TO AMENDMENT
                         TO PURCHASE AND SALE CONTRACT]



                                   Purchaser:

                                    JACKSON SQUARE PROPERTIES, LLC,
                                    a California limited liability company


                                    By:   /s/ Thomas Coates
                                    Name: Thomas Coates
                                    Title:      Managing Member

                                                                  Exhibit 10.6.3

                               THIRD AMENDMENT TO
                           PURCHASE AND SALE CONTRACT

      THIS THIRD AMENDMENT TO PURCHASE AND SALE CONTRACT (this "Amendment") is made and entered into as of the 9th day of September, 2004 (the "Amendment Date"), by and between CENTURY TORREY PINES, L.P., a Nevada limited partnership, having an address at 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237 ("Seller"), and JACKSON SQUARE PROPERTIES, LLC, a California limited liability company, having a principal address at 500 Washington Street, Suite 700, San Francisco, California 94111 ("Purchaser") (Seller and Purchaser, together, referred to as the "Parties" and each individually as a "Party").

                                    Recitals:

      A. Seller and Purchaser entered into that certain Purchase and Sale Contract dated June 22, 2004, as amended by that certain Amendment to Purchase and Sale Contract dated July 6, 2004 and that certain Second Amendment to Purchase and Sale Contract dated August 13, 2004 (as amended, the "Contract") for the Property described therein.

      B. Seller and Purchaser desire to amend the Contract on the terms set forth herein.

      NOW, THEREFORE, in consideration of the Contract, the covenants, promises, agreements, and conditions contained herein, and for other good and valuable consideration, the receipt, sufficiency, and adequacy of which are hereby acknowledged, the Parties agree as follows:

                                   Agreement:

1. Deposit.  In  consideration of the extension of the Closing Date set forth in
Section 2 of this Amendment, Purchaser agrees that the amount of the Deposit required to be paid by Purchaser is hereby increased by the amount of $125,000.00 (to a total of $424,734.00). Simultaneously with the execution of this Amendment, Purchaser shall deliver in Good Funds, the additional amount of $125,000.00 to the Escrow Agent to be held as part of the Deposit pursuant to the Contract. Purchaser further hereby confirms that the Deposit (as increased by this Section 1 of the Amendment) is non-refundable, except as otherwise expressly provided in the Contract with respect to the Deposit.

2. Closing Date. The first sentence of Section 5.1 the Contract is hereby amended and restated in its entirety as follows: "The Closing shall occur on Friday, October 29, 2004 (the "Closing Date") through an escrow with Escrow Agent, whereby the Seller, Purchaser and their attorneys need not be physically present at the Closing and may deliver documents by overnight air courier or other means." Seller and Purchaser acknowledge and agree that the second sentence and the last 4 sentences of Section 5.1 of the Contract are hereby deleted in their entirety and that Purchaser hereby waives any and all rights to extend the Closing Date.

3. Ratification of Agreement. All terms and provisions of the Agreement not specifically modified or amended by this Amendment shall remain in full force and effect, and the Agreement, as expressly modified herein, is hereby ratified, confirmed and approved in all respects by the parties hereto.

4.  Miscellaneous.  The  following  provisions  shall apply with respect to this
Amendment:

(a) Capitalized terms not defined herein shall have the same meaning as set forth in the Contract.

(b) In the event of any conflict between the Contract and this Amendment, the terms and conditions of this Amendment shall control.

(c) This Amendment may be executed in counterparts, each of which (or any combination of which) when signed by all of the parties shall be deemed an original, but all of which when taken together shall constitute one agreement. Executed copies hereof may be delivered by telecopier and upon receipt shall be deemed originals and binding upon the parties hereto, and actual originals shall be promptly delivered thereafter.


                            [Signature pages follow]

                                        3
Village Green Apartments, Montgomery County, AL
8358\437\870598.3

      NOW, THEREFORE, the Parties hereto have executed this Amendment as of the date first set forth above.
                                     Seller:

                                    Century Torrey Pines, L.P.,
                                    a Nevada limited partnership

                                       By:   CPF XIV/Torrey Pines, Inc.,
                                             a Nevada corporation, as general
                                       partner

                                       By:      /s/ Brian J. Bornhorst
                                       Name: Brian J. Bornhorst
                                       Title:   Vice President

                                       AND

                                       By:   Century Properties Fund XIV, a
                                       California limited partnership, as
                                       general partner

                                          By:   Fox Realty Investors, a
                                       California                 general
                                       partnership, as general
                                       partner

                                                By:   NPI Equity Investments
                                       II,                        Inc., a
                                       Florida corporation, its
                                       Managing General Partner

                                          By:      /s/ Brian J. Bornhorst
                                          Name: Brian J. Bornhorst
                                          Title:   Vice President

                                          AND

                                          By:   Fox Capital Management
                                       Corporation, a California
                                       corporation, as general partner

                                          By:      /s/ Brian J. Bornhorst
                                          Name: Brian J. Bornhorst
                                          Title:   Vice President

                       [Purchaser signature page follows]

                 [PURCHASER SIGNATURE PAGE TO THIRD AMENDMENT
                         TO PURCHASE AND SALE CONTRACT]



                                   Purchaser:

                                    JACKSON SQUARE PROPERTIES, LLC,
                                    a California limited liability company


                                    By:   /s/ Curtis Gardner
                                    Name: Curtis Gardner
                                    Title:      Managing Member